As filed with the Securities and Exchange Commission on September 26, 2001
                                            Registration Statement No. 333-67170
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                 Amendment No. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                                          SAXON ASSET SECURITIES COMPANY
                              (Exact name of registrant as specified in its charter)

            Virginia                                      4480 Cox Road                              52-1865887
  (State or other jurisdiction                     Glen Allen, Virginia 23060                     (I.R.S. Employer
of incorporation or organization)     (Address of registrant's principal executive offices)     Identification No.)

-------------------------------------------------------------------------------------------------------------------

                                Richard Shepherd
                         Saxon Asset Securities Company
                                  4880 Cox Road
                           Glen Allen, Virginia 23060
                                 (804) 967-7400
                     (Name and address of agent for service)
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                                   Copies to:
                                  John Arnholz
                                McKee Nelson LLP
                               1919 M Street, N.W.
                             Washington, D.C. 20036

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================

                                                                      Proposed Maximum      Proposed Maximum
                                                                     Offering Price Per    Aggregate Offering          Amount of
Title of Securities Being Registered      Amount Being Registered         Unit(1)              Price(1)          Registration Fee(2)
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities............       $4,000,000,000.00              100%           $4,000,000,000.00        $1,000,000.00
====================================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  $250.00 previously paid.

         Pursuant to Rule 429 under the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to securities covered by Registration Statement No. 333-87351 previously filed by the Registrant.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

         The purpose of this Amendment No. 1 to the Registration Statement is to make certain revisions to the prospectus and the pooling and servicing agreement which are a part of this Registration Statement.

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                                     PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the expenses in connection with the issuance and distribution of the Securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.

SEC registration Fee...........................................    $1,000,000.00
Legal fees and expenses*.......................................       342,600.00
Accounting fees and expenses*..................................       171,300.00
Rating Agency fees*............................................     1,284,750.00
Trustee fees and expenses*.....................................        57,100.00
Printing and engraving*........................................        85,650.00
Miscellaneous*.................................................     1,056,350.00
                                                                   -------------
         Total.................................................    $3,997,750.00

--------------------
*    Estimated in accordance with Item 511 of Regulation S-K.


Item 15. Indemnification of Directors and Officers.

         Article 10 of the Virginia Stock Corporation Act provides in substance that Virginia corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Virginia Stock Corporation Act also provides that Virginia corporations may purchase insurance on behalf of any such director, officer, employee or agent.

         Under certain sales agreements entered into by the depositor and various transferors of mortgage-related collateral, such transferors are obligated to indemnify the depositor against certain expenses and liabilities.

         Reference is made to the Standard Terms to Underwriting Agreement filed as an exhibit hereto for provisions relating to the indemnification of directors, officers and controlling persons of the depositor against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 16. Exhibits.

1.1           Form of Underwriting Agreement.
4.1           Form of Pooling and Servicing Agreement (including Forms of
              Certificates).
5.1 Opinion of McKee Nelson LLP, with respect to legality (filed herewith).
8.1 Opinion of McKee Nelson LLP, with respect to tax matters (included in its opinion filed as Exhibit 5.1).
23.1 Consent of McKee Nelson LLP (included in its opinion filed as Exhibit 5.1).
23.2 Consent of McKee Nelson LLP (included in its opinion filed as Exhibit 5.1).
24.1          Powers of Attorney (see signature page to this Registration
              Statement).


         Financial Statements
         --------------------

         All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17. Undertakings

         The undersigned Registrant hereby undertakes:

         (a)   (1)   To file, during any period in which offers or sales are
being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

         (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 15 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         (d)   That,

               (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Glen Allen, Commonwealth of Virginia, on September 26, 2001.

                                 SAXON ASSET SECURITIES COMPANY


                                 By: /s/ BRADLEY D. ADAMS
                                     -------------------------------------------
                                     Bradley D. Adams, Senior Vice President (3)

         (3) Executed pursuant to the power of attorney granted to him in Registration Statement No. 333-67170.

                                  EXHIBIT INDEX

1.1           Form of Underwriting Agreement.
4.1           Form of Pooling and Servicing Agreement (including Forms of
              Certificates).
5.1 Opinion of McKee Nelson LLP, with respect to legality (filed herewith).
8.1 Opinion of McKee Nelson LLP, with respect to tax matters (included in its opinion filed as Exhibit 5.1).
23.1 Consent of McKee Nelson LLP (included in its opinion filed as Exhibit 5.1).
23.2 Consent of McKee Nelson LLP (included in its opinion filed as Exhibit 5.1).
24.1          Powers of Attorney (see signature page to this Registration
              Statement).

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


Prospectus Supplement dated __________ (To Prospectus Dated _________)

[GRAPHIC OMITTED]                       $_______________________
      SAXON              Mortgage Loan Asset Backed Certificates, Series ____-__
                                  Saxon Asset Securities Trust ____-__
               Principal and interest payable monthly, beginning __________,____

           Saxon Mortgage, Inc.       Saxon Asset Securities Company
                Seller and Master Servicer            Depositor

     The trust will issue:

     o  _____ classes of senior certificates; and

     o  _____ classes of subordinated certificates.
     For a description of the _____ classes of certificates offered by this prospectus supplement, see "Offered Certificates" on page S-__.

                                 _______________

     The assets of the trust will include two groups of mortgage loans secured by one-to-four family residential properties. One group will consist of fixed-rate, first or second mortgage loans. The other group will consist of adjustable rate, first mortgage loans.

     The mortgage loans were or will be originated or acquired in accordance with underwriting guidelines that are not as restrictive as federal agency guidelines. As a result, the mortgage loans may experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with more restrictive standards.

                                 _______________

     You should carefully consider the risk factors beginning on page S-__ of this prospectus supplement and page __ of the prospectus.

                                 _______________

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus supplement or prospectus. Any representation to the contrary is a criminal offense.

     The underwriters will offer the certificates offered by this prospectus supplement from time to time at varying prices to be determined at the time of sale. The certificates will be available for delivery to investors in book-entry form through the facilities of The Depository Trust Company, Clearstream and the Euroclear System on or about _______________.

                             [NAMES OF UNDERWRITERS]

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. No one has been authorized to provide you with different information.

     The offered certificates are not being offered in any state where the offer is not permitted.

     The depositor does not claim the accuracy of the information in this prospectus supplement and the accompanying prospectus as of any date other than the dates stated on their cover pages.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until 90 days after the date of the prospectus supplement.

                  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED
                IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

     The offered certificates are described in two separate documents that progressively provide more detail:

     o the accompanying prospectus, which provides general information, some of which may not apply to a particular series of certificates, and

     o this prospectus supplement, which describes the specific terms of your certificates.

     This prospectus supplement does not contain complete information about the offering of these securities. We suggest that you read both this prospectus supplement and the prospectus in full. We cannot sell these securities to you unless you have received both this prospectus supplement and the prospectus.

     This prospectus supplement describes the terms of the offered certificates and the mortgage loans in greater detail than our prospectus, and may provide information that differs from our prospectus. If the description of the terms of your certificates varies between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     Investors can find a glossary of certain significant defined terms used in this prospectus supplement beginning on page S-__.

     Saxon Asset Securities Company's principal offices are located at 4880 Cox Road, Glen Allen, Virginia 23060 and its phone number is (804) 967-7400.

                                 _______________

     This prospectus supplement and the accompanying prospectus contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Specifically, forward-looking statements, together with related qualifying language and assumptions, are found in the material, including tables, under the headings "Risk Factors" and "Prepayment and Yield Considerations." Forward-looking statements are also found in other places throughout this prospectus supplement and the prospectus, and may be identified by accompanying language, including "expects," "intends," "anticipates," "estimates" or analogous expressions, or by qualifying language or assumptions. These statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from the forward-looking statements. These risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preference and various other matters, many of which are beyond the depositor's control. These forward-looking statements speak only as of the date of this prospectus supplement. The depositor expressly disclaims any obligation or undertaking to distribute any updates or revisions to any forward-looking statements to reflect changes in the depositor's expectations with regard to those statements or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                TABLE OF CONTENTS


                              Prospectus Supplement
                              ---------------------

Offered Certificates.........................................................S-4
Summary of Terms.............................................................S-5
Risk Factors................................................................S-10
Recent Developments.........................................................S-14
The Mortgage Loan Pool......................................................S-14
Prepayment and Yield Considerations.........................................S-26
Description of Offered Certificates.........................................S-37
The Trust Agreement.........................................................S-45
Material Federal Income Tax
  Consequences..............................................................S-49
ERISA Considerations........................................................S-50
Ratings.....................................................................S-53
Legal Investment Considerations.............................................S-53
Use of Proceeds.............................................................S-54
Legal Matters...............................................................S-54
Underwriting................................................................S-55
Glossary....................................................................S-57


                                   Prospectus
                                   ----------

Important Notice About Information
  Presented in this Prospectus and
  the Prospectus Supplement....................................................2
Risk Factors...................................................................3
Description of the Certificates................................................9
Registration of the Offered
  Securities..................................................................10
Maturity, Prepayment and Yield
  Considerations..............................................................22
The Trusts....................................................................25
Credit Enhancement............................................................34
Origination of Mortgage Loans.................................................41
Servicing of Mortgage Loans...................................................43
The Agreement.................................................................53
Material Legal Aspects of
  Mortgage Loans..............................................................57
The Depositor.................................................................68
Use of Proceeds...............................................................69
Material Federal Income Tax
  Consequences................................................................69
State and Local Tax
  Considerations.............................................................104
ERISA Considerations.........................................................105
Legal Investment Matters.....................................................108
Plan of Distribution.........................................................109
Available Information........................................................110
Incorporation of Certain Documents
  by Reference...............................................................111

                              OFFERED CERTIFICATES

     The trust will issue the following classes of certificates that are being offered by this prospectus supplement and the accompanying prospectus.

                        Initial                                                      Final
                      Certificate           Annual                                 Scheduled
                       Principal         Pass Through           Ratings           Distribution
         Class          Balance              Rates           Moody's/Fitch          Date(4)              Type
         -----          -------              -----           -------------          -------              ----

Group I- Fixed Rate Mortgage Loans

AF-1                                                                                                  Senior
AF-2                                                                                                  Senior
AF-3                                                                                                  Senior
AF-4(1)                                                                                               Senior
AF-5(1)                                                                                               Senior
AF-6(1)                                                                                               Senior
MF-1(1)                                                                                               Subordinate
MF-2(1)                                                                                               Subordinate
BF-1(1)                                                                                               Subordinate
BF-1A(1)                                                                                              Subordinate

                                          Spreads over
                                            One Month
                                              LIBOR
                                              -----

Group II - Adjustable Rate Mortgage Loans

AV-1(1)(2)                                                                                            Senior
MV-1(1)(2)                                                                                            Subordinate
MV-2(1)                                                                                               Subordinate
BV-1(1)                                                                                               Subordinate
BV-1A                                                                                                 Subordinate

-----------------------------------
(1) The pass through rates are subject to a cap. After the clean-up call date, the pass through rates on the class AF-5, class MF-1 and class MF-2 certificates step up by ___% and the initial spread over one month LIBOR for the class AV-1, class MV-1, class MV-2 and class BV-1 certificates increases to ___%, ___%, ___% and ___%, respectively.
(2)  "Mortgage related security" for SMMEA purposes.
(3) Interest will accrue on the class BV-1A certificates at a fixed rate of ____% per annum, subject to a cap.
(4) Calculated as described herein under "Prepayment Yield Considerations." The actual final distribution date of the offered certificates may be substantially earlier or later than the final scheduled distribution date.

                                SUMMARY OF TERMS

     This summary highlights selected information from this document. It does not contain all the information that you need to consider in making your investment decision. To understand the terms of the offered certificates and the characteristics of the underlying mortgage loans, read carefully the entire prospectus supplement and the accompanying prospectus.

     o This summary provides an overview of structural provisions, calculations, cash flows and other information to aid your understanding and is qualified by the full description of the structural provisions, calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

The Trust

The issuer of the certificates is Saxon Asset Securities Trust ____-__. The trust was created for the sole purpose of issuing the certificates. The certificates represent individual ownership interests in the trust and are not the obligation of any other entity. Neither the certificates nor the mortgage loans will be insured by any governmental agency or instrumentality.

Seller

Saxon Mortgage, Inc., the parent of the depositor.

Depositor

Saxon Asset Securities Company

Master Servicer

Saxon Mortgage, Inc.

Servicer

Meritech Mortgage Services, Inc., an affiliate of the seller and the depositor.

Trustee

Bankers Trust Company

Cut Off Date

As of the close of business on __________.

Closing Date

On or about _________, ___.

Offered Certificates

The principal terms of the offered certificates are summarized on page S-__. In general, the trust will distribute collections on group I to the group I certificates and collections on group II to the group II certificates. In limited circumstances relating to a cross-collateralization feature, however, collections on the mortgage loans in one group will be applied to the payment of certificates of the other group.

Distribution Date

The trust will make distributions on the 25th day of each month, or if that day is not a business day, the next business day. The first distribution date will be ______, ___.

Pass Through Rates

o Pass through rates on the group I certificates and on the class BV-1A certificates are fixed and are shown on page S-__. The pass through rates for the class AF-4, class AF-5, class AF-6, class MF-1, class MF-2, class BF-1 and class BF-1A certificates will be capped at the weighted average of the net mortgage interest rates for group I, which may be less than the pass through rates so shown. The pass through rate on the class BV-1A certificates will be capped at the weighted average of the net mortgage interest rates for group II. Shortfalls resulting from the application of a cap will not be repaid on subsequent distribution dates.

o For the group I certificates and the class BV-1A certificates, the amount of interest distributable on each distribution date is the interest accrued during the month immediately preceding the month in which that distribution date occurs. All calculations are made on the basis of a 360-day year consisting of twelve 30 day months (30/360).

o Pass through rates on the group II certificates other than the class BV-1A certificates adjust on each distribution date, generally to one month LIBOR plus the spread shown on page S-__ for each class.

o Pass through rates on any distribution date for the group II certificates (other than the class BV-1A certificates) will be subject to a cap equal to the rate that results generally in the interest distributable on the group II certificates equaling the net scheduled interest for the mortgage loans in group II.

o Whenever a pass through rate for a group II certificate (other than a class BV-1A certificate) is capped, any shortfall in interest on that certificate resulting from the application of the cap will be carried over to subsequent distribution dates.

o The trust will keep track of carryover amounts on the group II certificates. If, before a class is retired, funds are available for that purpose, the trust will distribute an amount equal to the carryover amount for that class.

o For the group II certificates, other than the class BV-1A certificates, interest accrues on each distribution date from and including the prior distribution date (or from ______, ____, the closing date, in the case of the first distribution date) to and excluding that distribution date. All calculations are made on the basis of an actual number of days and a year of 360 days (actual/360).

Interest Distributions

On each distribution date, the trust will apply interest collected from a group to make distributions in the following order:

o all interest due to the related class A certificates, pro rata (in the case of group I) if funds are not sufficient to distribute all interest due, at the applicable pass through rates;

o in order of seniority, all interest due to the other related classes (other than the class B-1 and class B-1A certificates) at the applicable pass through rates;

o all interest due to the related class B-1 and class B-1A certificates, pro rata if funds are not sufficient to distribute all interest due, at the applicable pass through rates; and

o    any remaining interest as described under "Excess Interest" below.

Excess Interest

On each distribution date, the trust will generally apply any excess interest from a group in the following order:

o to distribute an extra principal distribution amount on the related certificates, but only to the limited extent described herein depending on whether the related class B-1A certificates remain outstanding;

o to distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior distribution dates (excluding any carryover amount for group II) on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;

o to make similar distributions to the other group of certificates as described herein;

o in the case of group II, in order of seniority, to distribute any carryover amount;

o up to the amount described in this prospectus supplement as a principal distribution on the class B-1A certificates of the related group; and

o    to distribute any remainder to the class C and class R certificates.

Principal Distributions

On each distribution date, the trust will apply principal collected for a group to make distributions on the related certificates as described under "Description of the Offered Certificates--Distributions" on page S-__. Initially, principal in respect of mortgage loans in a group will be distributed exclusively to the class A certificates of the group until their principal balances have been reduced to specified levels. At that time, principal distributions not required to maintain the principal balances of the class A certificates at the required levels will be distributed to the subordinate classes.

Credit Enhancement

Credit enhancement refers to a mechanism that is intended to protect owners of various classes of certificates against losses due to defaults on the mortgage loans.

The certificates have the benefit of the following types of credit enhancement:

o the use of excess interest from a group to cover losses, to pay in limited circumstances shortfalls in payments due to certificates of the other group and to distribute principal to a limited extent to create overcollateralization;

o the subordination of distributions on the subordinate certificates to the required distributions on the more senior certificates; and

o the allocation of realized losses on the mortgage loans first to the subordinate certificates.

The Mortgage Loans

The mortgage loans in the trust were or will be originated or acquired in accordance with the seller's program for non-conforming credits. We refer you to "Risk Factors - Non-Conforming Underwriting Standards" in this prospectus supplement at page S-__ for additional information.

The mortgage loans in the trust are separated into two groups, each containing mortgage loans secured by one-to-four family residential properties:

o    Group I consists of fixed-rate, first or second lien mortgage loans.

o    Group II consists of adjustable rate, first lien mortgage loans.

Optional Termination

The master servicer has the right to exercise a clean-up call on any distribution date that the aggregate scheduled principal balances of the mortgage loans have declined to less than 10% of the sum of the scheduled principal balances of the mortgage loans as of the cut off date. Exercise of this clean-up call will result in the early retirement of your certificates.

Realized Losses

If the trust disposes of a mortgage loan for less than its scheduled principal balance plus accrued interest, reimbursement of liquidation expenses, and servicing advances, the trust will incur a realized loss.

If on any distribution date, there is not sufficient excess interest to offset realized losses as described under "Excess Interest" above, the trust will generally reduce the certificate principal balances of the subordinate certificates of the related group in reverse order of seniority, beginning with the class B-1A certificates of the group, then the class B-1 certificates of the group, and then the remaining classes of the group in reverse order of seniority. After a reduction, the holders of any of these certificates will generally only be entitled to distributions of both principal and interest on the reduced certificate principal balance of their certificates.

Private Certificates

The class C and class R certificates, which are not being offered by this prospectus supplement or the accompanying prospectus, represent the most junior ownership interests in the assets of the trust.

Denominations

The trust will issue the offered certificates in book-entry form in minimum denominations of $_____ in original principal amount and integral multiples.

Statistical Mortgage Loan Data

As of the date of this prospectus supplement, information relating to only a portion of the mortgage loans to be included in the trust was available. Accordingly, information presented with respect to the mortgage loans in this prospectus supplement is derived solely from those identified mortgage loans. Additional mortgage loans will be included in the pool of mortgage loans to be conveyed to the trust on the closing date. The characteristics of the mortgage loans to be conveyed to the trust on the closing date will vary from the characteristics of the identified mortgage loans.

At ______, ____ (the statistical cut off date), there were ____ mortgage loans secured by mortgages on residential properties.

Group I Mortgage Loans

Aggregate Scheduled Principal Balances                                  $______
Average Scheduled Principal Balance                                     $______
Range of Scheduled Principal
     Balances                                                $______ to $______
Range of Mortgage Interest Rates                             $______ to $______
Weighted Average Mortgage Interest Rate                                  ______%
Weighted Average Original Loan-to-Value Ratio                            ______%
Weighted Average Combined Original
       Loan-to-Value Ratio                                               ______%
Weighted Average Remaining
      Amortization Term                                               ____Months
Range of Remaining Amortization Terms                         ____ to ____Months
Second Liens                                                             ______%
Balloon Mortgage Loans                                                   ______%
Mortgaged Premises
      Single-family detached dwellings                                   ______%
      Single-family attached dwellings                                   ______%
      Planned unit developments                                          ______%
      Condominiums                                                       ______%
      2-4 Family                                                         ______%
      Townhouse                                                          ______%
      Manufactured Home                                                  ______%
Weighted Average Servicing Fee Rate                                      ______%
Master Servicing Fee Rate                                                ______%

Group II Mortgage Loans

Aggregate Scheduled Principal Balances                                  $______
Average Scheduled Principal Balance                                     $______
Range of Scheduled Principal
      Balances                                               $______ to $______
Mortgage Interest Rates
      Weighted Average By Loan Type:
           One Year CMT                                                  ______%
           2/28 LIBOR                                                    ______%
           3/27 LIBOR                                                    ______%
           Six Month LIBOR                                               ______%
      Weighted Average Gross Margin:
           One Year CMT                                                  ______%
           2/28 LIBOR                                                    ______%
           3/27 LIBOR                                                    ______%
           Six Month LIBOR                                               ______%
      Current Weighted Average Mortgage
           Interest Rate                                                 ______%
      Range of Current Mortgage Interest
           Rates                                              ______% to ______%
      Weighted Average Maximum Lifetime
           Mortgage Interest Rate                                        ______%
      Range of Maximum Lifetime
           Mortgage Interest Rates                            ______% to ______%
      Weighted Average Lifetime Minimum
           Mortgage Interest Rate                                        ______%
      Range of Minimum Lifetime
           Mortgage Interest Rates                            ______% to ______%
Weighted Average Original Loan-to-Value Ratio                            ______%
Weighted Average Remaining
      Amortization Term                                              ____ Months
Range of Remaining Amortization Term                           ___ to ___ Months
Second Lien Mortgage Loans                                               ______%
Mortgaged Premises
      Single-family detached dwelling                                    ______%
      Single-family attached dwelling                                    ______%
Planned unit developments                                                ______%
      Condominiums                                                       ______%
      2-4 Family                                                         ______%
      Townhouse                                                          ______%
      Manufactured Home                                                  ______%
Weighted Average Servicing Fee Rate                                      ______%
Master Servicing Fee Rate                                                ______%

See "Risk Factors - Loan characteristics of the mortgage pool may vary from the characteristics of the mortgage loans disclosed in this prospectus supplement" on page S-__ and "The Mortgage Loan Pool - Characteristics of the Mortgage Loans" on page S-__.

                                  RISK FACTORS

     You should consider the following risk factors and the information set forth under "Risk Factors" in the accompanying prospectus before you purchase any of the offered certificates.

Mortgage                      Generally, the pass through rates on the group II
interest rates                certificates (other than the class BV-1A
may limit pass                certificates) adjust monthly based upon one month
through rates                 LIBOR. However, the group II mortgage interest
of certain                    rates adjust semi-annually based upon six month
other classes                 LIBOR or annually based upon one year CMT
                              beginning a specified period after origination.

                              o In a rising interest rate environment, the pass through rates on the group II certificates (other than the class BV-1A certificates) may rise before the interest rates on the group II mortgage loans.

                              o One month LIBOR may respond to different economic and market factors than the other indices. It could rise while the other indices are stable or are falling. Even if they move in the same direction, one month LIBOR may rise more rapidly than the other indices in a rising interest environment or fall less rapidly in a declining interest rate environment.

                              In any of these interest rate environments, the pass through rates on the group II certificates (other than the class BV-1A certificates) may be limited by application of an available funds cap, expressed as a percentage per annum and generally based on the total net scheduled interest on the mortgage loans in group II for the related due period. If, on any distribution date, the pass through rates on the group II certificates (other than the class BV-1A certificates) are so limited, a group II carryover amount will result. This amount will generally equal the excess of interest that would have been distributable absent application of the cap over interest at the capped rate. On any subsequent distribution date, the trust will distribute any carryover amounts to the extent of available funds. The ratings on the group II certificates do not represent an assessment of the likelihood of the distribution of any amounts that might be carried over.

                              The otherwise fixed pass through rates of the class AF-4, class AF-5, class AF-6, class MF-1, class MF-2, class BF-1, class BF-1A and class BV-1A certificates are similarly capped at the weighted average of the net mortgage interest rates for the related mortgage loans. To the extent mortgage loans in the related group bearing net interest rates above the pass through rates of those classes prepay, the weighted average net rate of a group will be reduced and the pass through rates of those classes of certificates may be capped. However, if the pass through rates of any of the class AF-4, class AF-5, class AF-6, class MF-1, class MF-2, class BF-1, class BF-1A or class BV-1A certificates are capped on any distribution date, holders of those certificates will not be entitled to any additional amounts on future distribution dates to make up for the application of such caps.

Mechanics of                  Under the interest distribution mechanics of the
the trust place               trust:
risk of loss
principally on                o  Class M-1 certificates receive distributions
subordinate                      only after required distributions to the
certificates                     related class A certificates;

                              o Class M-2 certificates receive distributions only after required distributions to the related class A and the class M-1 certificates; and

                              o Class B-1 and class B-1A certificates receive distributions only after required distributions to the related class A, class M-1 and class M-2 certificates.

                              If the trust does not have sufficient funds to distribute interest to all classes of certificates, the shortfall will be borne by the certificates in reverse order of seniority.

                              If the trust disposes of a mortgage loan at a loss, the aggregate certificate principal balances of the related certificates may exceed the scheduled principal balances of the group. In that event, the trust will generally reduce the certificate principal balances of the related class B-1A certificates of the group, then the class B-1 certificates of that group, and then the remaining classes of the group in reverse order of seniority.

                              You should fully consider the subordination risks associated with an investment in the class M-1, class M-2, class B-1 or class B-1A certificates. These include the possibility that you may not fully recover your initial investment as a result of losses on the mortgage loans.

Although                      As described more fully in this prospectus
assigned the                  supplement, the class B-1A and class B-1
same rating,                  certificates have been assigned ratings in the
the class B-1A                same category (without giving effect to modifiers
certificates                  within such category) and rank on an equal basis
take losses                   for purposes of distributions of interest.
before the                    However, losses in each group will be allocated to
class B-1                     the class B-1A certificates of the group before
certificates                  losses will be allocated to the class B-1
                              certificates of the group.

Loan                          This prospectus supplement describes only an
characteristics               identified portion of the mortgage loans to be
of the mortgage               sold to the trust on the closing date. The
pool may vary                 additional mortgage loans to be delivered on the
from the                      closing date may have characteristics that differ
characteristics               somewhat from the identified mortgage loans
of the mortgage               described in this prospectus supplement. The trust
loans disclosed               will file current reports on Form 8-K following
in this                       the purchase of additional mortgage loans by the
prospectus                    trust as of the closing date. The current reports
supplement                    on Form 8-K will include the same type of
                              information regarding the additional mortgage, loans that is included in this prospectus supplement with respect to the identified mortgage loans.

The following characteristics of the
mortgage loans may increase risk of loss:

Non-                          As a general matter, the seller originated or
conforming                    purchased or will originate or purchase the
underwriting                  mortgage loans in accordance with its mortgage
standards                     loan program for non-conforming credits -- a
                              mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to credit characteristics that do not meet Fannie Mae or Freddie Mac guidelines.

                              The mortgage loans may experience rates of delinquency, bankruptcy and loss that are higher, perhaps significantly, than mortgage loans originated under Fannie Mae or Freddie Mac guidelines.

                              At ______, ____, the statistical cut off date, less than ___% of the mortgage loans already identified for inclusion in the pool will be delinquent. ______% of group I and ______% of group II mortgage loans already identified for inclusion in the pool had first monthly payments due on or before ______, ____. Because only those identified mortgage loans could have a monthly payment delinquent 30 days or more, current information about delinquencies may not be representative of future experience.

Geographic                    The mortgaged premises for ______% of the group I
concentration                 mortgage loans already identified for inclusion in
                              the pool and ______% of the group II mortgage loans already identified for inclusion in the pool are located in California. An overall decline in the residential real estate market, or the occurrence of a natural disaster such as an earthquake, in California could adversely affect the values of the mortgaged premises located in California and increase the risk of loss on the related mortgage loans.

Second liens                  ______% of the aggregate scheduled principal
                              balance of group I mortgage loans already identified for inclusion in the pool are secured by second liens subordinate to the rights of the mortgagee under the related first mortgage. The trust will have no source of funds to satisfy the first mortgage or make payments due to the first mortgagee and, accordingly, its ability to realize on its second lien may be limited.

Balloon loans                 ______% of the aggregate scheduled principal
                              balances of group I mortgage loans already identified for inclusion in the pool are "balloon loans" that provide for the payment of the unamortized principal balance in a single payment at maturity. If the borrower is unable to repay the loan at maturity or refinance the amount owed, you may suffer a loss if the collateral for the loan is insufficient and the other forms of credit enhancement are insufficient or unavailable to cover the loss.

High loan-to-                 Mortgage loans with high loan-to-value ratios may
value ratios                  present a greater risk of loss than mortgages with
increase risk                 loan-to-value ratios of ____% or below.
of loss                       Approximately ______% for group I (______% for
                              group II) of the mortgage loans based on aggregate cut off date principal balances had combined loan-to-value ratios in excess of ______%.

Other legal                   Federal and state laws, public policy and general
considerations                principles of equity relating to the protection of
                              consumers, unfair and deceptive practices and debt collection practices:

                              o regulate interest rates and other charges on mortgage loans;
                              o  require certain disclosures to borrowers;
                              o require licensing of the seller and the other originators; and
                              o regulate generally the origination, servicing and collection process for the mortgage loans.

                              Violations of these laws:

                              o may limit the ability of the trust to collect on the mortgage loans;
                              o may entitle a borrower to a refund of amounts previously paid; and
                              o could result in liability for damages and administrative enforcement against the originator or the servicer of the mortgage loans.

                              The seller has represented that all applicable federal and state laws were or will be complied with in connection with the origination of the mortgage loans that are or will be part of the trust. If there is a material and adverse breach of this representation, the seller must repurchase any affected mortgage loan or substitute a new complying mortgage loan.

Limitations on                Standard hazard insurance policies do not insure
hazard                        against physical damage arising from earth
insurance                     movement, including earthquakes, landslides and
                              mudflows.

Insolvency of                 The seller believes that the transfers of the
seller could                  mortgage loans by the seller to the depositor and
cause payment                 by the depositor to the trust constitute sales by
delays                        the seller to the depositor and by the depositor
                              to the trust and that, accordingly, the mortgage loans will not be part of the assets of the seller or the depositor in the event of an insolvency proceeding. Nevertheless, a bankruptcy trustee or a creditor may argue that the transfers were pledges in connection with a borrowing rather than true sales. Even if this argument proves unsuccessful, delays in distributions could result.

                              The trustee, the depositor and the rating agencies rating the offered certificates will receive an opinion of McKee Nelson LLP, counsel to the depositor, with respect to the true sale of the mortgage loans, in form and substance satisfactory to the rating agencies.


                               RECENT DEVELOPMENTS

     On July 6, 2001, Dominion Resources, Inc., the indirect parent of the seller, the depositor, the master servicer and the servicer, sold a majority of the capital stock of Dominion Capital, Inc., the indirect parent of the seller, the depositor, the master servicer and the servicer, to Saxon Capital Acquisition Corp.

                             THE MORTGAGE LOAN POOL

General

     The seller originated or acquired or will originate or acquire all the mortgage loans to be included in the trust in accordance with its mortgage loan program as described in this prospectus supplement and in the accompanying prospectus. As a general matter, the seller's mortgage loan program consists of the origination, or purchase, and packaging of mortgage loans relating to non-conforming credits. A non-conforming credit is a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to credit characteristics that do not meet Fannie Mae or Freddie Mac guidelines. Mortgage loans originated or purchased under the seller's mortgage loan program are likely to experience rates of delinquency, bankruptcy and loss that are higher than mortgage loans originated under Fannie Mae or Freddie Mac guidelines.

Characteristics of the Mortgage Loans

     The mortgaged premises may consist of residential properties which may be detached or attached:

     o  one-to-four family dwellings;

     o  condominium units;

     o  townhouses;

     o  manufactured housing; and

     o  units in a planned unit development.

     The mortgaged premises may be owner-occupied or non-owner-occupied investment properties. Owner-occupied properties include second and vacation homes. The mortgage loans are or will be secured by first and second mortgages on the mortgaged premises.

     This prospectus supplement contains statistical information with respect to only an identified portion of the mortgage loans to be sold to the trust on the closing date. Accordingly, statistical information presented with respect to the mortgage loans included in this prospectus supplement is derived solely from the identified mortgage loans as of _________, ______, the statistical cut off date. Whenever reference is made to the characteristics of the identified mortgage loans or to a percentage of those loans, the reference is based on the scheduled principal balances of the identified mortgage loans. The characteristics of the mortgage loans as of the closing date will vary from the characteristics of the identified mortgage loans as of the statistical cut off date.

     The identified mortgage loans satisfy certain criteria including:

     o  a remaining term to stated maturity of no more than 360 months;

     o  a mortgage interest rate of at least _____% with respect to group I; and

     o  a mortgage interest rate of at least _____% with respect to group II.

     Substantially all the identified mortgage loans had a loan-to-value ratio not in excess of ______% and were originated less than six months prior to the statistical cut off date. Each mortgage loan in the trust will be assigned to one of the two groups comprised of mortgage loans which bear fixed interest rates only, in the case of group I, and mortgage loans which bear adjustable interest rates only, in the case of group II. Additional mortgage loans included in the mortgage loans to be delivered on the closing date will be included in group I and group II and will be selected using generally the same criteria used to select the identified mortgage loans. In addition, generally the same representations and warranties will be made with respect to those additional mortgage loans. The group I certificates generally represent undivided ownership interests in all mortgage loans contained in group I. The group II certificates generally represent undivided ownership interests in all mortgage loans contained in group II. Portions of excess interest from one group may be applied to payments for the other group as a result of cross collateralization arrangements described under the heading "Description of the Offered Certificates - Excess Interest" beginning on page S-__ of this prospectus supplement.

     All the identified mortgage loans in group II as of the statistical cut off date are subject to:

     o  periodic interest rate adjustment caps;

     o  lifetime interest rate ceilings; and

     o  lifetime interest rate floors.

     Substantially all of the identified mortgage loans in group II had interest rates which were not fully indexed as of the statistical cut off date. This means the mortgage interest rates did not equal the sum of the gross margin and the applicable index as of that date. Group II mortgage loans have interest rate factors that fall into the following categories:

     o Six month LIBOR mortgage loans bear interest at a rate that adjusts semiannually based on the London interbank offered rate for six month United States Dollar deposits in the London market based on quotations of major banks as published in The Wall Street Journal;

     o 3/27 LIBOR mortgage loans and 2/28 LIBOR mortgage loans bear interest initially at a rate fixed at origination for three or two years and thereafter at a rate that adjusts semiannually based on six month LIBOR; and

     o One year CMT mortgage loans bear interest at a rate that adjusts annually based on the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board.

It is expected that additional mortgage loans included in group II will not have materially different interest rate features.

     The information in the following tables, including the textual information beneath each table and elsewhere in this prospectus supplement, is approximate and is based solely on the scheduled principal balances of the identified mortgage loans as of the statistical cut off date. This information does not include information about additional mortgage loans that are expected to be delivered at the closing date. Totals may not add completely to 100% because of rounding. All the calculations are a percent of the given group.

1)   Current Scheduled Principal Balance

                                      Group I                     Group II
                                      -------                     --------

                                No. of       Scheduled      No. of      Scheduled
      Current Scheduled        Mortgage      Principal     Mortgage     Principal
     Principal Balance($)      Loans(%)     Balance(%)     Loans(%)     Balance(%)
     --------------------      --------     ----------     --------     ----------
       0.00  -   25,000.00
  25,000.01  -   50,000.00
  50,000.01  -   75,000.00
  75,000.01  -  100,000.00
 100,000.01  -  125,000.00
 125,000.01  -  150,000.00
 150,000.01  -  175,000.00
 175,000.01  -  200,000.00
 200,000.01  -  225,000.00
 225,000.01  -  250,000.00
 250,000.01  -  275,000.00
 275,000.01  -  300,000.00
 300,000.01  -  325,000.00
 325,000.01  -  350,000.00
 350,000.01  -  375,000.00
 375,000.01  -  400,000.00
 400,000.01  -  425,000.00
 425,000.01  -  450,000.00
 450,000.01  -  475,000.00
 475,000.01  -  500,000.00
 525,000.01  -  550,000.00
 600,000.01  -  625,000.00
 725,000.01  -  750,000.00
 875,000.01  -  900,000.00
Totals:                         100.00        100.00        100.00        100.00
                                ======        ======        ======        ======

The average scheduled principal balance is (a) $______ for the mortgage loans,
(b) $______ for group I and (c) $______ for group II. The minimum and maximum scheduled principal balances of the mortgage loans are $______ and $______, respectively.

2)   Maximum Lifetime Mortgage Interest Rates on Group II

                                          No. of
          Maximum Lifetime               Mortgage                 Scheduled
     Mortgage Interest Rates(%)          Loans(%)           Principal Balance(%)
     --------------------------          --------           --------------------

          13.001 - 13.500
          13.501 - 14.000
          14.001 - 14.500
          14.501 - 15.000
          15.001 - 15.500
          15.501 - 16.000
          16.001 - 16.500
          16.501 - 17.000
          17.001 - 17.500
          17.501 - 18.000
          18.001 - 18.500
          18.501 - 19.000
          19.001 - 19.500
          19.501 - 20.000
          20.001 - 20.500
               Totals                     100.00                   100.00
                                          ======                   ======

The weighted average maximum lifetime mortgage interest rate for group II is _______%.

3)   Current Mortgage Interest Rates

                                     Group I                     Group II
                                     -------                     --------

         Current             No. of       Scheduled       No. of       Scheduled
    Mortgage Interest       Mortgage      Principal      Mortgage      Principal
         Rate(%)            Loans(%)     Balance(%)      Loans(%)     Balance(%)
         -------            --------     ----------      --------     ----------

    7.01   -    7.25
    7.26   -    7.50
    7.51   -    7.75
    7.76   -    8.00
    8.01   -    8.25
    8.26   -    8.50
    8.51   -    8.75
    8.76   -    9.00
    9.01   -    9.25
    9.26   -    9.50
    9.51   -    9.75
    9.76   -   10.00
   10.01   -   10.25
   10.26   -   10.50
   10.51   -   10.75
   10.76   -   11.00
   11.01   -   11.25
   11.26   -   11.50
   11.51   -   11.75
   11.76   -   12.00
   12.01   -   12.25
   12.26   -   12.50
   12.51   -   12.75
   12.76   -   13.00
   13.01   -   13.25
   13.26   -   13.50
   13.51   -   13.75
   13.76   -   14.00
   14.01   -   14.25
   14.26   -   14.50
   14.51   -   14.75
   14.76   -   15.00
   15.01   -   15.25
   15.26   -   15.50
   15.51   -   15.75
   15.76   -   16.00
Totals:                      100.00        100.00         100.00        100.00
                             ======        ======         ======        ======

The weighted average current mortgage interest rate is (a) ______% per annum for the mortgage loans, (b) ______% per annum for group I and (c) ______% per annum for group II.

4)   Minimum Lifetime Mortgage Interest Rates onGroup II

                                        No. of
    Minimum Lifetime                   Mortgage                 Scheduled
Mortgage Interest Rates(%)             Loans(%)            Principal Balance(%)
--------------------------             --------            --------------------

  5.501  -    6.000
  6.001  -    6.500
  6.501  -    7.000
  7.001  -    7.500
  7.501  -    8.000
  8.001  -    8.500
  8.501  -    9.000
  9.001  -    9.500
  9.501  -   10.000
 10.001  -   10.500
 10.501  -   11.000
 11.001  -   11.500
 11.501  -   12.000
 12.001  -   12.500
 12.501  -   13.000
 13.001  -   13.500
 13.501  -   14.000
        Totals:                         100.00                   100.00
                                        ======                   ======

The weighted average minimum lifetime mortgage interest rate for group II is ______% per annum. ______% of the group II mortgage loans have a minimum lifetime mortgage interest rate greater than the appliable gross margin.

5)   Gross Margins on Group II
                                    No. of                      Scheduled
  Gross Margin (%)             Mortgage Loans(%)            Principal Balance(%)
  ----------------             -----------------            --------------------

 3.751   -   4.000
 4.001   -   4.250
 4.251   -   4.500
 4.501   -   4.750
 4.751   -   5.000
 5.001   -   5.250
 5.251   -   5.500
 5.501   -   5.750
 5.751   -   6.000
 6.001   -   6.250
 6.251   -   6.500
 6.501   -   6.750
 6.751   -   7.000
 7.001   -   7.250
 7.251   -   7.500
 7.501   -   7.750
 7.751   -   8.000
 8.001   -   8.250
 8.251   -   8.500
 8.501   -   8.750
 9.251   -   9.500
Totals:                             100.00                        100.00
                                    ======                        ======

The weighted average gross margin for group II is ______%.

6)   Next Interest Adjustment Dates on Group II
     Interest                        No. of                      Scheduled
  Adjustment Date               Mortgage Loans(%)           Principal Balance(%)
  ---------------               -----------------           --------------------










Totals:                              100.00                       100.00
                                     ======                       ======

The weighted average next interest adjustment date for group II is ______.

7)   Original Combined Loan-to-Value Ratios on Group I(1)

        Original Combined              No. of Mortgage      Scheduled Principal
            Loan-to-                      Loans(%)               Balance(%)
         Value Ratio(%)                   --------               ----------
         --------------
      15.001 -   20.000
      20.001 -   25.000
      25.001 -   30.000
      30.001 -   35.000
      35.001 -   40.000
      40.001 -   45.000
      45.001 -   50.000
      50.001 -   55.000
      55.001 -   60.000
      60.001 -   65.000
      65.001 -   70.000
      70.001 -   75.000
      75.001 -   80.000
      80.001 -   85.000
      85.001 -   90.000
      90.001 -   95.000
      95.001 -  100.000
Totals:                                   100.00                   100.00
                                          ======                   ======

(1)The combined loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled principal balance of the mortgage loan plus any senior lien balances and the fair market value of the mortgaged premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases. The weighted average combined original loan-to-value ratio is ______% for group I.

8)   Original Loan-to-Value Ratios on Group II(1)

           Original                          No. of         Scheduled
           Loan-to-                         Mortgage        Principal
        Value Ratio(%)                      Loans(%)       Balance(%)
        --------------                      --------       ----------
      15.001 -  20.000
      20.001 -  25.000
      25.001 -  30.000
      30.001 -  35.000
      35.001 -  40.000
      40.001 -  45.000
      45.001 -  50.000
      50.001 -  55.000
      55.001 -  60.000
      60.001 -  65.000
      65.001 -  70.000
      70.001 -  75.000
      75.001 -  80.000
      80.001 -  85.000
      85.001 -  90.000
      90.001 -  95.000
Totals:                                      100.00          100.00
                                             ======          ======

(1)The weighted average original loan-to-value ratio is ______% for group II.


9)   Remaining Amortization Term
                                 Group I                       Group II
                                 -------                       --------
                         No. of         Scheduled        No. of       Scheduled
      Remaining         Mortgage        Principal       Mortgage      Principal
    Term (Months)       Loans(%)       Balance(%)       Loans(%)      Balance(%)
    -------------       --------       ----------       --------      ----------
     55   -    60
    115   -   120
    139   -   144
    169   -   174
    175   -   180
    229   -   234
    235   -   240
    265   -   270
    295   -   300
    337   -   342
    343   -   348
    349   -   354
    356   -   360
Totals:                  100.00         100.00           100.00         100.00
                         ======         ======           ======         ======

The weighted average remaining amortization term is ____ months for group I and ____ months for group II.

10)  Occupancy Type of Mortgaged Premises

                                      Group I                        Group II
                                      -------                        --------
                              No. of        Scheduled         No. of        Scheduled
                             Mortgage       Principal        Mortgage       Principal
     Occupancy Type(1)       Loans(%)       Balance(%)       Loans(%)       Balance(%)
     -----------------       --------       ----------       --------       ----------
Primary Home
Second Home
Investor
Totals:                       100.00          100.00          100.00          100.00
                              ======          ======          ======          ======

(1)As represented by the borrowers on their mortgage loan applications.

11)  Origination Program

                                               Group I                        Group II
                                               -------                        --------
                                       No. of         Scheduled        No. of       Scheduled
                                      Mortgage        Principal       Mortgage      Principal
      Origination Program (1)         Loans(%)       Balance(%)       Loans(%)     Balance(%)
      -----------------------         --------       ----------       --------     ----------
Full Documentation
Limited Documentation
Stated Documentation
No Ratio
Totals:                                100.00          100.00          100.00        100.00
                                       ======          ======          ======        ======

(1)See "The Mortgage Loan Pool-- Underwriting Standards" on page S-__.

12)  Mortgage Loan Purpose

                                                Group I                        Group II
                                                -------                        --------
                                        No. of        Scheduled         No. of        Scheduled
                                       Mortgage       Principal        Mortgage       Principal
           Loan Purpose                Loans(%)       Balance(%)       Loans(%)      Balance(%)
           ------------                --------       ----------       --------      ----------
Purchase
Refinance (cash out)
Refinance (no cash-out)
out)
Totals:                                 100.00          100.00          100.00         100.00
                                        ======          ======          ======         ======


13)  Property Types of Mortgaged Premises

                                               Group I                       Group II
                                               -------                       --------
                                       No. of        Scheduled        No. of        Scheduled
                                      Mortgage       Principal       Mortgage       Principal
           Property Type              Loans %)      Balance (%)     Loans (%)      Balance (%)
           -------------              --------      -----------     ---------      -----------

DeMinimis PUD
Manufactured Housing
PUD
Townhouses
2-4 Family
High-Rise Condo
Low-Rise Condo
Single Family Detached
Single Family Attached
Totals:                                100.00         100.00         100.00          100.00
                                       ======         ======         ======          ======

14)  Loan Types in Group II
                                    No. of                       Scheduled
     Loan Type                Mortgage Loans (%)           Principal Balance (%)
     ---------                ------------------           ---------------------

One Year CMT
2/28 LIBOR
3/27 LIBOR
Six Month LIBOR
Totals:                             100.00                        100.00
                                    ======                        ======

15)  State Distribution of Mortgaged Premises

                                        Group I                                   Group II
                                        -------                                   --------
                              No. of         Scheduled Principal          No. of        Scheduled Principal
       State            Mortgage Loans (%)       Balance (%)       Mortgage Loans (%)       Balance (%)
       -----            ------------------       -----------       ------------------       -----------
Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Totals:                       100.00               100.00                 100.00              100.00
                              ======               ======                 ======              ======

Additional Information

      The description in this prospectus supplement of the mortgage loans and the mortgaged premises is based upon the pool of identified mortgage loans, as constituted at the close of business on the statistical cut off date. The pool of mortgage loans will include additional mortgage loans. In addition, the depositor may remove mortgage loans prior to closing

      o as a result of incomplete documentation or non-compliance with representations and warranties or

      o  if the depositor believes that removal is necessary or appropriate.

The depositor may substitute other mortgage loans subject to specified terms and conditions set forth in the trust agreement creating the trust. The seller believes that the information set forth in this prospectus supplement with respect to group I and group II is representative of the characteristics of the respective group as it will be constituted at the closing date.

      The depositor will file a current report on Form 8-K with the Commission, together with the trust agreement, within fifteen days after the initial issuance of the offered certificates. The depositor will note the effect of any changes in the pool in the current report on Form 8-K as a result of adding or removing any mortgage loans. The depositor also intends to file additional yield tables and other computational materials with the Commission in a current report on Form 8-K. The underwriters of the offered certificates prepared the yield tables and computational materials at the request of prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Those tables and assumptions may be based on assumptions that differ from the modeling assumptions used in preparing tables set forth under the heading "Prepayment and Yield Considerations" on page S-__. Accordingly, those tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Underwriting Standards

      The seller's underwriting philosophy is to analyze the overall situation of the borrower and to take into account compensating factors which may be used to offset certain areas of weakness. Specific compensating factors include:

      o  loan-to-value ratio;

      o  mortgage payment history;

      o  employment stability; and

      o  number of years at residence.

      The seller underwrites each loan individually. The seller bases its underwriting decision on the risk profile of the loan, even in instances where the seller purchases a group of mortgage loans in bulk. In some of these bulk purchases, the seller engages contract underwriters to underwrite individual mortgage loans under the direct supervision of the seller's senior underwriting staff.

      The seller customarily employs underwriting guidelines to aid in assessing:

      o the borrower's ability and willingness to repay a loan according to its terms; and

      o whether the value of the property securing the loan will allow the lender to recover its investment if a loan default occurs.

      The seller has established classifications with respect to the credit profile of the borrower. The terms of the loans and the maximum loan-to-value ratios and debt-to-income ratios vary based on the classification of the borrower. The seller generally offers borrowers with less favorable credit ratings loans with higher interest rates and lower loan-to-value ratios than borrowers with more favorable credit ratings.

      The seller's underwriting standards are applied in accordance with applicable federal and state laws and regulations and require a qualified appraisal of the mortgaged property which conforms to Fannie Mae and Freddie Mac standards. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and a replacement cost analysis based on the current cost of building a similar home. The appraisal may be no more than 180 days old on the day the loan is originated. In most instances, the seller requires a second drive-by appraisal for properties that have a value of $______ to $______ and a second full appraisal for properties that have a value over $______.

      The seller has four loan documentation programs:

      o Full Documentation -- underwriter review of the borrower's credit report, handwritten loan application, property appraisal, and the documents that are provided to verify employment and bank deposits, such as W-2's and pay stubs, or signed tax returns for the past two years;

      o Limited Documentation -- only available for self-employed borrowers; six months of personal and/or business bank statements are acceptable documentation of the borrower's stated cash flow;

      o Stated Income -- the borrower's income as stated on the loan application must be reasonable for the related occupation because the income is not independently verified. The seller does, however, verify the existence of the business and employment; and the business must have been in existence for at least two years; and

      o No Ratio -- specifically created for borrowers that want to be qualified based primarily on their equity positions in their homes and their individual credit profiles.

The seller may, from time to time, apply underwriting criteria which are either more stringent or more flexible depending on the economic conditions of a particular market.

      The seller's general guidelines are set forth below:

         A+                   A                  A-                 B                 C                  D

                                                 Mortgage History
No late payments     Maximum of one      Maximum of two    Maximum of four    Maximum of five    Maximum of six
                     30-day late payment 30-day late       30-day late        30-day and one     30-day, two
                                         payments in last  payments or two    60-day late        60-day and one
                                         12 months         30-day and one     payments or four   90-day late
                                         (maximum of one   60-day late        30-day and one     payments
                                         30-day late       payments in last   90-day late
                                         payment if LTV    12 months          payments in last
                                         is greater than                      12 months
                                         85%)

                                                 Secondary Credit
Maximum of three     Maximum of three   Maximum of three   Maximum of four      Discretionary       Discretionary
30-day late          30-day late        30-day late        30-day and one
payments on          payments on        payments on        60-day late
revolving credit;    revolving credit;  revolving          payments on
two 30-day late      three 30-day late  credit;  three     revolving credit;
payment on           payments on        30-day late        three 30-day and
installment credit   installment credit payments on        one 60-day late
                                        installment        payments on
                                        credit (isolated   installment
                                        60-day late        credit (isolated
                                        payments           90-day late
                                        acceptable)        payments
                                                           acceptable)

                                                 Bankruptcy Filings
Chapters 7 & 13 -    Chapter 7 -        Chapter 7 -        Chapter 7 -        Chapter 7 -        Chapter 7 & 13 -
Discharged 2 years   Discharged 2 years Discharged 2 years Discharged 1 1/2   Discharged 1 year  1 day from
(re-established      Chapter 13 -       Chapter 13 -1      years              Chapter 13 -1 day  discharge
credit since the     Discharged 1 year  year from date of  Chapter 13 -1      after discharge
discharge)           (re-established    filing with proof  year from date of  with proof paid
                     credit since       paid as agreed     filing with proof  as agreed
                     discharge)         (must be           paid as agreed
                                        discharged)        (must be
                                                           discharged)

                                                Debt-To-Income Ratio
      32%/42%               45%                 50%                50%               55%                60%

                                           Maximum Combined Loan-To-Value
95% to $400,000      95% to $400,000     100% - Owner       100% - Owner      100% - Owner       100% - Owner
90% to $1 million    90% to $1 million   Occupied           Occupied          Occupied           Occupied
                                         90% - Non Owner    90% - Non Owner   90% - Non Owner    90% - Non Owner
                                         Occupied           Occupied          Occupied           Occupied

                                                Maximum Loan-To-Value
      95%                   90%                 90%                85%               80%                65%

      The following table shows the distribution of the identified mortgage loans as of the statistical cut off date in relation to the classifications described above:

   Saxon                            Group I                                                     Group II
             --------------------------------------------------------    -------------------------------------------------------
  Credit      Number of    Number of      Current        Current          Number of    Number of       Current       Current
   Grade        Loans      Loans(%)      Balance($)     Balance(%)          Loans      Loans(%)      Balance($)     Balance(%)
A+
A
A-
B
C
D
Totals

Servicing of the Mortgage Loans

      General. Meritech Mortgage Services, Inc., an affiliate of the depositor, will service the mortgage loans. The servicer began its servicing operations in 1960 and operated under the name Cram Mortgage Service, Inc., before September 1994. The principal offices of the servicer are located in Fort Worth, Texas. The servicer is a HUD-approved originator and is approved by and in good standing with Fannie Mae and Freddie Mac. The servicer will provide customary servicing functions with respect to the mortgage loans. Among other things, the servicer is obligated under some circumstances to advance delinquent payments of principal and interest with respect to the mortgage loans and to pay month end interest with respect to mortgage loans serviced by it. The servicer must obtain approval of the master servicer with respect to some of its servicing activities. See "Servicing of Mortgage Loans" in the prospectus.

      As of _______, ____, the servicer serviced a portfolio of approximately ______ one-to-four family conventional residential mortgage loans totaling approximately $____ billion. The following table sets forth certain unaudited information concerning the delinquency experience, including loans in foreclosure, and mortgage loans foreclosed with respect to the servicer's conventional loan servicing portfolio as of the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is 31 days past due on a contractual basis.

                                                              Percentage of Total Portfolio
                             -----------------------------------------------------------------------------------------------------

                                December 31, ____         December 31, ____         December 31, ____          December 31, ____
                                -----------------         -----------------         -----------------          -----------------
                             By No. of     By Dollar    By No. of    By Dollar    By No. of    By Dollar    By No. of    By Dollar
                               Loans         Amount       Loans       Amount        Loans       Amount        Loans        Amount
Period of delinquency
   31 to 60 days
   61 to 90 days
   91 days or more
Total Delinquency (1)
     Loans in foreclosure

---------------------------------------
(1)  Totals may not sum due to rounding

      These statistics represent the recent experience of the servicer. There can be no assurance that the delinquency and foreclosure experience of the mortgage loans in the trust will be comparable. In addition, these statistics are based on all the one-to-four family residential mortgage loans in the servicer's servicing portfolio, including mortgage loans with a variety of payment and other characteristics, including geographic locations and underwriting standards. Not all the mortgage loans in the servicer's servicing portfolio constitute non-conforming credits. Accordingly, there can be no assurance that the delinquency and foreclosure experience of the trust's mortgage loans in the future will correspond to the future delinquency and foreclosure experience of the servicer's one-to-four family conventional residential mortgage loan servicing portfolio. The actual delinquency and foreclosure experience of the mortgage loans will depend, among other things, upon:

      o  the value of real estate securing the mortgage loans; and

      o  the ability of borrowers to make required payments.

Servicing and Other Compensation and Payment of Expenses; Repurchase

      The servicing fee rate applicable to each mortgage loan equals one-twelfth of a fixed percentage per annum of the scheduled principal balance of the mortgage loan on the first day of the due period with respect to each distribution date. A due period is the period from and including the second day of a month to and including the first day of the following month. In addition, late payment fees with respect to the mortgage loans, any prepayment penalties, revenue from miscellaneous servicing administration fees, and any interest or other income earned on collections with respect to the mortgage loans pending remittance, will be paid to or retained by the servicer as additional servicing compensation. The servicer must pay some insurance premiums and ongoing expenses. The servicer may transfer its servicing to successor servicers that meet the criteria for servicers approved by the rating agencies.

      The servicer and/or the depositor will have the right, but not the obligation, to repurchase from the trust any mortgage loan delinquent as to three consecutive scheduled payments, at a price equal to the unpaid principal balance thereof plus accrued interest on that balance.

Advances and Month End Interest

      Before each distribution date, the servicer and any successor servicer must advance its own funds with respect to delinquent payments of principal of and interest on the mortgage loans, net of the servicing fees with respect to any mortgage loan for which it is making an advance, unless the servicer believes that the advance is non-recoverable. Advances of principal and interest will be considered non-recoverable only to the extent those amounts are not reimbursable from:

      o  late collections;

      o  insurance proceeds;

      o  liquidation proceeds; and

      o  other assets of the trust.

Any failure by the servicer to make any required advance will constitute an event of default under the servicing agreement. If the servicer fails to make a required advance of principal and interest, the master servicer will be obligated to make the advance. The total advance obligations of the master servicer may be subject to a dollar limitation that is acceptable to the rating agencies as set forth in the trust agreement for the trust. See "Servicing of Mortgage Loans -- Advances" in the prospectus.

      In addition, the servicer must deposit in its custodial account on or before each remittance date (the 21st day of each month or the preceding business day if the 21st day is not a business day) an amount equal to month end interest with respect to the preceding prepayment period (the period from and including the 18th day of a month to and including the 17th day of the following month), but only to the extent of the servicing fee payable with respect to the remittance date. Month end interest means, with respect to any mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which liquidation or prepayment occurred and interest actually received by the servicer with respect to the mortgage loan, in each case net of the servicing fee, except that month end interest does not accrue with respect to a prepayment of a mortgage loan during the period from the first day of a month through the last day of the prepayment period ending during the month. If the servicer fails to deposit month end interest as required, the master servicer will be obligated to do so.

The Master Servicer

      Saxon Mortgage, Inc., will act as master servicer of the mortgage loans. The master servicer has limited experience master servicing mortgage loans. The master servicer will:

      o  supervise the servicing of the mortgage loans;

      o  provide specified reports to the trustee regarding the mortgage loans;

      o make advances to the extent described in this prospectus supplement with respect to the mortgage loans if the servicer fails to make a required advance; and

      o  appoint a successor servicer if a servicer is terminated.

      The master servicer is entitled to a master servicing fee, payable on each distribution date, in the amount equal to one-twelfth of the master servicing fee rate multiplied by the scheduled principal balance of the mortgage loans on the first day of the due period with respect to each distribution date. The master servicer will pay the trustee its monthly fees out of the master servicing fee.


                       PREPAYMENT AND YIELD CONSIDERATIONS

General

      The weighted average life of, and, if purchased at other than par, the yield to maturity on, each class of the offered certificates will be directly related to the rate of payment of principal of the mortgage loans in the related group, including:

      o  payments in full prior to stated maturity;

      o  liquidations due to defaults;

      o  casualties and condemnations; and

      o  repurchases of mortgage loans by the depositor.

      If the actual rate of principal payments on the mortgage loans in a group is slower than the rate anticipated by an investor who purchases an offered certificate at a discount, the actual yield to the investor will be lower than that investor's anticipated yield. If the actual rate of principal payments on the mortgage loans in a group is faster than the rate anticipated by an investor who purchases an offered certificate at a premium, the actual yield to that investor will be lower than such investor's anticipated yield.

      The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things:

      o  the age of the mortgage loans;

      o  the geographic locations of the properties securing the loans;

      o  the extent of the mortgagors' equity in the properties;

      o  changes in the mortgagors' housing needs, job or employment status; and

      o  the credit quality of the mortgage loans.

      The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the offered certificates at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the mortgage loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like reduction or increase in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the offered certificates. The depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with an investor's determination.

      The term weighted average life refers to the average amount of time that will elapse from the date of issuance of a certificate until each dollar of principal of that certificate will be distributed to the investor. The weighted average life and yield to maturity, if purchased at a price other than par, of each class of the offered certificates will be influenced by the rate at which principal payments on the mortgage loans in the related group are paid. These payments may be in the form of scheduled amortization or prepayments which include prepayments, liquidations due to default or early termination of the trust.

      The class AF-6 certificates will not be entitled to distributions of principal, either scheduled or unscheduled, until ______, ____, except as otherwise described in this prospectus supplement. After that date, the relative entitlement of the class AF-6 certificates to payments in respect of principal is subject to increase in accordance with the calculation of the Class AF-6 Distribution Amount. See "Description of the Offered Certificates - Distributions" on page S-__.

      In addition to the factors described above, the weighted average life and yield to maturity of the class B-1A certificates of each group will be directly related to the timing and amount of excess interest available for distribution in reduction of the certificate principal balances of those certificates. The level of excess interest available on any distribution date will be influenced by, among other things:

      o The overcollateralization level of the related mortgage loans. This means the extent to which interest on the mortgage loans is accruing on a higher principal balance than the certificate principal balances of the related certificates;

      o The loss experience of the mortgage loans. For example, excess interest will be applied to interest shortfalls on the certificates before it is distributed in reduction of the certificate principal balances of the class B-1A certificates;

      o In the case of group II, the level of one month LIBOR and the indices for the adjustable rate mortgage loans. For example, for the mortgage loans in group II, excess interest is largely a function of the extent to which the values of the indices applicable to those mortgage loans plus the applicable gross margin exceed the applicable pass through rates; and

      o In the case of group I, the extent to which the weighted average net rate of the fixed rate loans in the group exceeds the weighted average of the pass through rates of the group I certificates.

No assurance can be given as to the amount of excess interest distributable at any time or in the aggregate. Additionally, the Applicable Percentage for each group, which varies from time to time and regulates the portion of excess interest to be applied to distribution of the class B-1A certificates, will also affect the weighted average lives of the class B-1A certificates. As described herein, excess interest will be applied to the extent available as an additional payment of principal on the certificates to create limited overcollateralization. See "Description of the Offered Certificates - Excess Interest" on page S-__. The level of excess interest available on any distribution date will be influenced by the factors described above.

Prepayments and Yields for Offered Certificates

      All the mortgage loans in group I are or will be fixed rate mortgage loans. The rate of prepayments with respect to conventional fixed rate mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, those mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, those mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

      The pass through rates applicable to the class AF-4, class AF-5, class MF-1, class MF-2, class BF-1 and class BF-1A certificates on any distribution date will equal the lesser of:

      o  a fixed rate as set forth on page S-__, and

      o the weighted average mortgage interest rate of the mortgage loans in group I, net of servicing fees and master servicing fees, for that distribution date. This is known as the weighted average net rate.

      As a result, payments of principal on the mortgage loans in group I having net mortgage interest rates which exceed the weighted average net rate may reduce the pass through rates and yields on the related certificates. The mortgage interest rates of the identified mortgage loans in group I as of the statistical cut off date are expected to range from ____% to ____% per annum. Under certain scenarios, it is likely that principal prepayments will be concentrated among mortgage loans with higher mortgage interest rates, thus potentially reducing the pass through rates on those certificates. The weighted average mortgage rate of identified mortgage loans in group I as of the statistical cut off date is expected to be ____% per annum. The pass through rate applicable to the class BV-1A certificates on any distribution date will equal the lesser of:

      o  the fixed rate set forth on page S-__, and

      o the weighted average net rate of the identified mortgage loans in group II.

The weighted average mortgage rate of the identified mortgage loans in group II as of the statistical cut off date is expected to be ____% per annum.

      All the mortgage loans in group II are or will be adjustable rate mortgage loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. Nevertheless, no assurance can be given as to the level of prepayments that the mortgage loans will experience.

      The final scheduled distribution date for each of the class AF-1, class AF-2, class AF-3 and class AF-4 certificates is the date on which the certificate principal balance of the class would be reduced to zero assuming, among other things, that no prepayments are received on the mortgage loans in the related group, that scheduled monthly payments of principal of and interest on each of those mortgage loans are timely received, and the optional termination does not occur. The final scheduled distribution date for each of the class AF-5, class AF-6, class MF-1, class MF-2, class BF-1, class AV-1, class MV-1, class MV-2 and class BV-1 certificates is the first distribution date following the latest possible maturing mortgage loan in the related group.

      The final scheduled distribution date for each of the class BF-1A and class BV-1A certificates is the date on which the certificate principal balance of the class would be reduced to zero assuming, among other things, that prepayments on the mortgage loans in the related group occur at ____% of the related prepayment assumption for the group and that scheduled monthly payments of principal of and interest on each of those mortgage loans are timely received.

      The final distribution date with respect to each class of offered certificates will depend primarily upon:

      o the rate and timing of prepayments which will be distributed in reduction of the related certificate principal balances, and

      o whether or not the master servicer exercises its right to purchase all of the mortgage loans on the first Clean-Up Call Date; and

      o the amount of excess interest used to repay principal on the certificates.

      The final distribution date with respect to each class of the offered certificates will also be affected by the default and recovery experience of the mortgage loans. The actual final distribution date of the offered certificates may be earlier or later than the final scheduled distribution date.

      On each distribution date, the class B-1A certificates of each group are entitled to a portion of interest payments on the related mortgage loans after required distributions of principal and interest on the certificates and payment of trust expenses. This excess interest will be applied to reduce the certificate principal balance of the related class B-1A certificates. See "Description of the Offered Certificates -- Excess Interest" beginning on page S-__. Based on the modeling assumptions described below and 100% of the applicable prepayment assumption, the weighted average lives of the class BF-1A and class BV-1A certificates would be ___ and ___ years, respectively. No assurance can be given as to the actual rate of principal prepayments on the related mortgage loans. Actual rates of prepayments that differ from those anticipated could have a significant effect on the actual weighted average lives of those certificates and could adversely affect their yield to maturity.

      Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard, called the prepayment assumption. A separate prepayment assumption has been calculated for each group and represents an assumed rate of constant prepayment relative to the then outstanding principal balance of a pool of mortgage loans for a specified period. ____% of the prepayment assumption for group I (Scenario IV for group I) assumes prepayment rates of ____% per annum of the then outstanding principal balance of the related mortgage loans in the first month of the life of those mortgage loans and an additional ____% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of those mortgage loans, ____% of the prepayment assumption for group I assumes a constant prepayment rate of ___% per annum. ____% of the prepayment assumption for group II (Scenario IV for group II) assumes prepayment rates of ____% per annum of the then outstanding principal balance of the related mortgage loans in the first month of life of those mortgage loans and an additional ____% per annum in each month thereafter up to and including the 10th month. In the 23rd month through the 25th month 100% of the prepayment assumption for group II assumes a constant prepayment rate of ____% and in the 35th month through the 37th month assumes a constant prepayment rate of ____%. From the 11th month through the 22nd month and in the 26th month through the 34th month and in the 38th month and in each month thereafter during the life of those mortgage loans, ____% of the prepayment assumption for group II assumes a constant prepayment rate of ____% per annum. As used in the tables below, ____% prepayment assumption (Scenario I for each group below) assumes prepayment rates equal to ____% of the prepayment assumption. No prepayment assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans.

      The following tables have been prepared on the basis of the following assumptions known as modeling assumptions:

      o the mortgage loans of the related groups prepay at the indicated percentage of the related prepayment assumption;

      o distributions on the offered certificates are received, in cash, on the 25th day of each month, commencing in __________, in accordance with the payment priorities set forth in this prospectus supplement;

      o no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur;

      o scheduled payments on the mortgage loans are assumed to be received on the first day of each month commencing in _________, and prepayments represent payment in full of individual mortgage loans and are assumed to be received on the last day of each prepayment period, commencing in __________, and include 30 days' interest thereon;

      o  the level of six month LIBOR remains constant at ______%;

      o  the level of one year CMT remains constant at ______%;

      o the pass through rates for the group II certificates, other than the class BV-1A certificates, are based on constant one month LIBOR of ______%;

      o  the closing date for the offered certificates is ______, ____;

      o the mortgage interest rate for each mortgage loan in group II is adjusted on its next mortgage interest rate change date and on subsequent mortgage interest rate change dates, if necessary, to equal the sum, subject to the applicable periodic adjustment caps and floors, of:

         o  the assumed level of the applicable index and

         o  the respective gross margin;

      o for purposes of the "Weighted Average Life-- Optional Termination" in the tables, the offered certificates are redeemed on the first day on which they may be redeemed;

      o credit enhancement percentages for each group were derived from the certificate principal balances of the offered certificates set forth in this prospectus supplement; and

      o each group consists of mortgage loans having the approximate characteristics set forth in the following tables.

                                                          Group I Loans
                                                                                 Original       Remaining              Original
Amortization         Current             Gross                        Net      Amortization    Amortization        Term to Balloon
 Methodology       Balance ($)          WAC (%)     Servicing (%)   WAC (%)        Term            Term
    Level

    Level

   Balloon

                                                          Group II Loans
                                                                                                Gross    Gross
  Current      Gross                 Net   Original  Remaining    Gross    Periodic   Initial    Life     Life     Reset     Next
Balance ($)   WAC (%)    Servicing   WAC     Term      Term      Margin     Cap (%)  Periodic    Cap     Floor   Frequency   Reset
                            (%)      (%)                           (%)                Cap (%)    (%)      (%)
              Six Month LIBOR Loans


              CMT Loans

                                                         PREPAYMENT SCENARIOS

                   Scenario I     Scenario II     Scenario III    Scenario IV      Scenario V     Scenario VI     Scenario VII
Group I
Prepayment
Assumption:
Group II
Prepayment
Assumption:

      The following tables set forth the approximate percentages of the identified principal amount of the offered certificates that would be outstanding after each of the dates shown, and the approximate weighted average life in years of the offered certificates, based on prepayment scenarios described in the table entitled "Prepayment Scenarios." The percentages have been rounded to the nearest 1%.

               PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                                                 Class AF-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class AF-2 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class AF-3 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class AF-4 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

(1) The weighted average life is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal balance for the applicable class.

               PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                                                 Class AF-5 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class AF-6 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class MF-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class MF-2 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

(1) The weighted average life is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal balance for the applicable class.

               PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                                                 Class BF-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class BF-1A Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




       02/25/31
Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class AV-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

(1) The weighted average life is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal balance for the applicable class.

              PERCENTAGE OF INITITAL CERTIFICATE PRINCIPAL BALANCE

                                                 Class MV-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class MV-2 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class BV-1 Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

                                                 Class BV-1A Scenario
                                    ------------------------------------------
                                     I     II    III    IV     V    VI    VII
                                     -     --    ---    --     -    --    ---
   Initial Percent




Weighted Average Life(1)
   Maturity
   Optional Termination

(1) The weighted average life is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal balance for the applicable class.

      There is no assurance that prepayments will occur at any constant percentage or in accordance with any of the prepayment assumptions.

Payment Delay Feature of Group I Certificates and Class BV-1A Certificates

      The effective yield to the holders of group I certificates and the class BV-1A certificates will be lower than the yield otherwise produced by the related pass through rate and the purchase price of those certificates because principal and interest distributions will not be payable to holders until at least the 25th day of the month following the month of accrual (without any additional distributions of interest or earnings thereon in respect of such delay).


                   DESCRIPTION OF THE OFFERED CERTIFICATES

General

      The certificates to be issued by the trust will consist of:

      o the following group I certificates, all of which are offered by this prospectus supplement and the accompanying prospectus:

         o class AF-1, class AF-2, class AF-3, class AF-4, class AF-5 and class AF-6 certificates;

         o  class MF-1 and class MF-2 certificates;

         o  class BF-1 certificates; and

         o  class BF-1A certificates;

      o the following group II certificates, all of which are offered by this prospectus supplement and the accompanying prospectus:

         o  class AV-1 certificates;

         o  class MV-1 and class MV-2 certificates;

         o  class BV-1 certificates; and

         o  class BV-1A certificates; and

      o  the class C and class R certificates, which are private certificates.

      References to class A, class M-1, class M-2, class B-1 and class B-1A are, as the context requires, references to certificates of either or both groups of similar designations. The class M-1, class M-2, class B-1 and class B-1A certificates are subordinate certificates.

     The sum of the scheduled principal balances of each group on the closing date will equal the certificate principal balances of the related certificates. The class M-1 certificates are subordinate in right of payment to the class A certificates; the class M-2 certificates are subordinate in right of payment to the class A and class M-1 certificates; the class B-1 certificates are subordinate in right of payment to the class A, class M-1 and class M-2 certificates; and the class B-1A certificates are subordinate in right of payment to the class A, class M-1, class M-2 and class B-1 certificates, in each case to the extent described herein. See "--Distributions - Distributions of Principal."

      Significant defined terms that are necessary to develop an understanding of the manner in which distributions will be made on the offered certificates appear in the Glossary at the end of this prospectus supplement.

      Persons in whose names certificates are registered in the certificate register maintained by the trustee are the holders of the certificates. For as long as the offered certificates are in book-entry form with DTC, the only holder of the offered certificates as the term holder is used in the trust agreement for the trust will be Cede & Co., a nominee of DTC. No beneficial owner will be entitled to receive a definitive certificate representing the beneficial owner's interest in the trust, except in the event that physical certificates are issued under limited circumstances set forth in the trust agreement. All references in this prospectus supplement and the accompanying prospectus to the holders of offered certificates shall mean and include the rights of holders as such rights may be exercised through DTC and its participating organizations, except as otherwise specified in the Agreement. See "Description of the Offered Certificates - Book-entry Registration of the Offered Certificates" on page S-__.

      As described under "The Mortgage Loan Pool" on page S-__, the mortgage loan pool is divided into group I, which contains mortgage loans having fixed interest rates, and group II, which contains mortgage loans having adjustable interest rates.

      The trust agreement for the trust requires that the trustee create an asset proceeds account and a distribution account. All funds in those accounts must be invested and reinvested, as directed by the master servicer, in permitted investments. See "The Agreement -- Administration of Accounts" in the prospectus.

      One day prior to the related distribution date or, if that day is not a business day, the immediately preceding business day the master servicer is required to withdraw from the master servicer custodial account and remit to the asset proceeds account and then to the distribution account an amount equal to the interest funds and principal funds with respect to each group for that distribution date.


Distributions

      General. Distributions on each class of the certificates will be made on each distribution date to holders of record as of the last business day of the month immediately preceding the calendar month in which the distribution date occurs, or the closing date in the case of the first distribution date, in an amount equal to the product of the holder's percentage interest and the amount to be distributed to that class on the distribution date. The percentage interest represented by any certificate will be equal to the percentage obtained by dividing the certificate principal balance of the certificate by the certificate principal balance of all certificates of the same class.

      Distributions of Interest. On each distribution date, the amount of interest distributable with respect to group I certificates and the class BV-1A certificates is the interest which has accrued on those certificates at the related pass through rate during the calendar month immediately preceding the calendar month in which the distribution date occurs. On each distribution date, interest distributable with respect to the group II certificates, other than the class BV-1A certificates, is the interest which has accrued on those certificates at the then applicable related pass through rate from and including the preceding distribution date (or from the closing date in the case of the first distribution date) to and including the day prior to the current distribution date. Each period referred to in the prior sentence relating to the accrual of interest is an accrual period for the related distribution date. The pass through rates for the certificates can be found on page S-__ above.

      All calculations of interest on the group I certificates and on the class BV-1A certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months (30/360). All calculations of interest on the group II certificates, other than the class BV-1A certificates, will be made on the basis of the actual number of days and a year of 360 days.

      On each distribution date, the interest funds for that distribution date with respect to each group are required to be distributed in the following order of priority until the interest funds have been fully distributed:

      o to each class of the class A certificates, in the case of group I, and the class AV-1 certificates, in the case of group II, the Current Interest and any Interest Carry Forward Amount for the class and distribution date; provided, however, if the interest funds for group I are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the class A certificates of such group, the interest funds will be distributed pro rata among each class of the class A certificates based on the ratio of:

         o the Current Interest and Interest Carry Forward Amount for that class to

         o the total amount of Current Interest and any Interest Carry Forward Amount for the class A certificates of the group;

      o to the class M-1 certificates of the group, the Current Interest for that class and distribution date;

      o to the class M-2 certificates of the group, the Current Interest for that class and distribution date;

      o to the class B-1 certificates and class B-1A certificates of the group, the Current Interest for those classes and distribution date; provided, however, if the interest funds for a group of mortgage loans are not sufficient to make a full distribution of the Current Interest with respect to the class B-1 and class B-1A certificates of the group, the interest funds will be distributed pro rata among each of the class B-1 certificates and the class B-1A certificates based on the ratio of:

         o  the Current Interest for the class to

         o the total amount of Current Interest for the class B-1 and class B-1A certificates of the group; and

      o any remainder as described below under the subheading "--Excess Interest" on page S-__.

      The pass through rates for the group II certificates on any distribution date are capped at the Group II Available Funds Cap for that date. Except with respect to the class BV-1A certificates, on any distribution date that the pass through rate for a class of the group II certificates is based upon the Group II Available Funds Cap, the excess of the amount of interest that the class would have been entitled to receive on that distribution date based on LIBOR plus the applicable spread, but not more than the weighted average of the maximum lifetime net mortgage interest rates for group II over the amount of interest the class received on that distribution date based on the Group II Available Funds Cap, together with the unpaid portion of any excess from prior distribution dates (and interest accrued at the then applicable pass through rate, without giving effect to the Group II Available Funds Cap) is the Group II Certificates Carryover Amount for that class. Group II Certificates Carryover Amounts will be payable on any distribution date, to the extent there are sufficient available funds but only on or prior to the last distribution date with respect to a class as described in this prospectus supplement. The rating of the group II certificates does not address the likelihood of the payment of any Group II Certificates Carryover Amount. The class BV-1A certificates will not be entitled to any Group II Certificates Carryover Amount. Certain group I certificates are also subject to a cap, but are not entitled to amounts in respect of shortfalls resulting from the application of the cap.

      After the Clean-Up Call Date, the pass-through rates on the class AF-5, class MF-1 and class MF-2 certificates will increase by ____% and the initial spread over one month LIBOR for the class AV-1, class MV-1, class MV-2 and class BV-1 certificates increases to ____%, ____%, ____% and ____%, respectively.
      Distributions of Principal. On each distribution date, the Principal Distribution Amount for that distribution date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

      o to the class A certificates of the group, the Class A Principal Distribution Amount for the group; provided, however, the Class A Principal Distribution Amount for group I is required to be distributed as follows: first, the class AF-6 Distribution Amount to the class AF-6 certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the class AF-1, class AF-2, class AF-3, class AF-4, class AF-5 and class AF-6 certificates so that no distribution will be made to any class until the certificate principal balances of all the class A certificates with a lower numeral designation shall have been reduced to zero; and the Class A Principal Distribution Amount for group II is required to be distributed to the class AV-1 certificates until the certificate principal balance of that class has been reduced to zero, and provided, further, that, on any distribution date on which the certificate principal balance of the class A certificates with respect to group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal

         Distribution Amount for group I will be distributed pro rata and not sequentially to those class A certificates;

      o to the class M-1 certificates of the group, the Class M-1 Principal Distribution Amount for that class;

      o to the class M-2 certificates of the group, the Class M-2 Principal Distribution Amount for that class;

      o to the class B-1 certificates of the group, the Class B-1 Principal Distribution Amount for that class;

      o if a Subordinated Trigger Event exists with respect to the group on the distribution date, sequentially to the class B-1, class M-2 and class M-1 certificates of the group, in that order, as provided in the trust agreement, an amount equal to, generally, the sum of the Class B-1A Principal Distribution Amount and the Released Principal Amount for the group on that date; and

      o to the class B-1A certificates of the group, the Class B-1A Principal Distribution Amount, provided that a Subordinated Trigger Event for the group does not exist on that date.

      Notwithstanding the foregoing, before the related Stepdown Date, or while a Trigger Event with respect to a group exists, the Principal Distribution Amount for the group will be distributed in the following order of priority:

      o exclusively to the class A certificates of the related group (in accordance with the two provisos to the first item of the immediately preceding paragraph) until the certificate principal balances of the class A certificates have been reduced to zero;

      o after the certificate principal balance of the related class A certificates has been reduced to zero, exclusively to the class M-1 certificates of the group;

      o after the certificate principal balance of the related class M-1 certificates has been reduced to zero, exclusively to the class M-2 certificates of the group;

      o after the certificate principal balance of the related class M-2 certificates has been reduced to zero, exclusively to the class B-1 certificates of the group; and

      o after the certificate principal balance of the related class B-1 certificates has been reduced to zero, exclusively to the class B-1A certificates of the group.

      While a Subordinated Trigger Event with respect to a group exists, the sum of principal otherwise distributable to the class B-1A certificates and the Released Principal Amount of the group will be distributed to the remaining more senior certificates of the group, in inverse order of seniority.

Excess Interest

      On each distribution date, interest funds with respect to each group not otherwise required to be distributed as described under the heading "--Distributions--Distributions of Interest" will be required to be distributed in the following order of priority until fully distributed:

      o  the Extra Principal Distribution Amount for the group;

      o to the class M-1 certificates of the group, the Interest Carry Forward Amount for that class;

      o to the class M-1 certificates of the group, the Unpaid Realized Loss Amount for that class;

      o to the class M-2 certificates of the group, the Interest Carry Forward Amount for that class;

      o to the class M-2 certificates of the group, the Unpaid Realized Loss Amount for that class;

      o pro rata, to the class B-1 and class B-1A certificates of the group, the Interest Carry Forward Amount for those classes;

      o to the class B-1 certificates of the group, the Unpaid Realized Loss Amount for that class;

      o to the class B-1A certificates of the group, the Unpaid Realized Loss Amount for that class;

      o for distribution to the other group to the extent that any of the amounts listed above (including any Extra Principal Distribution Amount, but only to the extent of the items set forth in clause (x) of the definition thereof without regard to whether the related B-1A certificates remain outstanding) with respect to the other group have not otherwise been distributed in full for that distribution date in accordance with the priorities set forth above;

      o in the case of group II, to the group II certificates (other than the class BV-1A certificates), in the order in which distributions of Current Interest are made, the Group II Certificates Carryover;

      o to the class B-1A certificates of the group, an amount (the "B-1A Distributable Amount") equal to the related Applicable Percentage for that date of the remaining amount until the certificate principal balance of that class has been reduced to zero;

      o on the distribution date on which the certificate principal balance of the class B-1A certificates of the group has been reduced to zero, any remaining B-1A Distributable Amount for that group will be applied as additional Extra Principal Distribution Amount; and

      o  to the class C and class R certificates, the remaining amount.

      The level of excess interest for a group will depend on, among other things:

      o  the overcollateralization level of the related mortgage loans;

      o  the loss experience of the related mortgage loans;

      o in the case of group II, the level of one month LIBOR and the indices for the adjustable rate mortgage loans;

      o in the case of group I, the extent to which the weighted average net rate of the fixed rate loans in the group exceeds the weighted average of the pass through rates of the group I certificates.

No assurance can be given as to the level of excess interest any time. For a more detailed description of the factors affecting the level of excess interest see "Prepayment and Yield Consideration--General."

      Realized Losses. If, on any distribution date, the aggregate certificate principal balances of the certificates with respect to a mortgage loan group exceed the scheduled principal balances of the mortgage loans in the group, the certificate principal balances of the subordinate certificates (but not the class A certificates) of the group will be reduced by an amount equal to that excess, which is an Applied Realized Loss Amount, in inverse order of seniority:

      o first, to the related class B-1A certificates, until the certificate principal balance of that class has been reduced to zero;

      o second, to the related class B-1 certificates, until the certificate principal balance of that class has been reduced to zero;

      o third, to the related class M-2 certificates, until the certificate principal balance of that class has been reduced to zero; and

      o fourth, to the related class M-1 certificates, until the certificate principal balance of that class has been reduced to zero.

      If the certificate principal balance of a class of subordinate certificates is reduced, that class thereafter will be entitled to distributions of interest and principal only with respect to the certificate principal balance so reduced. On subsequent distribution dates, however, as described above, interest funds with respect to each group not otherwise required to be distributed with respect to interest on the certificates will be applied to reduce Unpaid Realized Loss Amounts in direct order of seniority.

      Although the certificate principal balance of class A certificates will not be reduced on account of Realized Losses even if the certificate principal balances of all the subordinate certificates have been reduced to zero, the amount available to be distributed to the class A certificates as principal may be less than the certificate principal balances of the class A certificates.

Calculation of One Month LIBOR

      On each interest determination date, which is the second business day preceding each distribution date (_________, ____ for the first distribution date), the master servicer will determine one month LIBOR.

      One month LIBOR means, as of any interest determination date, the rate for one-month U.S. dollar deposits which appears on the Telerate Page 3750, as of 11:00 a.m., London time, on that interest determination date. If that rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant accrual period (commencing on the first day of that accrual period). The master servicer will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the master servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant accrual period (commencing on the first day of that accrual period).

      Telerate Page 3750 means the display page currently so designated on the Bridge Telerate Market Report (or another page that may replace that page on that service for the purpose of displaying comparable rates or prices) and reference banks means leading banks selected by the master servicer and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

Book-Entry Registration of the Offered Certificates

      The offered certificates will be book-entry certificates. Beneficial owners may elect to hold their book-entry certificates directly through DTC in the United States or Clearstream Banking, societe anonyme (formerly Cedelbank), or Euroclear in Europe if they are participants of those systems or indirectly through organizations which are participants. The book-entry certificates will be issued in one or more certificates per class of offered certificates which in the aggregate equal the principal balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. See "Description of the Certificates -- Book-Entry Procedures" and "-- Global Clearance, Settlement and Tax Documentation Procedures" in the prospectus.

                               THE TRUST AGREEMENT


      The certificates will be issued in accordance with a trust agreement to be dated as of _________, ____, among the depositor, the master servicer and the trustee. In addition to the provisions of the trust agreement summarized elsewhere in this prospectus supplement, there is set forth below a summary of certain other provisions of the trust agreement. See also "The Agreement -- The Trustee," "-- Administration of Accounts," "-- Events of Default and Remedies," "-- Amendment" and "-- Termination" in the prospectus.

Formation of the Trust

      On the closing date, the depositor will create and establish the trust under the trust agreement and will sell without recourse the initial mortgage loans, excluding any prepayment penalties payable with respect thereto, to the trust, and the trust will issue the certificates under the terms of the trust agreement. The prospectus contains important additional information regarding the terms and conditions of the certificates. The depositor will provide to any prospective or actual holder of offered certificates, upon written request, a copy of the trust agreement without exhibits. Requests should be addressed to Saxon Asset Securities Company, 4880 Cox Road, Glen Allen, Virginia 23060,
Attention: Secretary.

      The trust will consist of:

      o the mortgage loans, excluding any prepayment penalties payable with respect to those loans;

      o those assets that are held in any account held for the benefit of the certificateholders;

      o any mortgaged premises acquired on behalf of the certificateholders by foreclosure or by deed in lieu of foreclosure;

      o the rights of the trustee to receive the proceeds of applicable insurance policies and funds, if any, required to be maintained under the terms of the trust agreement;

      o certain rights of the depositor to the enforcement of representations and warranties made by the seller relating to the mortgage loans; and

      o  the servicing agreement.

      The offered certificates will not represent an interest in or an obligation of, nor will the mortgage loans be guaranteed by, the seller, the depositor, the servicer, the master servicer or the trustee.

Reports to Certificateholders

      On each distribution date, the master servicer will report or cause to be reported in writing to each holder of an offered certificate:

      o with respect to each class of offered certificates based on a certificate in the original principal amount of $____:

         o  the amount of the distribution on the distribution date;

         o  the amount of the distribution allocable to interest;

         o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any prepayments, substitution shortfalls, repurchase amounts or other recoveries of principal included therein, any Extra Principal Distribution Amount and any Applied Realized Loss Amount with respect to, and any Unpaid Realized Loss at, the distribution date;

         o the principal balance after giving effect to any distribution allocable to principal; and

         o  any Interest Carry Forward Amount;

      o the weighted average of the mortgage interest rates on the mortgage loans in each group less the servicing and master servicing fee rates;

      o the Realized Losses for each group for the related period and cumulatively since the cut off date;

      o  the largest mortgage loan balance outstanding in each group;

      o  the servicing fees and master servicing fees allocable to each group;

      o  one month LIBOR on the most recent interest determination date; and

      o the pass through rates for the group I certificates, if based on the weighted average net rate, and the group II certificates for the current accrual period, including the class BV-1A certificates if based on the weighted average net rate.

Delivery and Substitution of Mortgage Loans

      The depositor must repurchase any mortgage loan for which the required documentation is not delivered on the closing date or reasonably promptly thereafter. Under the limited circumstances specified in the trust agreement, the depositor may substitute substantially similar mortgage loans for mortgage loans initially delivered. It is anticipated that any permitted substitution will not materially change the characteristics of the mortgage pools, as set forth above. See "The Trusts -- The Mortgage Loans -- General," and "-- Substitution of Mortgage Loans" in the prospectus.

The Trustee

      Bankers Trust Company will act as trustee of the trust. The mailing address of the trustee's Corporate Trust Office is ____________________________, and its telephone number is ( ) - .

Voting Rights

      The voting rights of the trust will be allocated as follows:

      o  ___% to each of the class C and class R certificates; and

      o ___% to the classes of offered certificates in proportion to their respective outstanding certificate principal balances.

Termination

      The trust will terminate upon the payment to the holders of all certificates of all amounts required to be paid to the holders and upon the last to occur of:

      o the final payment or other liquidation, or any related advance, of the last mortgage loan;

      o the disposition of all property acquired in respect of any mortgage loan remaining in the trust; and

      o at any time when a qualified tax liquidation of the trust is effected as described below under "--Termination Upon Loss of REMIC Status."

      By the Master Servicer. At its option, the master servicer may, on any Clean-Up Call Date, purchase from the trust all remaining mortgage loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure or otherwise then constituting the trust at a price equal to 10% of the aggregate scheduled principal balances of the mortgage loans plus one month's interest computed as provided in the trust agreement.

      Termination Upon Loss of REMIC Status. Following a final determination by the IRS or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of the appeal from which no further appeal may be taken, to the effect that any REMIC established under the trust agreement does not and will no longer qualify as a REMIC according to Section 860D of the Code, at any time on or after the date which is 30 calendar days following that final determination, holders of a majority in percentage interests represented by the offered certificates then outstanding may direct the trustee on behalf of the trust to adopt a plan of complete liquidation.

Sale of Mortgage Loans

      In connection with the sale of mortgage loans, the depositor will be required to deliver a file with respect to each mortgage loan consisting of:

      o the original note endorsed in blank or to the order of the trustee or a custodian acting on behalf of the trustee, or a lost note affidavit in lieu thereof, with all prior and intervening endorsements (the seller, in some instances, having instructed the party selling a mortgage loan to the seller to have required the originator to endorse the original note directly to such custodian);

      o the original recorded security instrument or a certified copy, or if the original security instrument has been submitted for recordation but has not been returned by the applicable public recording office, a photocopy certified by an officer of the related servicer, title company, closing/settlement-escrow agent or closing attorney;

      o each original recorded intervening assignment of the security instrument as may be necessary to show a complete chain of title to the related servicer, trustee or custodian (the seller, in some instances, having instructed the party selling a mortgage loan to the seller to record an assignment directly from the originator to the custodian) or if any assignment has been submitted for recordation but has not been returned from the applicable public recording office or is otherwise not available, a copy certified by an officer of the related servicer;

      o if an assignment of the security instrument to the related servicer has been recorded or sent for recordation, an original assignment of the security instrument from the servicer in blank or to the trustee or custodian in recordable form;

      o except as to any second lien mortgage loan with a balance of less than $______, an original title insurance policy, certificate of title insurance or written commitment or a copy certified as true and correct by the insurer; and

      o if indicated on the applicable schedule, the original or certified copies of each assumption agreement, modification agreement, written assurance or substitution agreement, if any.

The custodian is required to review each mortgage loan file on or before the closing date and again prior to the first anniversary of the closing date.

      On the closing date, the depositor will also assign to the trustee all the depositor's right, title and interest in the sales agreement between the seller and the depositor insofar as it relates to the representations and warranties made therein by the seller in respect of the origination of the mortgage loans and the remedies provided for breach of such representations and warranties. Upon discovery by the trustee or the master servicer of a breach of any representation, warranty or covenant which materially and adversely affects the interests of the holders of the certificates, the discovering party will promptly notify the depositor and the seller. The seller will have 60 days from its discovery or its receipt of a notice to cure the breach or, if required, to repurchase the mortgage loan or to substitute a qualified substitute mortgage loan.

Events of Default

      The master servicer will have the right to direct the termination of the servicer if the servicer breaches its servicing agreement. In the event of a termination, the master servicer must appoint a successor servicer to assume the obligations of the servicer under the servicing agreement, including the obligation to make advances. See "The Mortgage Loan Pool -Advances and Month End Interest" on page S-__. If the master servicer is unable to appoint a successor servicer, the master servicer will be obligated to service the mortgage loans. Any successor servicer will be entitled to compensation arrangements similar to, but no greater than, those provided to the predecessor servicer. See "Servicing of Mortgage Loans" in the prospectus.

Governing Law

      The trust agreement and each certificate will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.


                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES


      The following discussion of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the offered certificates is to be considered only in connection with the information discussed under the heading "Material Federal Income Tax Consequences" in the prospectus. The discussion in this prospectus supplement and in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of the offered certificates.

REMIC Elections

      The trustee will cause two elections to be made to treat certain assets of the trust as REMICs for federal income tax purposes. The assets of the pooling REMIC will consist of the mortgage loans and substantially all other property in the trust; the pooling REMIC will issue uncertificated interests, which will be designated as the regular interests and the residual interest in the pooling REMIC. The assets of the issuing REMIC will consist of the pooling REMIC regular interests. The issuing REMIC will issue several classes of interests which will be designated as regular interests and the residual interest in the issuing REMIC. The offered certificates and the private certificates, other than the class R certificate, will evidence ownership of the regular interests in the issuing REMIC. The class R certificates will evidence ownership of the entire residual interest in each of the pooling REMIC and the issuing REMIC.

      In the opinion of McKee Nelson LLP, special counsel to the depositor, for federal income tax purposes, each REMIC will be treated as a REMIC and each class of offered certificates will be treated as regular interests in the issuing REMIC and generally will be treated as debt instruments issued by the issuing REMIC, assuming that:

      o  the REMIC elections are made;

      o the trust agreement is fully executed, delivered and enforceable against the parties in accordance with its terms;

      o the transactions described in this prospectus supplement are completed on substantially the terms and conditions described; and

      o  the trust agreement is complied with by all parties.

      The offered certificates generally will be treated as debt instruments issued by the issuing REMIC for federal income tax purposes. Although not free from doubt, the trustee will treat all stated interest on the offered certificates as qualified stated interest within the meaning of the Treasury regulations related to original issue discount. A holder must include this stated interest in income as it accrues, regardless of the holder's regular method of accounting.

      Some classes of offered certificates may be issued with OID. The prepayment assumption to be used for purposes of accrual of OID is 100% Prepayment Assumption. No representation is made, however, that the mortgage loans will prepay at this rate or at any other rate.

      For more information concerning the tax treatment of offered certificates, see, "Material Federal Income Tax Consequences - REMIC Certificates -Taxation of REMIC Regular Certificates" in the prospectus.

                              ERISA CONSIDERATIONS

      Fiduciaries of employee benefit plans or other retirement plans or arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds, and separate accounts in which those plans, accounts or arrangements are invested, that are subject to ERISA, or section 4975 of the Internal Revenue Code should carefully review with their legal advisors whether the purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

      The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 90-32, 55 Fed. Reg. 23147, on June 6, 1990, to Prudential Securities Incorporated which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass through certificates underwritten by an underwriter, provided that certain conditions set forth in the exemption are satisfied. For purposes of the discussion under this heading, the term underwriter includes:

      o  the underwriters named on the cover page of this prospectus supplement;

      o any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any of those underwriters; and

      o any member of the underwriting syndicate or selling group with respect to the offered certificates.

      The individual exemption sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the offered certificates to be eligible for exemptive relief:

      o the acquisition of the offered certificates by certain employee benefit plans subject to Section 4975 of the Code must be on terms that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

      o the rights and interests evidenced by the offered certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust;

      o the offered certificates at the time of acquisition by the plan must be rated in one of the three highest generic rating categories by the following national credit rating agencies: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch, Inc.;

      o the trustee cannot be an affiliate of any member of a restricted group consisting of any underwriter, the depositor, the master servicer, the servicer, any sub-servicer and any mortgagor with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans in the trust as of the date of initial issuance of the offered certificates;

      o  the sum of all payments made to and retained by:

         o the underwriters must represent not more than reasonable compensation for underwriting the offered certificates;

         o the depositor under the assignment of the mortgage loans to the trust must represent not more than the fair market value of those obligations;

         o the master servicer, the servicer and any subservicer must represent not more than reasonable compensation for that person's services under the trust agreement and reimbursement of that person's reasonable expenses in connection with the person's duties as master servicer, servicer or subservicer;

      o the investing plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended;

      o  the following three conditions must be met:

         o the investment pool may consist only of assets of the type enumerated in the exemption and which have been included in other investment pools;

         o certificates evidencing interests in the other investment pools have been rated in one of the three highest generic rating categories by one of the specified national credit rating agencies for at least one year prior to a plan's acquisition of certificates; and

         o certificates evidencing interests in the other investment pools have been purchased by investors other than plans for at least one year prior to a plan's acquisition of certificates.

For further information, see "ERISA Considerations" in the accompanying prospectus.

      In addition, the exemption will not apply to a plan's investment in offered certificates if the plan fiduciary responsible for the decision to invest in offered certificates is a mortgagor or obligor with respect to more than 5% of the fair market value of the obligations constituting the mortgage loans or an affiliate of the mortgagor or obligor, unless:

      o in the case of an acquisition in connection with the initial issuance of any certificates, at least 50% of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the restricted group;

      o the plan's investment in any class of certificates does not exceed 25% of the outstanding certificates of the class at the time of acquisition;

      o immediately after the acquisition, no more than 25% of the plan assets with respect to which the investing fiduciary has discretionary authority or renders investment advice are invested in certificates evidencing interest in trusts sponsored or containing assets sold or serviced by the same entity; and

      o  the plan is not sponsored by any member of the restricted group.

      Before purchasing offered certificates, a fiduciary of a plan should itself confirm:

      o that the certificates constitute "certificates" for purposes of the exemption and

      o that the specific and general conditions of the exemption and the other requirements set forth in the exemption would be satisfied.

      Because the characteristics of the class M-1, class M-2, class B-1 and B-1A certificates may not meet the requirements of the exemption or any other issued exemption under ERISA, the purchase and holding of the class M-1, class M-2, class B-1 and class B-1A certificates by a plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the class M-1, class M-2, class B-1 and class B1-A certificates will not be registered by the trust unless the trustee receives:

      o a representation from the transferee of the certificate, acceptable to and in form and substance satisfactory to the trustee, to the effect that the transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any plan or arrangement nor using the assets of any plan or arrangement to effect such transfer;

      o if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing the certificates with funds contained in an "insurance company general account" (as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60) and that the purchase and holding of the certificates are covered under PTCE 95-60; or

      o an opinion of counsel satisfactory to the trustee that the purchase or holding of the certificate by a plan, any person acting on behalf of a plan or using the plan's assets, will not result in the assets of the trust fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the

         Code and will not subject the trustee to any obligation in addition to those undertaken in the trust agreement.

This representation shall be deemed to have been made to the trustee by a beneficial owner's acceptance of a class M-1, class M-2, class B-1 or class B1-A certificate in book-entry form. In the event that the representation is violated, the attempted transfer or acquisition shall be void and of no effect.

      Any plan fiduciary considering the purchase of an offered certificate on behalf of a plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment.


                                     RATINGS

      It is a condition of the issuance of the offered certificates that they receive ratings as set forth on page S-__.

      The ratings do not represent any assessment of the likelihood or rate of principal prepayments or the likelihood that any Group II Certificates Carryover Amount will be paid.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the offered certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

      The ratings assigned by Fitch and Moody's to mortgage pass through certificates address the likelihood of the receipt by certificateholders of all distributions to which certificateholders are entitled. Fitch's and Moody's ratings address the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. Fitch's and Moody's ratings on mortgage pass through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower-than-anticipated yield.

      Explanations of the significance of the ratings may be obtained from Moody's, 99 Church Street, New York, New York, 10007, and Fitch, One State Street Plaza, New York, New York, 10004. Those ratings will be the views only of the rating agencies. There is no assurance that any ratings will continue for any period of time or that the ratings will not be revised or withdrawn. Any revision or withdrawal of the ratings may have an adverse effect on the market price of the offered certificates.


                         LEGAL INVESTMENT CONSIDERATIONS

      The class AV-1 and class MV-1 certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, they will be legal investments for particular entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities. Furthermore, some states have enacted legislation overriding the legal investment provisions of SMMEA.

      Although the class A certificates with respect to group I and the class MF-1 certificates are expected to be rated in one of the two highest rating categories by Fitch and Moody's, those certificates will not constitute mortgage related securities for purposes of SMMEA because some of the mortgage loans in group I are secured by second liens. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in those certificates.


                                 USE OF PROCEEDS

      The depositor will sell the mortgage loans to the trust concurrently with the delivery of the offered certificates. Net proceeds from the sale of the offered certificates will represent, together with the private certificates, certain of which may be retained by the depositor or its affiliates, the purchase price to be paid by the trust to the depositor for the initial mortgage loans.


                                  LEGAL MATTERS

      Legal matters relating to the validity of the issuance of the offered certificates will be passed upon for the depositor and the seller by McKee Nelson LLP, Washington, D.C. Legal matters relating to insolvency issues and federal income tax matters concerning the certificates will also be passed upon for the depositor by McKee Nelson LLP, Washington, D.C. Legal matters relating to the validity of the certificates will be passed upon for the underwriters by Hunton & Williams, Richmond, Virginia. Certain legal matters relating to the Trustee will be passed upon by Seward & Kissell, New York, New York.

                                  UNDERWRITING

      Subject to the terms and conditions set forth in the underwriting agreement for the sale of the offered certificates, the depositor has agreed to cause the trust to sell and the underwriters named below have severally agreed to purchase the principal amount of offered certificates set forth below.

                [Name of         [Name of        [Name of         [Name of
              Underwriter]     Underwriter]    Underwriter]     Underwriter]

 Class
 AF-1
 AF-2
 AF-3
 AF-4
 AF-5
 AF-6
 MF-1
 MF-2
 BF-1
 BF-1A
 AV-1
 MV-1
 MV-2
 BV-1
 BV-1A


      The underwriters have advised the depositor that they propose to offer the offered certificates for sale from time to time in one or more negotiated transactions or otherwise

      o  at market prices prevailing at the time of sale,

      o  at prices related to those market prices or

      o  at negotiated prices.

Offers are subject to prior sale, withdrawal, cancellation or modification of the offer without notice, to delivery and acceptance by the underwriters and to certain other conditions. The underwriters may sell offered certificates to or through dealers, and dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters or purchasers of the offered certificates for whom they may act as agent. Any dealers that participate with the underwriters in the distribution of the offered certificates may be deemed to be underwriters. Any discounts or commissions received by dealers or underwriters and any profit on the resale of the offered certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act of 1933.

      The depositor expects to receive net proceeds of approximately $_________ plus accrued interest, before deducting expenses payable by it in connection with the offered certificates, estimated to be $________. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from the depositor in the form of underwriting discounts.

      The depositor and the seller have agreed to indemnify the underwriters against certain liabilities including liabilities under the Securities Act of 1933.

      There is currently no secondary market for the offered certificates. Each underwriter intends to make a secondary market in the offered certificates offered by that underwriter but has no obligation to do so. There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue.

      Some of the mortgage loans may have been the subject of financing provided by affiliates of the underwriters.

      Under Rule 2710(c)(8) of the Corporate Financing Rules to the National Association of Securities Dealers, Inc., no NASD members can participate in a public offering of an issuer's securities where more than 10% of the net offering proceeds, not including underwriting compensation, are intended to be paid to NASD members participating in the distribution of the offering or associated or affiliated persons of NASD members unless the price at which an equity issue is to be distributed to the public is established pursuant to Rule 2720(c)(3) by a qualified independent underwriter. Entities associated or affiliated with certain of the underwriters, or entities administered by those entities, may receive in the aggregate 10% or more of the net proceeds of this offering in repayment of a portion of certain indebtedness. Accordingly, this offering is being conducted pursuant to Rule 2710(c)(8).

      Rule 2720(c)(3)(C), however, allows an NASD member to participate in the distribution of securities of an issuer where it or its affiliates or associates will receive more than 10% of the net proceeds without a qualified independent underwriter establishing the price of the securities being offered if the offering is of a class of securities rated "Baa" or better by Moody's or "BBB" or better by S&P or rated in a comparable category by another rating service acceptable to the NASD. The securities being offered by this prospectus supplement and the accompanying prospectus are expected to receive at least the ratings mentioned above and, therefore, there will be no qualified independent underwriter recommending the minimum price of the securities being offered.

                                    GLOSSARY


      "Applicable Percentage" for each group and distribution date will be the applicable percent set forth below for the indicated group and date:

                                      Group I                  Group II
___________ - ________
___________ and thereafter

Notwithstanding the foregoing, to the extent provided in the trust agreement, if certain performance tests for a group on any distribution date are not satisfied, the Applicable Percentage for the group may be increased until the performance tests are satisfied.

      "Applied Realized Loss Amount," with respect to any class of subordinate certificates and as to any distribution date, the sum of Realized Losses with respect to mortgage loans which have been applied in reduction of the certificate principal balance of the class.

      The "certificate principal balance" of each class of offered certificates, as of any distribution date, is the aggregate principal amount of the certificates of that class on the closing date as reduced by:

      o all amounts distributed on previous distribution dates in reduction of the certificate principal balance thereof, and

      o in the case of a subordinate certificate, reductions in the certificate principal balance thereof as a result of the application of Realized Losses.

      Any amounts distributed to a class of subordinate certificates in respect of any Unpaid Realized Loss Amount will not further reduce the certificate principal balance of that class.

      "Class A Principal Distribution Amount" for a group is

      o with respect to any distribution date prior to the related Stepdown Date or as to which a Trigger Event exists for the group, 100% of the Principal Distribution Amount for the group and the distribution date and

      o with respect to any distribution date on or after the Stepdown Date and as to which a related Trigger Event is not in effect for the group, the excess of

         o the related class A certificate principal balance immediately prior to the distribution date over

         o  the lesser of

            o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

            o the scheduled principal balances of the mortgage loans in the group on the preceding due date less ____% of the scheduled principal balances of the mortgage loans in the group as of the cut off date.

      "Class AF-6 Distribution Amount," for any distribution date, is the product of

      o a fraction, the numerator of which is the class AF-6 certificate principal balance and the denominator of which is the class A certificate principal balance for group I, in each case immediately prior to the distribution date,

      o the Class A Principal Distribution Amount with respect to group I for the distribution date and

      o the applicable percentage for the distribution date set forth in the following table:

                     Distribution Date           Percentage
                     -----------------           ----------
                ________ - ________                ____%
                ________ - ________                ____%
                ________ - ________                ____%
                ________ - ________                ____%
                ________ and thereafter            ____%

      "Class B-1 Principal Distribution Amount" for a group, with respect to any distribution date on or after the related Stepdown Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

      o  the sum for the group of

         o the related class A certificate principal balance (after giving effect to distributions on that date),

         o the related class M-1 certificate principal balance (after giving effect to distributions on that date),

         o the related class M-2 certificate principal balance (after giving effect to distributions on that date), and

         o the related class B-1 certificate principal balance immediately prior to the distribution date over

      o  the lesser of

         o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

         o the scheduled assumed principal balances of the mortgage loans in the group on the preceding due date less ____% of the scheduled principal balances of the mortgage loans in the group as of the cut off date.

      "Class B-1A Principal Distribution Amount," for a group, with respect to any distribution date on or after the related Stepdown Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

      o  the principal distribution amount for the group over

      o  the sum for the group of

         o  the related Class A Principal Distribution Amount,

         o  the related Class M-1 Principal Distribution Amount,

         o  the related Class M-2 Principal Distribution Amount, and

         o  the related Class B-1 Principal Distribution Amount.


      "Class M-1 Principal Distribution Amount," for a group, with respect to any distribution date on or after the related Stepdown Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

      o  the sum for the group of

         o the related class A certificate principal balance (after giving effect to distributions on that date) and

         o the related class M-1 certificate principal balance immediately prior to the distribution date over

      o  the lesser of

         o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

         o the scheduled principal balance of the mortgage loans in the group on the preceding due date less ____% of the scheduled principal balance of the mortgage loans in the group as of the cut off date.

      "Class M-2 Principal Distribution Amount," for a group, with respect to any distribution date on or after the related Stepdown Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of

      o  the sum for the group of

         o the related class A certificate principal balance (after giving effect to distributions on that date),

         o the related class M-1 certificate principal balance (after giving effect to distributions on that date), and

         o the related class M-2 certificate principal balance immediately prior to the distribution date over

      o  the lesser of

         o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and

         o the scheduled principal balance of the mortgage loans in the group on the preceding due date less ____% of the scheduled principal balance of the mortgage loans in the group as of the cut off date.

      "Clean-Up Call Date" is any distribution date when the aggregate outstanding scheduled principal balances of the mortgage loans are less than ___% of the sum of the aggregate scheduled principal balances of the mortgage loans as of the cut off date.

      A "due period" is the period from and including the second day of a month to and including the first day of the following month.

      "Current Interest," with respect to each class of the certificates and each distribution date, is the interest accrued on the certificate principal balance of the class immediately prior to the distribution date during the applicable accrual period at the applicable pass through rate plus any amount previously distributed with respect to interest for the class that is recovered as a voidable preference by a trustee in bankruptcy.

      "Extra Principal Distribution Amount," for a mortgage loan group and with respect to (x) any distribution date prior to the distribution date on which the certificate principal balance of the related class B-1A Certificates is reduced to zero, the Realized Loss Coverage Amount for the group and date and (y) each distribution date thereafter, the lesser of (i) excess interest funds and (ii) the excess of (A) the Required Overcollateralization Amount over (B) the Overcollateralization Amount (assuming for this purpose that all Principal Funds are distributed as principal to the certificates).

      "Group I Available Funds Cap," for any distribution date, is the Weighted Average Net Rate for group I.

      "Group II Available Funds Cap" as to the group II certificates, other than the class BV-1A certificates, and for any distribution date the per annum rate equal to (w)(i) the total scheduled interest on the mortgage loans in group II for the related due period less (ii) the servicing fees and master servicing fee for that due period divided by (x) the certificate principal balance of the group II certificates divided by (y) the actual number of days in the related accrual period and (z) multiplied by 360. The available funds cap for any distribution date with respect to the class BV-1A certificates is the Weighted Average Net Rate for group II.

      "Interest Carry Forward Amount," with respect to each class of the certificates and each distribution date, is the sum of

      o  the excess of

         o Current Interest for the class with respect to prior distribution dates (excluding, in the case of group II Certificates, any Group II Certificates Carryover) over

         o the amount actually distributed to the class with respect to Current Interest on those prior distribution dates and

      o  interest on the excess at the applicable pass through rate.

      "Interest funds" with respect to each master servicer remittance date, to the extent actually deposited in the master servicer custodial account, are equal to the sum, without duplication of

      o all scheduled interest collected by the servicer during the related due period less the related servicing fee and master servicing fee;

      o  all advances relating to interest;

      o  all month end interest; and

      o liquidation proceeds to the extent the liquidation proceeds relate to interest, less all non-recoverable advances relating to interest and certain expenses reimbursed during the related due period.

      "Overcollateralization Amount" for each group and distribution date is the excess of the scheduled principal balances of the mortgage loans in the group on that distribution date over the aggregate certificate principal balance of the certificates in the group after giving effect to principal distributions on that distribution date.

      "Principal Distribution Amount," with respect to each distribution date and group, is the excess of

      o  the sum of

         o  the Principal Funds for that distribution date and that group and

         o any Extra Principal Distribution Amount for that distribution date and that group over

      o  the Released Principal Amount for that distribution date and the group.

      "Principal Funds" with respect to each master servicer remittance date, to the extent actually deposited in the master servicer custodial account, are equal to the sum, without duplication of:

      o the scheduled principal collected by the servicer during the related due period or advanced on or before the master servicer remittance date;

      o prepayments of principal collected by the servicer in the applicable prepayment period;

      o the scheduled principal balance of each mortgage loan that was repurchased by the depositor;

      o any substitution shortfall, which is the amount, if any, by which the aggregate unpaid principal balance of any substitute mortgage loans is less than the aggregate unpaid principal balance of any deleted mortgage loans, delivered by the depositor in connection with a substitution of mortgage loans; and

      o all liquidation proceeds collected by the servicer during the related due period, to the extent the liquidation proceeds related to principal, less all non-recoverable advances relating to principal reimbursed during the related due period.

      "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the liquidation proceeds with respect to that loan that are allocated to principal.

      "Realized Loss Coverage Amount," for a group and with respect to any distribution date, to the extent of Interest Funds available for the purpose, is an amount equal to the excess of (i) all Realized Losses with respect to the group (including any Realized Losses for that date) over (ii) all amounts distributed pursuant to clause (x) of the definition of Extra Principal Distribution Amount on prior distribution dates.

      "Released Principal Amount" for a group will equal zero as to any distribution date on which a Trigger Event or a Subordinated Trigger Event exists for a group. As to any distribution date on which a Trigger Event or a Subordinated Trigger Event does not exist for a group, the "Released Principal Amount" for the group will equal the amount by which the Overcollateralization Amount for the group (assuming for this purpose that all Principal Funds for that date are distributed as principal to the certificates) on that distribution date that exceeds the Required Overcollateralization Amount for that group and that distribution date.

      The "Required Overcollateralization Amount" for each group and distribution date is

      o prior to the Stepdown Date, ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in such group as of the cut off date and

      o  on and after the Stepdown Date the greater of

         o  the lesser of

            o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group as of the cut off date and

            o ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group and

         o ____% of the scheduled principal balances of the mortgage loans in that group as of the cut off date.

      "Stepdown Date," with respect to each group, is the earlier to occur of

      o  the later to occur of

         o  the distribution date in ____________ and

         o the first distribution date on which the class A certificate principal balance of the group (less the Principal Funds for the group on that date) is less than or equal to

            ____% for group I (____% for group II) of the scheduled principal balances of the mortgage loans in the group and

      o the distribution date after the certificate principal balance of the related class A certificates has been reduced to zero.

      A "Subordinated Trigger Event," with respect to each group and each distribution date after the Stepdown Date, exists if

      o Realized Losses since the related cut off date with respect to the mortgage loans in that group as a percentage of the initial scheduled principal balance of the group as of the related cut-off date exceed the percentage set out below with respect to the distribution date and

      o the scheduled principal balance of the mortgage loans in that group that, as of the distribution date, are 60 or more days delinquent as a percentage of the scheduled principal balance of the mortgage loans in that group exceeds the delinquency percentage set out below with respect to the distribution date:


Distribution Date (inclusive)  Realized Loss Percentage   Delinquency Percentage
-----------------------------  ------------------------   ----------------------
                                 Group I     Group II      Group I     Group II
                                 -------     --------      -------     --------
   _________ - _________
   _________ - _________
   _________ - _________
   _________ - _________
   _________ - _________
   _________ - _________

      A "Trigger Event," with respect to each group and each distribution date after the Stepdown Date, exists if the product, expressed as a percentage, of

      o  __ times for group I (___ times for group II) and

      o  the quotient of

         o the aggregate scheduled principal balance of all 60 or more day delinquent mortgage loans for the group and

         o the scheduled principal balance of that group as of the preceding master servicer remittance date equals or exceeds _____% for group I (_____% for group II).

      "Unpaid Realized Loss Amount," with respect to any class of subordinate certificates and as to any distribution date, is the excess of

      o  Applied Realized Loss Amounts with respect to the class over

      o the sum of all distributions in reduction of the Applied Realized Loss Amounts to the class on all previous distribution dates.

      "Weighted Average Net Rate" is the weighted average of the mortgage interest rate of the mortgage loans in a group less the sum of the group I or group II servicing fee rate and the group I or group II master servicing fee rate, in each case, as applicable.

                                  [SAXON LOGO]




                                   $__________




                     Saxon Asset Securities Trust ____ - __

                         Saxon Asset Securities Company,
                                  as Depositor


                     Mortgage Loan Asset Backed Certificates
                                Series _____ - __




                             [NAMES OF UNDERWRITERS]




                            -------------------------
                              PROSPECTUS SUPPLEMENT
                            -------------------------


                                _________, 2001

Prospectus


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                         SAXON ASSET SECURITIES COMPANY
                                   (Depositor)

                     MORTGAGE LOAN ASSET BACKED CERTIFICATES
                     (Issuable in series by separate trusts)

                               -------------------

Each series of certificates:

o will consist of one or more classes of mortgage pass through certificates representing interests in the assets of a trust; and

o will receive principal and interest from payments collected on the assets of the related trust.


The assets of each trust:

o will be mortgage loans or mortgage backed securities sold to the trust by Saxon Asset Securities Company; and

o in the case of mortgage loans, will be serviced by one or more entities identified in the related prospectus supplement.

Mortgage loans included in any trust will be secured by first or second liens on:

o    one- to four-family residential properties,

o    condominium units,

o    manufactured housing, or

o    units in planned unit developments.

         You should carefully consider the risk factors beginning on page 3 of this prospectus.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is September [     ], 2001.

                  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED
                IN THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT

           Information is provided to you about the certificates in two separate documents that progressively provide more detail: (1) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (2) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

           o   the principal balance and interest rate of each class,
           o   the timing and priority of interest and principal payments,
           o   statistical and other information about the mortgage assets,
           o   information about credit enhancement, if any, for each class,
           o the ratings for each class, and o the method for selling the certificates.

           The prospectus supplement describes the terms of the certificates in greater detail than this prospectus, and may provide information that differs from this prospectus. If the terms of a particular series of certificates vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

           You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. No one has been authorized to provide you with different information. The certificates are not being offered in any state where the offer is not permitted. Saxon Assets Securities Company does not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

           Cross-references are included in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions.

                                  RISK FACTORS

                     Prospective investors should consider the following factors, as well as the factors identified under "Risk Factors" in the related prospectus supplement, in connection with a purchase of the certificates of any series.


The trusts will have no significant          The certificates will represent an
assets other than the assets                 ownership interest in the related
assigned to them by the depositor            trust and will not represent an
and certificateholders may look              interest in or obligation of any
only to those limited assets for             other entity and will not be
repayment of their certificates              insured by any government agency or
                                             instrumentality. Each trust is
                                             expected to have no significant
                                             assets other than the assets
                                             assigned to it by Saxon Asset
                                             Securities Company, the depositor.

                                             You must rely primarily upon
                                             payments on the assets assigned to
                                             the related trust, any security for
                                             those certificates and any sources
                                             of credit enhancement identified in
                                             the related prospectus supplement
                                             for distributions on the
                                             certificates.

                                             None of any governmental agency or
                                             instrumentality, the depositor, any
                                             servicer, any master servicer, any
                                             trustee or any of their affiliates
                                             will guarantee or insure any assets
                                             assigned to a trust, except as set
                                             forth in the related prospectus
                                             supplement.

Credit enhancement, if provided,             Any credit enhancement for any
will be limited in both amount and           series of certificates may be
scope of coverage, and may not be            limited in amount and may be
sufficient to cover all losses or            subject to periodic reduction in
risks on your investment                     accordance with a schedule or
Property values may decline,                 formula. In addition, credit
leading to higher losses on the              enhancement may provide only very
mortgage loans, which could reduce           limited coverage as to some types
your ability to be repaid                    of losses and may provide no
                                             coverage as to other types of
                                             losses.

                                             If the residential real estate
                                             market in general or a regional or
                                             local area where the mortgage
                                             assets for a trust are concentrated
                                             should experience an overall
                                             decline in property values or a
                                             significant downturn in economic
                                             conditions, rates of delinquencies,
                                             foreclosures and losses could be
                                             higher than those now generally
                                             experienced in the mortgage lending
                                             industry.

                                             To the extent losses are not
                                             covered by credit enhancement, you
                                             will have to look primarily to the
                                             value of the mortgaged premises for
                                             recovery of the outstanding
                                             principal and unpaid interest of
                                             the defaulted mortgage loans.

The bankruptcy of the                        The seller and the depositor intend
seller may result in a                       that the transfers of assets to the
delay in or reduction                        depositor and, in turn, to the
of distributions                             related trust constitute sales
                                             under applicable law rather than
                                             pledges to secure indebtedness for
                                             insolvency purposes. If the seller
                                             becomes a debtor under the federal
                                             Bankruptcy Code, however, a
                                             creditor, trustee-in-bankruptcy or
                                             receiver of that seller might argue
                                             that those transfers were pledges
                                             rather than sales. That position,
                                             if argued or accepted by a court,
                                             could result in a delay in or
                                             reduction of distributions on the
                                             certificates of the related series.

State and federal                            In addition to anti-deficiency and
credit protection laws                       related legislation, numerous other
may limit collection of                      federal and state statutory
principal and interest                       provisions, including the federal
on the mortgage loans                        bankruptcy laws, the federal
                                             Soldiers' and Sailors' Civil Relief
                                             Act of 1940 and state laws
                                             affording relief to debtors, may
                                             interfere with or affect the
                                             ability of a secured mortgage
                                             lender to realize upon its
                                             security.

                                             Other federal and state laws
                                             provide priority to certain tax and
                                             other liens over the lien of a
                                             mortgage or deed of trust.

Modification of mortgage                     With respect to a mortgage loan on
loans may delay or reduce                    which a material default has
certificate payments                         occurred or a payment default is
                                             imminent, the servicer may enter
                                             into a forbearance or modification
                                             agreement with the borrower. The
                                             terms of any forbearance or
                                             modification agreement may affect
                                             the amount and timing of payments
                                             on the mortgage loan and,
                                             consequently, the amount and timing
                                             of payments on one or more classes
                                             of the related series of
                                             certificates. For example, a
                                             modification agreement that results
                                             in a lower mortgage interest rate
                                             would lower the pass through rate
                                             of any related class of
                                             certificates that accrues interest
                                             at a rate based on the weighted
                                             average net rate of the mortgage
                                             loans.

Prepayments on the                           The prepayment experience on the
mortgage loans could                         mortgage assets underlying a
cause you to be paid                         particular series of certificates
earlier than you                             will affect:
expect, which may
adversely affect your                          o  the average life of each class
yield to maturity                                 of those certificates; and

                                               o  for certificates purchased at
                                                  a price other than par, the
                                                  effective yield on the
                                                  certificates.

                                             The timing and amount of
                                             prepayments on mortgage loans are
                                             influenced by a variety of
                                             economic, geographic, legal, social
                                             and other factors, including
                                             changes in interest rate levels. In
                                             general, if mortgage interest rates
                                             fall, the rate of prepayment would
                                             be expected to increase.
                                             Conversely, if mortgage interest
                                             rates rise, the rate of prepayment
                                             would be expected to decrease.

                                             Prepayments may also result from:

                                               o  foreclosure, condemnation and
                                                  other dispositions of the
                                                  mortgaged premises, including
                                                  amounts paid by insurers under
                                                  applicable insurance policies;

                                               o  the repurchase of any mortgage
                                                  loan as to which there has
                                                  been a material breach of
                                                  warranty or defect in
                                                  documentation or from the
                                                  deposit of certain amounts in
                                                  respect of the delivery of a
                                                  substitute mortgage loan;

                                               o  the repurchase of mortgage
                                                  loans modified in lieu of
                                                  refinancing;

                                               o  the repurchase of any
                                                  liquidated mortgage loan or
                                                  delinquent mortgage loan, if
                                                  applicable; or

                                               o  the repurchase or redemption
                                                  of all the certificates of a
                                                  series or all the mortgage
                                                  loans or mortgage certificates
                                                  in certain circumstances.

                                             The yields realized by the holders
                                             of certain certificates of a series
                                             with disproportionate allocations
                                             of principal and interest will be
                                             extremely sensitive to levels of
                                             prepayments on the mortgage assets
                                             of the related trust. No assurance
                                             can be given as to the prepayment
                                             experience of the mortgage loans
                                             underlying any series of
                                             certificates.

                                             You must make your own decision as
                                             to the appropriate prepayment
                                             assumption.

You may not be able                          There can be no assurance that a
to sell your securities,                     secondary market will develop for
and may have to hold                         the certificates of any series or,
your securities to                           if a market does develop, that it
maturity even though                         will provide you with liquidity of
you may want to sell                         investment or that it will continue
them                                         for the life of your certificates.

                                             Particular classes of certificates
                                             may not constitute mortgage related
                                             securities under SMMEA, and some
                                             investors may be subject to legal
                                             restrictions that preclude their
                                             purchase of any such non-SMMEA
                                             certificates. In addition, if so
                                             specified in the related prospectus
                                             supplement, transferability of some
                                             classes of certificates to
                                             particular types of entities may be
                                             restricted.

                                             Any restrictions on the purchase or
                                             transferability of the certificates
                                             of a series may have a negative
                                             effect on the development of a
                                             secondary market for the
                                             certificates.

Issuance of                                  If so specified in the related
certificates in                              prospectus supplement, a trust may
book-entry form may                          issue certificates of a series in
reduce the liquidity of                      book-entry form. Issuance of the
the certificates                             certificates in book-entry form may
                                             reduce the liquidity of the
                                             certificates in the secondary
                                             market because investors may be
                                             unwilling to purchase certificates
                                             for which they cannot obtain
                                             physical certificates. In addition,
                                             because transfers of book-entry
                                             certificates will, in most cases,
                                             be able to be effected only through
                                             persons or entities that
                                             participate in the book-entry
                                             system, your ability to pledge a
                                             book-entry certificate to persons
                                             or entities that do not participate
                                             in the book-entry system, or
                                             otherwise to take actions with
                                             respect to a book-entry
                                             certificate, may be impaired
                                             because physical certificates
                                             representing the certificates will
                                             generally not be available. You may
                                             experience some delay in receipt of
                                             distributions of interest on and
                                             principal of the book-entry
                                             certificates because the trustee
                                             will forward distributions through
                                             book-entry system participants
                                             which thereafter will be required
                                             to credit those distributions to
                                             your accounts as a beneficial owner
                                             of the certificates, whether
                                             directly or indirectly through
                                             financial intermediaries.

The ratings assigned                         Any rating of certificates is not a
to your securities by                        recommendation to buy, sell or hold
the ratings agencies                         certificates and is subject to
may be lowered or                            revision or withdrawal at any time
withdrawn at any                             by the rating agency issuing such
time, which may                              rating. The rating of certificates
affect the value of                          credit-enhanced through external
your certificates and                        credit enhancement, examples of
your ability to sell                         which include a letter of credit,
them                                         financial guaranty insurance policy
                                             or mortgage pool insurance policy,
                                             will depend primarily on the
                                             creditworthiness of the provider of
                                             such external credit enhancement.
                                             Any lowering of the rating assigned
                                             to the claims-paying ability of the
                                             enhancement provider below the
                                             rating initially given to the
                                             certificates of the related series
                                             would likely result in a lowering
                                             of the rating assigned to the
                                             certificates. The depositor will
                                             not be obligated to obtain
                                             additional credit enhancement if
                                             necessary to maintain the rating
                                             initially assigned to the
                                             certificates of any series.


Any original issue                           Compound interest certificates and
discount must be                             some classes of certificates that
included in income for                       are entitled only to interest
tax purposes                                 distributions will be, and
                                             particular classes of certificates
                                             may be, issued with original issue
                                             discount for federal income tax
                                             purposes. The holder of a
                                             certificate issued with original
                                             issue discount must include
                                             original issue discount in ordinary
                                             gross income for federal income tax
                                             purposes as it accrues, in advance
                                             of receipt of the cash attributable
                                             to income.

Mortgage loans with                          A portion of the mortgage assets
balloon payment                              included in a trust may be balloon
features may have a                          loans that provide for the payment
greater default risk                         of the unamortized principal
                                             balance of the mortgage loans in a
                                             single payment at maturity. Balloon
                                             loans provide for equal monthly
                                             payments, consisting of principal
                                             and interest, generally based on a
                                             30-year amortization schedule, and
                                             a single payment of the remaining
                                             balance of the balloon loan,
                                             generally five, seven, 10 or 15
                                             years after origination.
                                             Amortization of a balloon loan
                                             based on a scheduled period that is
                                             longer than its term results in a
                                             remaining principal balance at
                                             maturity that is substantially
                                             larger than the regular scheduled
                                             payments. The depositor does not
                                             have any information regarding the
                                             default history or prepayment
                                             history of payments on balloon
                                             loans. Because borrowers of balloon
                                             loans must make substantial single
                                             payments at maturity, the default
                                             risk associated with balloon loans
                                             may be greater than that associated
                                             with fully-amortizing mortgage
                                             loans. The ability of a borrower to
                                             repay a balloon loan at maturity
                                             frequently will depend upon the
                                             borrower's ability to refinance the
                                             loan. Neither the depositor nor the
                                             trustee is obligated to obtain
                                             refinancing. Any loss on a balloon
                                             loan resulting from a borrower's
                                             inability to obtain refinancing
                                             will be borne by certificateholders
                                             if not covered by credit
                                             enhancement.

Mortgage loans                               A portion of the mortgage assets
secured by junior                            included in a trust may be loans
liens may experience                         secured by second or more junior
higher rates of                              liens on residential properties.
delinquencies and                            Because the rights of a holder of a
losses                                       second or more junior lien are
                                             subordinate to the rights of senior
                                             lienholders, the position of the
                                             trust and the holders of the
                                             related certificates could be more
                                             adversely affected by a reduction
                                             in the value of the mortgaged
                                             premises than would the position of
                                             the senior lienholders. If a
                                             borrower defaults, liquidation or
                                             other proceeds may be insufficient
                                             to satisfy a second or more junior
                                             lien after satisfaction of the
                                             senior lien and the payment of any
                                             liquidation expenses.

The rate of                                  A portion of the mortgage assets
delinquency on                               included in a trust may be secured
mortgage loans                               by liens on mortgaged premises that
secured by non-owner                         are not owner- occupied. The rate
occupied mortgage                            of delinquencies, foreclosures and
premises could be                            losses on the mortgage loans on
higher                                       those mortgaged premises could be
                                             higher than on mortgage loans
                                             secured by liens on mortgaged
                                             premises which are the primary
                                             residences of the owners.

The seller's                                 All or a portion of the mortgage
underwriting                                 assets may consist of mortgage
standards are less                           loans underwritten in accordance
stringent than those                         with the underwriting standards for
used by federal                              non-conforming credits.
agencies, which may
increase the risk of                         A mortgage loan made to a
default on the                               non-conforming credit means a
mortgage loans                               mortgage loan that is ineligible
                                             for purchase under the standard
                                             purchase programs of Fannie Mae or
                                             Freddie Mac due to borrower credit
                                             characteristics, property
                                             characteristics, loan documentation
                                             guidelines or other characteristics
                                             that do not meet Fannie Mae or
                                             Freddie Mac underwriting
                                             guidelines, including a loan made
                                             to:

                                               o  a borrower whose
                                                  creditworthiness and repayment
                                                  ability do not satisfy Fannie
                                                  Mae or Freddie Mac
                                                  underwriting guidelines; or

                                               o  a borrower with a record of
                                                  major derogatory credit items,
                                                  including default on a prior
                                                  mortgage loan, credit
                                                  write-offs, outstanding
                                                  judgments or prior
                                                  bankruptcies.

                                             As a consequence, delinquencies and
                                             foreclosures can be expected to be
                                             greater with respect to those
                                             mortgage loans than with respect to
                                             mortgage loans originated in
                                             accordance with Fannie Mae or
                                             Freddie Mac underwriting
                                             guidelines. In addition, changes in
                                             the values of the mortgaged
                                             premises may have a greater effect
                                             on the loss experience of those
                                             mortgage loans than on mortgage
                                             loans originated in accordance with
                                             Fannie Mae or Freddie Mac
                                             underwriting guidelines.

                                             You must make your own decision as
                                             to the effect of non-conforming
                                             credits upon the delinquency,
                                             foreclosure, and prepayment
                                             experience of the mortgage loans.

Mortgage loans may                           A substantial portion of the
be delinquent,                               mortgage loans may be delinquent
resulting in greater                         upon the issuance of the related
defaults, prepayments                        certificates. Inclusion of
and losses                                   delinquent mortgage loans may cause
                                             the rate of defaults and
                                             prepayments to increase and, in
                                             turn, may cause losses to exceed
                                             the available credit enhancement
                                             and affect the yield on the related
                                             certificates.

Any violation of                             A number of federal and state laws
consumer protection                          and regulations related to
laws may give the                            residential mortgage refinance
borrower the right to                        transactions contain stringent
rescind or cancel the                        limits on interest rates,
loan transaction                             origination fees and other loan
                                             terms, and impose detailed
                                             disclosure requirements. In some
                                             instances, violations of these laws
                                             and regulations by the originator
                                             of a loan could cause loans to be
                                             unenforceable, or give the borrower
                                             the right to rescind or cancel the
                                             loan transaction. Any loan affected
                                             by violations of law would have a
                                             significantly increased risk of
                                             default or prepayment.

                         DESCRIPTION OF THE CERTIFICATES

General

           The certificates described in this prospectus and in the related prospectus supplement will be issued from time to time in series under one or more pooling and servicing agreements. The provisions of each agreement will vary depending upon the nature of the certificates to be issued and the nature of the related trust. The following summaries describe the material provisions common to each series of certificates. The summaries do not purport to be complete and are subject to the prospectus supplement and the agreement with respect to a particular series. The material terms of the agreement with respect to a series of certificates will be further described in the related prospectus supplement and a copy of the agreement will be filed with the Securities and Exchange Commission on Form 8-K.

           The certificates of a series will be entitled to payment only from the assets of the related trust. The certificates do not represent an interest in or obligation of the depositor, the seller, any servicer, any master servicer, any trustee or any of their affiliates, except as set forth herein and in the related prospectus supplement. Neither the certificates nor the underlying mortgage assets will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the seller, any servicer, any master servicer, any trustee or any of their affiliates, except as set forth in the related prospectus supplement. To the extent that delinquent payments on or losses in respect of defaulted mortgage loans are not advanced by the applicable servicer or any other entity or paid from any applicable credit enhancement, those delinquencies may result in delays in the distribution of payments to the holders of one or more classes of certificates and those losses may be allocated to the holders of one or more classes of certificates.

           The certificates of each series will be issued as fully registered certificates in certificated or book-entry form in the authorized denominations for each class specified in the related prospectus supplement. The certificates of each series in certificated form may be transferred, subject to the limitations on transfer, if any, specified in the related agreement, or exchanged at the corporate trust office of the trustee without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. If so specified in the prospectus supplement for a series, distributions of principal and interest on each certificate in certificated form will be made on each distribution date by or on behalf of the trustee by check mailed to each holder of a certificate at the address of the holder appearing on the books and records of the trust or by wire transfer of immediately available funds upon timely request to the trustee in writing by any holder of a certificate having an initial principal amount of at least $1,000,000 or any other amount specified in the related prospectus supplement; provided, however, that the final distribution in retirement of a certificate of a series in certificated form will be made only upon presentation and surrender of the certificate at the corporate trust office of the trustee. Distributions of principal and of interest on each class of certificates in book-entry form will be made as set forth below.

Classes of Certificates

           Each series of certificates will be issued in one or more classes as specified in the related prospectus supplement. The certificates of any class of any series:

           o   may be entitled to receive:

               o only principal, only interest (or other specified collections) or any combination thereof,

               o prepayments of principal throughout the life of the certificates or only during specified periods,

               o amounts only after the occurrence of specified events, or in accordance with a specified schedule or formula or on the basis of distributions on specified portions of the mortgage assets,

           o may be subordinated in right to receive distributions and may be subject to allocation of losses in favor of one or more other classes of certificates of the series, and

           o which are interest bearing certificates may be entitled to receive:

               o interest at a pass through rate, which may be fixed, variable or adjustable and may differ from the rate at which other classes of certificates of the series are entitled to receive interest, and

               o distributions only after the occurrence of specified events and may accrue interest until such events occur, in each case as specified in the related prospectus supplement.


                     REGISTRATION OF THE OFFERED SECURITIES

Book-Entry Registration

           The prospectus supplement for a series may specify that the certificates of that series initially will be represented by one or more book-entry certificates, which are expected to be registered in the name Cede & Co., the nominee of The Depository Trust Company. Unless and until the certificates are issued in fully registered, certificated form, no beneficial owner of a book-entry certificate will be entitled to receive a physical certificate. All references in this prospectus to actions by certificateholders refer to actions taken by DTC or its nominee, as the case may be, upon instructions from the participants in the DTC system, and all references in this prospectus to payments, notices, reports and statements to certificateholders refer to participants, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the certificates, for distribution to certificateholders in accordance with DTC's procedures. The beneficial owners of the certificates will not be recognized by the trustee as certificateholders, and the beneficial owners of the certificates will be permitted to exercise the rights of certificateholders only indirectly through DTC and its participating organizations. The beneficial owners of the certificates may hold certificates in Europe through Clearstream or Euroclear, which in turn will hold through DTC, if they participate in DTC, or indirectly through organizations participating in DTC. See "- Clearstream and Euroclear" in this prospectus for a further discussion of Clearstream and the Euroclear system.

The Depository Trust Company

           DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities for its participating organizations and facilitates the clearance and settlement among those organizations of securities transactions, such as transfers and pledges, in deposited securities through electronic book-entry changes in their accounts. The electronic book-entry system eliminates the need for physical movement of securities. The organizations that participate in DTC include securities brokers and dealers, who may include the underwriters of the certificates, banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with an organization participating in DTC, either directly or indirectly. Transfers between organizations participating in DTC will occur in accordance with DTC rules. The rules applicable to DTC and its participating organizations are on file with the Securities and Exchange Commission.

           Clearstream and Euroclear will hold omnibus positions on behalf of their respective participating organizations through customers' securities accounts in the name of Clearstream and Euroclear on the books of their respective depositaries. The depositaries will in turn hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. Transfers between organizations participating in Clearstream and organizations participating in the Euroclear system will occur in accordance with their respective rules and operating procedures.

           Cross-market transfers between persons holding directly or indirectly through DTC in the United States, on the one hand, and directly or indirectly through organizations participating in Clearstream or the Euroclear system, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary; however, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Organizations participating in Clearstream or the Euroclear system may not deliver instructions directly to the Clearstream or Euroclear depositaries.

           Because of time zone differences, credits or securities in Clearstream or Euroclear as a result of a transaction with an organization participating in DTC will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and these credits or any transactions in these securities settled during this processing will be reported to the relevant organization participating in Clearstream or the Euroclear system on that business day. Cash received in Clearstream or the Euroclear system as a result of sales of securities by or through an organization participating in Clearstream or the Euroclear system to an organization participating in DTC will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

           Purchases of certificates under the DTC system must be made by or through an organization participating in DTC, which organization will receive a credit for the certificates on DTC's records. The ownership interests of the beneficial owners of the certificates are in turn to be recorded on the records of that organization or, in the case of a purchase made indirectly through an organization participating in DTC, on the records of the indirect participant. The beneficial owners of the certificates will not receive written confirmation from DTC of their purchase, but they are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the organization through which they entered into the transaction. Transfers of ownership interests in the certificates are to be accomplished by entries made on the books of organizations participating in DTC acting on behalf of the beneficial owners of the certificates.

           To facilitate subsequent transfers, all certificates deposited with DTC by its participating organizations are registered in the name of Cede. The deposit of certificates with DTC and their registration in the name of Cede effects no change in beneficial ownership. DTC has no knowledge of the identity of the beneficial owners of the certificates. DTC's records reflect only the identity of the organizations participating in DTC to whose accounts the certificates are credited, which may or may not be the beneficial owners of the certificates. Those organizations will remain responsible for keeping account of their holdings on behalf of their customers.

           Because DTC can only act on behalf of its participating organizations, who in turn act on behalf of organizations participating indirectly in DTC and certain banks, the ability of the beneficial owners of the certificates to pledge those securities to persons or entities that do not participate in the DTC system, or otherwise take action in respect of the certificates, may be limited due to lack of a physical certificate for the certificates.

           Conveyance of notices and other communications by DTC to its participating organizations, by those organizations to indirect participants in DTC, and by direct or indirect participants in DTC to the beneficial owners of the certificates will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Neither DTC nor Cede will consent or vote with respect to the certificates. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns Cede's consenting or voting rights to those organizations participating in DTC to whose accounts the certificates are credited on the record date as identified in a listing attached to the omnibus proxy. Principal and interest payments on the certificates will be made to DTC. DTC's practice is to credit the accounts of its participating organizations on the distribution date in accordance with their respective holdings shown on DTC's records unless

DTC has reason to believe that it will not receive payment on the distribution date. Payments by organizations participating in DTC to the beneficial owners of the certificates will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and will be the responsibility of those organizations and not of DTC, the trustee or Saxon Asset Securities Company, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the trustee, as applicable, disbursement of those payments to organizations participating in DTC is the responsibility of DTC, and disbursement of those payments to the beneficial owners of the certificates is the responsibility of those organizations or indirect participants in DTC. Accordingly, the beneficial owners of the certificates may experience some delay in their receipt of principal and interest payments.

           The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the depositor believes to be reliable, but the depositor assumes no responsibility for its accuracy.

Clearstream and Euroclear

           Clearstream Banking, societe anonyme, is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between those organizations through electronic book-entry changes in their accounts. The electronic book-entry system eliminates the need for physical movement of certificates. Transactions may be settled by Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its participating organizations services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a registered bank in Luxembourg, Clearstream is subject to regulation by the Commission de Surveillance du Secteur Financier. Organizations participating in Clearstream are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations and may include the underwriters of the certificates. Indirect access to Clearstream is also available to others, including banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with an organization participating in Clearstream, either directly or indirectly. Clearstream has established an electronic bridge with Morgan Guaranty Trust Company of New York, as operator of the Euroclear system, in Brussels, Belgium to facilitate settlement of trades between Clearstream and Euroclear.

           The Euroclear system was created in 1968 to hold securities for organizations participating in the Euroclear system and to clear and settle transactions between those organizations through simultaneous electronic book-entry delivery against payment. The electronic book-entry system eliminates the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled through the Euroclear system in any of 27 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries under arrangements generally similar to the arrangements for cross-market transfers with DTC.

           The Euroclear system is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York under a contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation. All operations are conducted by that office, and all Euroclear securities clearance accounts and Euroclear cash accounts are maintained with that office, not Euroclear Clearance System, S.C. Euroclear Clearance System, S.C. establishes policy for the Euroclear system on behalf of organizations participating in the Euroclear system. Those organizations include banks, including central banks, securities brokers and dealers and other professional financial intermediaries and may include the underwriters of the certificates. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with organizations participating in the Euroclear system, either directly or indirectly.

           Morgan Guaranty is a New York banking corporation and a member bank of the Federal Reserve System. Morgan Guaranty is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department. The Brussels, Belgium office of Morgan Guaranty is regulated and examined by the Belgian Banking Commission.

           The Terms and Conditions Governing Use of Euroclear, the related Operating Procedures of the Euroclear system and applicable Belgian law govern the securities clearance accounts and cash accounts maintained with the operator of the Euroclear system, transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The operator of the Euroclear system acts only on behalf of organizations participating in the Euroclear system and has no record of or relationship with persons holding through those organizations.

           Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of organizations participating in Clearstream or Euroclear in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Clearstream or the operator of the Euroclear system, as the case may be, will take any other action permitted to be taken by a certificateholder under the applicable agreement on behalf of an organization participating in Clearstream or the Euroclear system only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

           Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the certificates among participants in DTC, Clearstream and the Euroclear system, they are under no obligation to perform or continue to perform these procedures, and these procedures may be discontinued at any time.

           The information in this section concerning Clearstream, Euroclear and DTC has been obtained from sources that the depositor believes to be reliable, but the depositor assumes no responsibility for its accuracy.

Global Clearance, Settlement and Tax Documentation Procedures

           The globally-offered securities to be issued from time to time will initially be available only in book-entry form. Investors in the globally-offered securities may hold those securities through any of DTC, Clearstream or Euroclear. The globally-offered securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

           Secondary market trading between investors holding globally-offered securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice.

           Secondary market trading between investors holding globally-offered securities through DTC will be conducted in accordance with the rules and procedures applicable to U.S. corporate debt obligations.

           Secondary cross-market trading between Clearstream or Euroclear and organizations participating in DTC that hold offered securities will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear, in such capacity, and as DTC participants.

           Initial Settlement. All globally-offered securities will be held in the book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the globally-offered securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold positions in accounts as DTC participants. Investors electing to hold globally-offered securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Investors electing to hold globally-offered securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no distribution compliance period. All globally-offered securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

           Establishing Place of Delivery. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

           Trading Between DTC Participants. Secondary market trading between organizations participating in DTC will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

           Trading Between Clearstream and/or Euroclear Participants. Secondary market trading between organizations participating in Clearstream or the Euroclear system will be settled using the procedures applicable to conventional eurobonds in same-day funds.

           Trading Between DTC Seller and Clearstream or Euroclear Purchaser. When globally-offered securities are to be transferred from the account of an organization participating in DTC to the account of an organization participating in Clearstream or the Euroclear system, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or a Euroclear system participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective depositary to receive the globally-offered securities against payment. Payment will include interest accrued on the globally-offered securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the account of the DTC participant against delivery of the globally-offered securities. After settlement has been completed, the globally-offered securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the Clearstream participant or the Euroclear system participant. The globally-offered securities credit will appear the next day, European Time, and the cash debit will be back-valued to, and the interest on the globally-offered securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

           Organizations participating in Clearstream or the Euroclear system will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the globally-offered securities are credited to their accounts one day later.

           As an alternative, if Clearstream or Euroclear has extended a line of credit to them, organizations participating in Clearstream or the Euroclear system can elect not to pre-position funds that allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear system participants purchasing globally-offered securities would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. However, interest on the globally-offered securities would accrue from the value date. Therefore, in many cases the investment income on the globally-offered securities earned during the one-day period may substantially reduce or offset the amount of these overdraft charges, although this result will depend on the particular cost of funds of the organization participating in Clearstream or the Euroclear system.

           Since the settlement is taking place during New York business hours, organizations participating in DTC can employ their usual procedures for sending globally-offered securities to the respective depositary for the benefit of organizations participating in Clearstream or the Euroclear system. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant, a cross-market transaction will settle no differently than a trade between two DTC participants.

           Trading Between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, organizations participating in Clearstream or the Euroclear system may employ their customary procedures for transactions in which globally-offered securities are to be transferred by the respective clearing system, through the respective depositary, to an organization participating in DTC. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear system participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the respective depositary, as appropriate, to deliver the globally-offered securities to the account of the DTC participant against payment. Payment will include interest accrued on the globally-offered securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or the Euroclear system participant the following day, and receipt of the cash proceeds in the account of the Clearstream participant or Euroclear system participant would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the Clearstream participant or Euroclear system participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date, receipt of the cash proceeds in the account of the Clearstream participant or Euroclear system participant would instead be valued as of the actual settlement date.

           Finally, day traders that use Clearstream or Euroclear and that purchase globally-offered securities from organizations participating in DTC for delivery to organizations participating in Clearstream or the Euroclear system should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

           o borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

           o borrowing the globally-offered securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the globally-offered securities sufficient time to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

           o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase form the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or the Euroclear system participant.

           The information in this section concerning Clearstream, Euroclear and DTC has been obtained from sources that the depositor believes to be reliable, but the depositor assumes no responsibility for its accuracy. The Settlement procedures described in this Section are subject to change at any time. The Depositor assumes no responsibility for any losses that may result from any disruption in the operations of the Settlement Systems and procedures described in this Prospectus.

           Material U.S. Federal Income Tax Documentation Requirements

           A holder that is not a United States person (as defined under "Material Federal Income Tax Consequences - REMIC Certificates - Foreign Investors in REMIC Certificates") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax at a rate of 30% unless such holder provides certain documentation to the trustee or to the U.S. entity required to withhold tax (the "U.S. withholding agent") establishing an exemption from withholding. A holder that is not a United States person may be subject to 30% withholding unless:

           I. the trustee or the U.S. withholding agent receives a statement -

                     (a) from the holder on Internal Revenue Service ("IRS") Form W-8BEN (or any successor form) that -

                               (i) is signed by the certificateholder under penalty of perjury,

                               (ii) certifies that such owner is not a United States person, and

                               (iii)   provides the name and address of the
                                       certificateholder, or

                     (b) from a securities clearing organization, a bank or other financial institution that holds customers' securities in the ordinary course of its trade or business that -

                               (i) is signed under penalties of perjury by an authorized representative of the financial institution,

                               (ii) states that the financial institution has received an IRS Form W-8BEN (or any successor form) from the certificateholder or that another financial institution acting on behalf of the certificateholder has received such IRS Form W-8BEN (or any successor form),

                               (iii)   provides the name and address of the
                                       certificateholder, and

                               (iv)    attaches the IRS Form W-8BEN (or any
                                       successor form) provided by the
                                       certificateholder;

           II. the holder claims an exemption or reduced rate based on a treaty and provides a properly executed IRS Form W-8BEN (or any successor form) to the Trustee or the U.S. withholding agent;

           III. the holder claims an exemption stating that the income is effectively connected to a U.S. trade or business and provides a properly executed IRS Form W-8ECI (or any successor form) to the Trustee or the U.S. withholding agent; or

           IV. the holder is a "nonwithholding partnership" and provides a properly executed IRS Form W-8IMY (or any successor form) with all necessary attachments to the Trustee or the U.S. withholding agent. Certain pass-through entities that have entered into agreements with the Internal Revenue Service (for example "qualified intermediaries") may be subject to different documentation requirements; it is recommended that such holders consult with their tax advisors when purchasing the Certificates.

           A holder holding book-entry certificates through Clearstream or Euroclear provides the forms and statements referred to above by submitting them to the person through which he holds an interest in the book-entry certificates, which is the clearing agency, in the case of persons holding directly on the books of the clearing agency. Under certain circumstances a Form W-8BEN, if furnished with a taxpayer identification number, ("TIN"), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect. A Form W-8BEN, if furnished without a TIN, and a FormW-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

           In addition, all holders holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

           I. provides a properly executed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY(or any successor forms) if that person is not a United States person;

           II. provides a properly executed IRS Form W-9 (or any substitute form) if that person is a United States person; or

           III. is a corporation, within the meaning of Section 7701(a) of the Internal Revenue Code of 1986, or otherwise establishes that it is a recipient exempt from United States backup withholding.

           This summary does not deal with all aspects of federal income tax withholding or backup withholding that may be relevant to investors that are not United States persons. If you are not a United States person, we recommend that you consult your own tax advisors for specific tax advice concerning their holding and disposing of the book-entry certificates.

                     This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the globally-offered securities. The depositor suggests that you consult your own tax advisors with respect to the tax consequences of holding or disposing of the globally-offered securities.

Definitive Securities

           Book-entry certificates will be issued in fully registered, certificated form to the beneficial owners of the certificates or their respective nominees, rather than to DTC or its nominee, only if:

           o DTC or the depositor advise in writing that DTC is no longer willing or able to discharge properly its responsibilities as a nominee and depository with respect to the book-entry certificates and the depositor or the trustee is unable to locate a qualified successor;

           o the depositor elects, at its sole option, to terminate the book-entry system through DTC; or

           o DTC, at the direction of the depositary participants to whose accounts are credited a majority of the outstanding book-entry certificates, advises the trustee in writing that the continuation of a book-entry system through DTC, or a successor to DTC, is no longer in the best interests of the beneficial owners of the certificates.

           Upon the occurrence of any of the events described in the preceding paragraph, the trustee will be required to notify the applicable beneficial owners of the certificates, through organizations participating in DTC, of the availability of fully registered certificates. Upon surrender by DTC of the certificates representing the certificates and the receipt of instructions for re-registration, the trustee will issue fully registered certificates to the beneficial owners of the certificates.

Allocation of Distributions

           The prospectus supplement for each series of certificates will specify:

           o whether distributions on the certificates will be made monthly, quarterly, semi-annually or at other intervals,

           o    the distribution date for each distribution, and

           o the amount of each distribution allocable to principal and interest.

           All distributions with respect to each certificate of a series will be made to the person in whose name the certificate is registered as of the close of business on the record date specified in the related prospectus supplement.

           The amount available to be distributed on each distribution date with respect to each series of certificates will be determined as set forth in the related agreement and will be described in the related prospectus supplement and, in general, will be equal to the amount of principal and interest actually collected, advanced or received during the related due period or prepayment period, net of applicable servicing fees, master servicing fees, special servicing fees, administrative and guarantee fees, insurance premiums, amounts required to reimburse any unreimbursed advances and any other amounts specified in the related prospectus supplement. The amount distributed will be allocated among the classes of certificates in the proportion and order of application set forth in the related agreement and described in the related prospectus supplement. If so specified in the related prospectus supplement, amounts received in respect of the properties securing the mortgage loans representing excess interest may be applied in reduction of the principal balance of one or more specified classes.

           A due period is, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the calendar month in which the distribution date occurs and continuing through the first day of the calendar month in which the distribution date occurs, or any other period specified in the related prospectus supplement.

           A prepayment period is, with respect to any distribution date, the time period or periods specified in the servicing agreement for each servicer to identify prepayments or other unscheduled payments of principal or interest received with respect to mortgage assets that will be used to pay certificateholders of such series on the distribution date.

           The prospectus supplement for each series of certificates will specify the pass through rate, or the method for determining the pass through rate, for each applicable class of certificates. One or more classes of certificates may be represented by a notional principal amount. The notional principal amount is used solely for purposes of determining interest distributions and some other rights and obligations of the holders of certificates and does not represent a beneficial interest in principal payments on the property securing the mortgage loans in the related trust. One or more classes of certificates, known as compound interest certificates, may provide for interest that accrues but is not currently payable. Any interest that has accrued but is not paid with respect to a compound interest certificate on any distribution date will be added to the principal balance of the compound interest certificate on such distribution date.

           The prospectus supplement for each series of certificates will specify the method by which the amount of principal to be distributed on each distribution date will be calculated and the manner in which such amount will be allocated among the classes of certificates of the series entitled to distributions of principal. The aggregate original principal balance of the certificates of each series will equal the aggregate distributions allocable to principal that the certificates will be entitled to receive. One or more classes of certificates may be entitled to payments of principal in specified amounts on specified distribution dates, to the extent of the amount available on those distribution dates, or may be entitled to payments of principal from the amount by which the available amount exceeds specified amounts. One or more classes of certificates may be subordinated in right to receive distributions and may be subject to allocation of losses in favor of one or more other classes of certificates of the same series as specified in the related prospectus supplement.

Allocation of Losses and Shortfalls

           The prospectus supplement for each series of certificates will specify the method by which realized losses or interest shortfalls will be allocated. A loss may be realized with respect to a mortgage loan as a result of:

           o the final liquidation of the mortgage loan through foreclosure sale, disposition of the related property securing the mortgage loan if acquired by deed-in-lieu of foreclosure, disposition of the defaulted mortgage loan or otherwise,

           o the reduction of the unpaid principal balance of the mortgage loan or the modification of the payment terms of the mortgage loan in connection with a proceeding under the federal Bankruptcy Code or otherwise,

           o the reduction of the unpaid principal balance of the mortgage loan upon a determination by the servicer that unpaid principal is unlikely to be recoverable, or is unlikely to be recoverable in amounts sufficient to offset related collection expenditures,

           o physical damage to the related property securing the mortgage loan of a type not covered by standard hazard insurance policies, or

           o fraud, dishonesty or misrepresentation in the origination of the mortgage loan.

           An interest shortfall may occur with respect to a mortgage loan as a result of a failure by the servicer, master servicer or trustee to advance funds to cover delinquent payments of principal or interest on such mortgage loan or the prepayment of the mortgage loan and in the case of a prepayment in full, the failure of the servicer or, in some instances, the master servicer to make a compensatory interest payment. An interest shortfall may also occur as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940. Unless otherwise provided in a prospectus supplement, neither the servicer nor the master servicer is obligated to advance funds to cover shortfalls resulting resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940.

Mortgage Assets

           The scheduled principal balance of the mortgage assets and the amount of any other assets included in the trust for each series of certificates (including amounts held in any pre-funding account for the series) will generally equal or exceed the aggregate original principal balance of the certificates of the series.

           Scheduled principal balance means, with respect to any mortgage loan as of any date of determination, the scheduled principal balance of the mortgage loan as of the date specified in the related prospectus supplement increased by the amount of negative amortization, if any, with respect thereto and reduced by:

           o the principal portion of all scheduled monthly payments due on or before the date of determination, whether or not received,

           o all amounts allocable to unscheduled principal payments received on or before the last day of the preceding prepayment period, and

           o without duplication, the amount of any realized loss that has occurred with respect to the mortgage loan on or before the date of determination.

Optional Termination

           To the extent and under the circumstances specified in the prospectus supplement for a series, the certificates of the series may be terminated at the option of the depositor or any other party as specified in the related prospectus supplement for a purchase price specified in the prospectus supplement. Upon termination of the certificates, at the option of the terminating party, the related trust may be terminated, thereby causing the sale of the remaining trust property, or the certificates may be held or resold by the redeeming party. If so specified in the prospectus supplement for a series, the right to redeem the certificates of a series will be conditioned upon the passage of a certain date specified in the prospectus supplement or the scheduled principal balance of the mortgage loans in the trust or the outstanding principal balance of a specified class of certificates at the time of purchase aggregating less than a percentage, specified in such prospectus supplement. Notice will be given to certificateholders as provided in the related agreement.


                  MATURITY, PREPAYMENT AND YIELD CONSIDERATIONS

           The prepayment experience of the mortgage loans will affect (1) the average life of each class of certificates issued by the related trust and (2) for certificates purchased at a price other than par, the effective yield on the certificates.

           Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model, such as the single monthly prepayment model, the constant prepayment rate model or the prepayment speed assumption model. The prospectus supplement for a series may contain a table setting forth percentages of the original principal amount of each class of certificates of the series to be outstanding after each of the dates shown in the table based on the prepayment assumption model. It is unlikely that the prepayment of the property securing the mortgage loans of any trust will conform to any of the percentages of the prepayment assumption model described in any table set forth in the related prospectus supplement.

           A number of social, economic, tax, geographic, demographic, legal and other factors may influence prepayments, including:

           o   the age of the mortgage loans,

           o   the geographic distribution of the mortgaged premises,

           o   the payment terms of the mortgage loans,

           o   the characteristics of the borrowers,

           o   homeowner mobility,

           o economic conditions generally and in the geographic area in which the mortgaged premises are located,

           o   enforceability of due-on-sale clauses,

           o   servicing decisions,

           o prevailing mortgage market interest rates in relation to the interest rates on the mortgage loans,

           o   the availability of mortgage funds,

           o   the use of second or home equity loans by borrowers,

           o   the availability of refinancing opportunities,

           o   the use of the mortgaged premises as second or vacation homes,

           o   the net equity of the borrowers in the mortgaged premises, and

           o if the mortgage loans are secured by investment properties, tax-related considerations and the availability of other investments.

The prepayment rate may also be subject to seasonal variations.

           The prepayment rate on pools of conventional housing loans has fluctuated significantly in recent years. In general, if prevailing interest rates were to fall significantly below the interest rates on a pool of mortgage loans, the mortgage loans in that pool would be expected to prepay at higher rates than if prevailing interest rates were to remain at or above the interest rates on those mortgage loans. Conversely, if interest rates were to rise above the interest rates on a pool of the mortgage loans, the mortgage loans in that pool would be expected to prepay at lower rates than if prevailing interest rates were to remain at or below interest rates on the mortgage loans. In general, junior mortgage loans have smaller average principal balances than senior or first mortgage loans and are not viewed by borrowers as permanent financing. Accordingly, junior mortgage loans may experience a higher rate of prepayment than senior or first mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may affect the rate of prepayment of mortgage loans.

           Distributions on the certificates of a series on any distribution date generally will include interest accrued through a date specified in the related prospectus supplement that may precede the distribution date. Because interest generally will not be distributed to the certificateholders of the series until the distribution date, the effective yield to the certificateholders will be lower than the yield otherwise produced by the applicable pass through rate and purchase price for the certificates.

           The yield to maturity of any certificate will be affected by the rate of interest and, in the case of certificates purchased at a price other than par, timing of payments of principal on the mortgage loans. If the purchaser of a certificate offered at a discount calculates the anticipated yield to maturity of the certificate based on an assumed rate of payment of principal that is faster than that actually received on the mortgage loans, or on the mortgage loans underlying mortgage backed securities, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates the anticipated yield to maturity of the certificate based on an assumed rate of payment of principal that is slower than that actually received on the mortgage loans, or on the mortgage loans underlying mortgage backed securities, the actual yield to maturity will be lower than that so calculated.

           If so specified in a related prospectus supplement, amounts received in respect of the property securing the mortgage loans representing excess interest may be applied in reduction of the principal balance of one or more specified classes. The amount of excess interest required so to be applied may affect the weighted average life of the related series of certificates.

           The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, or on the mortgage loans underlying mortgage backed securities, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher, or lower, than the rate anticipated by the investor during the period immediately following the issuance of the certificates would not be fully offset by a subsequent like reduction, or increase, in the rate of principal payments. Because the rate of principal payments, including prepayments on the mortgage loans or on the mortgage loans underlying mortgage backed securities, will significantly affect the weighted average life and other characteristics of any class of certificates, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments and the suitability of the certificates to their investment objectives.

           Under some circumstances, the master servicer, certain insurers, the holders of REMIC residual certificates or other entities specified in the related prospectus supplement may have the option to effect earlier retirement of the related series of certificates.

           Factors other than those identified in this prospectus and in the related prospectus supplement could significantly affect principal prepayments at any time and over the lives of the certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal at any time or over the lives of the certificates.

                                   THE TRUSTS

Assignment of Mortgage Assets

           Under the terms of the applicable agreement, the depositor will cause the mortgage assets and other assets to be included in the related trust to be assigned and transferred to the trustee or a custodian acting on the trustee's behalf, together with all principal and interest paid on the mortgage assets from the date or dates specified in the related prospectus supplement. The trustee will deliver to the order of the depositor, in exchange for the mortgage assets so transferred, certificates of the related series in authorized denominations registered in the names requested by the depositor representing the beneficial ownership interest in the related trust. Each mortgage loan or mortgage backed security included in a trust will be identified in a schedule appearing as an exhibit to the related agreement. The schedule will include information as to the scheduled principal balance of each mortgage loan or mortgage backed security as of the specified date and its interest rate, its original principal balance and other specified information.

           Except any mortgage loans in which the trustee or a document custodian acting on behalf of the trustee is named as the original mortgagee or beneficiary, each mortgage loan or mortgage backed security transferred to the trustee will be assigned of record either to the trustee, the servicer of the loan, or to a document custodian acting on behalf of the trustee. As to each mortgage loan, the depositor will deliver or cause to be delivered to the trustee the related mortgage note endorsed to the order of the trustee or a document custodian acting on its behalf. In some instances, loans will be assigned, and the related mortgage note endorsed, directly from the seller or from the originator that transferred the loan to the seller, directly to the custodian, in accordance with the seller's loan purchase guidelines. The depositor will deliver or cause to be delivered to the trustee evidence of recording of each mortgage or deed of trust, and any related assignment, together with the other original documents evidencing or relating to the mortgage loan. To the extent not required in any jurisdiction to protect the interest of certificateholders, the assignments of the mortgages will not be recorded. The original mortgage documents will be held by the trustee or a custodian acting on its behalf except to the extent released to the servicer or the master servicer from time to time in connection with servicing the mortgage loans.

           The seller or other sellers of mortgage assets may make customary representations and warranties with respect to the mortgage assets in the sales agreement pursuant to which the mortgage assets are assigned and transferred to the depositor. The right of the depositor to enforce these representations and warranties will be assigned to the trustee under the related agreement. If any representation or warranty is breached, and the breach adversely affects the interest of the certificateholders, the depositor or the seller will be required, subject to the terms imposed under the related agreement or sales agreement:

           o   to cure the breach,

           o to substitute other mortgage assets for the affected mortgage assets, or

           o to repurchase the affected mortgage assets at a price generally equal to the unpaid principal balance of the mortgage assets, together with accrued and unpaid interest on the mortgage assets at the rate in the related mortgage note.

           Neither the depositor nor the master servicer will be obligated to substitute mortgage assets or to repurchase mortgage assets, and no assurance can be given that the seller will perform its obligations with respect to mortgage assets.

           The following is a brief description of the mortgage assets expected to be included in the trusts. If specific information respecting the mortgage assets is not known at the time the related series of certificates is initially offered, more general information of the nature described below will be provided in the prospectus supplement and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within 15 days after the initial issuance of the certificates. A copy of the agreement with respect to each series of certificates will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the trustee specified in the related prospectus supplement.

The Mortgage Loans--General

           The mortgage loans will be evidenced by promissory notes and will be secured by first, second or more junior liens on the related real property or leasehold interest, together with improvements thereon, or with respect to cooperative loans, the shares issued by the related cooperative.

           The payment terms of the mortgage loans to be included in the trust for any series will be described in the related prospectus supplement and may include any of the following features or combinations of these features or any other features described in the prospectus supplement:

           o Interest may be payable at a fixed rate or may be payable at a rate that is adjustable from time to time on specified adjustment dates by adding a specified fixed percentage to a specified index, which sum may be rounded, that otherwise varies from time to time, that is fixed for a period of time or under certain circumstances and is followed by a rate that is adjustable from time to time as described above or that otherwise varies from time to time or that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rate, a minimum rate or a combination of these limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for specified periods and under various circumstances as may be set forth in the related prospectus supplement. Mortgage loans may permit the payment of interest at a rate lower than the interest rate on the related mortgage note for a period of time or for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the related property or interest securing the mortgage loan or another source or may be treated as accrued interest and added to the principal balance of the mortgage loan.

           o Principal may be payable on a level basis to amortize fully the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term of the mortgage loan or on an interest rate that is different from the rate in the related mortgage note or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due at maturity. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

           o Payments may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

           o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may adjust or decline over time. Other mortgage loans may permit prepayments without payment of a prepayment fee. The mortgage loans may include due-on-sale clauses that permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain other transfers of the property or interest securing the related mortgage loan. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the originator.

           The property or interest securing the related mortgage loan, and, with respect to cooperative loans, the buildings owned by cooperatives, may be located in any state, territory or possession of the United States, including the District of Columbia or Puerto Rico. The property or interest securing the related mortgage loan generally will be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The mortgage loans may be covered by primary mortgage insurance policies insuring against all or a part of any loss sustained by reason of nonpayments by borrowers to the extent specified in the related prospectus supplement.

           The prospectus supplement for each series of certificates will contain information with respect to the mortgage loans expected to be included in the related trust. This information may include:

           o the expected aggregate outstanding principal balance and the expected average outstanding principal balance of the mortgage loans as of the date set forth in the prospectus supplement,

           o the largest expected principal balance and the smallest expected principal balance of any of the mortgage loans,

           o   the types of assets securing the mortgage loans,

           o   the original terms to maturity of the mortgage loans,

           o the expected weighted average term to maturity of the mortgage loans as of the date set forth in the prospectus supplement and the expected range of the terms to maturity,

           o the expected aggregate outstanding principal balance of mortgage loans having loan-to-value ratios at origination exceeding 80%,

           o the expected mortgage interest rates and the range of mortgage interest rates,

           o in the case of ARM loans, the expected weighted average of the adjustable rates,

           o the expected aggregate outstanding scheduled principal balance, if any, of buy-down loans as of the date set forth in the prospectus supplement,

           o the expected aggregate outstanding principal balance, if any, of GPM loans as of the date set forth in the prospectus supplement,

           o the amount of any mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond to be maintained with respect to the related trust,

           o to the extent different from the amounts described in this prospectus, the amount of any standard hazard insurance policy required to be maintained with respect to each mortgage loan,

           o the amount, if any, and terms of any other credit enhancement to be provided with respect to all or a material portion of the mortgage loans, and

           o the expected geographic location of the property or interest securing the mortgage loans, or, in the case of a cooperative loan, the building owned by the related cooperative.

           If specific information respecting the mortgage loans is not known to the depositor at the time the related certificates are initially offered, more general information of the nature described above will be provided in the prospectus supplement.

           ARM loans are mortgage loans providing for periodic adjustments to the related mortgage interest rate to equal the sum, which may be rounded, of a gross margin and an index.

           Buy-down loans are mortgage loans as to which funds have been provided, and deposited into an escrow account, to reduce the monthly payments of the borrowers during the early years of such mortgage loans.

           GPM loans are mortgage loans providing for monthly payments during the early years of the mortgage loans which are or may be less than the amount of interest due on the mortgage loans and as to which unpaid interest is added to the principal balance of the mortgage loans, resulting in negative amortization, and paid, together with interest, in later years. GPM loans may also include loans that provide for the interest rate to decline at certain intervals in the event the borrower has made timely payment of all loan payments during the preceding interval.

           No assurance can be given that values of the properties or interests securing the mortgage loans have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the real estate market should experience an overall decline in property values so that the outstanding principal balances of the mortgage loans, plus any additional financing by other lenders on the same properties or interests securing the mortgage loans, in the related trust become equal to or greater than the value of the properties or interests securing the mortgage loans, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

           If specified in the prospectus supplement for a series, the mortgage assets in the related trust may include mortgage loans that are delinquent upon the issuance of the related certificates. The inclusion of delinquent mortgage loans in the trust for a series may cause the rate of defaults and prepayments on the mortgage loans to increase and, in turn, may cause losses to exceed the available credit enhancement for the series and affect the yield on the certificates of the series.

Single Family Loans

           Single family loans will consist of mortgage loans secured by liens on one- to four-family residential and mixed use properties. The properties that secure single family loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, row houses, individual condominium units in condominium buildings, individual units in planned unit developments, and certain mixed use and other dwelling units. The properties may include vacation and second homes or investment properties. A portion of a dwelling unit may contain a commercial enterprise.

Cooperative Loans

           Cooperative loans generally will be secured by certificate interests in or similar liens on stock, shares or membership certificates issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the buildings owned by the cooperatives. A cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements that confer exclusive rights to occupy specific apartments or units. In general, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder's pro rata share of the cooperative's payments for its mortgage loans, real property taxes, maintenance expenses and other capital or ordinary expenses. Those payments are in addition to any payments of principal and interest the tenant-stockholder must make on any loans to the tenant-stockholder secured by its shares in the cooperative. The cooperative is directly responsible for management and, in most cases, payment of real estate taxes and hazard and liability insurance. A cooperative's ability to meet debt service obligations on a mortgage loan on the building owned by the cooperative, as well as all other operating expenses, will depend in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial areas the cooperative might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders.

Multi-Family Loans

           Multi-family loans will consist of mortgage loans secured by liens on rental apartment buildings or other projects containing five or more residential units including high-rise, mid-rise and garden apartments and projects owned by cooperatives.

Junior Mortgage Loans

           If specified in the prospectus supplement for a series, the mortgage loans assigned and transferred to the related trust may include mortgage loans secured by second or more junior liens on residential properties.

Home Improvement Loans

           Home improvement loans will consist of secured loans, the proceeds of which generally will be used to improve or protect the basic livability or utility of the property. To the extent set forth in the related prospectus supplement, home improvement loans will be fully amortizing and will bear interest at a fixed or variable rate. To the extent a material portion of the mortgage assets included in a trust consists of home improvement loans, the related prospectus supplement will describe the material provisions of the mortgage loans and the programs under which they were originated.

Home Equity Lines of Credit

           Home equity lines of credit will consist of lines of credit or specified balances of those lines of credit secured by mortgages on one- to four-family residential properties, including condominium units and cooperative dwellings, or mixed-use properties. The home equity lines of credit may be subordinated to other mortgages on the properties.

           As more fully described in the related prospectus supplement, interest on each home equity line of credit, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of the loan. Principal amounts on the home equity lines of credit may be drawn down, up to a maximum amount as set forth in the related prospectus supplement, or repaid under each home equity line of credit from time to time. If specified in the related prospectus supplement, new draws by borrowers under home equity lines of credit automatically will become part of the trust for a series. As a result, the aggregate balances of the home equity lines of credit will fluctuate from day to day as new draws by borrowers are added to the trust and principal payments are applied to those balances, and the amounts usually will differ each day, as more specifically described in the prospectus supplement. Under the circumstances more fully described in the related prospectus supplement, a borrower under a home equity line of credit may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower may begin paying at least the minimum monthly payment or a specified percentage of the average outstanding balance of the loan.

           The properties or interests securing mortgage loans relating to home equity lines of credit will include one- to four-family residential properties, including condominium units and cooperative dwellings, and mixed-use properties. Mixed-use properties will consist of one- to four-family residential dwelling units and space used for retail, professional or other commercial uses. The properties or interests securing mortgage loans may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each one- to four-family dwelling unit will be located on land owned in fee simple by the borrower or, if so specified in the related prospectus supplement, on land leased by the borrower for a term of at least ten years greater than the term of the related home equity lines of credit. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common, or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively-owned apartment building.

           The aggregate principal balance of home equity lines of credit secured by properties or interests securing mortgage loans that are owner-occupied will be disclosed in the related prospectus supplement. If so specified in the related prospectus supplement, the sole basis for a representation that a given percentage of the home equity lines of credit are secured by one- to four-family dwelling units that are owner-occupied will be either:

           o the making of a representation by the borrower at origination of the home equity line of credit either that the underlying properties or interests securing the mortgage loan will be used by the borrower for a period of at least six months every year or that the borrower intends to use the properties or interests securing the mortgage loans as a primary residence or

           o a finding that the address of the underlying properties or interests securing the mortgage loan is the borrower's mailing address as reflected in the master servicer's records.

           If so specified in the related prospectus supplement, the mortgaged premises may include non-owner occupied investment properties and vacation and second homes.

Repurchase of Converted Mortgage Loans

           Unless otherwise specified in the prospectus supplement for a series, the trust for the series may include mortgage loans with respect to which the related mortgage interest rate is convertible from an adjustable rate to a fixed rate at the option of the borrower upon the fulfillment of certain conditions. If so specified in the prospectus supplement, the applicable servicer, or other party specified in the prospectus supplement, may be obligated to repurchase from the trust any mortgage loan with respect to which the related mortgage interest rate has been converted from an adjustable rate to a fixed rate at a purchase price equal to the unpaid principal balance of the converted mortgage loan plus 30 days of interest thereon at the applicable mortgage interest rate. If the applicable servicer, other than a successor servicer, is not obligated to purchase converted mortgage loans, the master servicer may be obligated to purchase the converted mortgage loans to the extent provided in the prospectus supplement. The purchase price specified in the prospectus supplement will be treated as a prepayment of the related mortgage loan.

Repurchase or Disposition of Delinquent Mortgage Loans

           If so specified in the prospectus supplement for a series, the master servicer may, but will not be obligated to, repurchase from the trust any mortgage loan as to which the borrower is delinquent in payments by 90 days or more at a purchase price generally equal to the unpaid principal balance of the delinquent mortgage loan plus interest thereon at the applicable mortgage interest rate (or in the case of any loan determined to be a "nonrecoverable mortgage loan" under the agreement, at a purchase price determined to reflect the fair market value of such loan). The purchase price specified in the prospectus supplement will be treated as a prepayment of the related mortgage loan. Alternatively, if the servicer or master servicer recommends such a sale as being in the best interests of the certificateholders, the trust will sell delinquent mortgage loans to other purchasers, with the net sale proceeds treated as prepayments of the related mortgage loans. Under the agreement, the servicer shall not be required to initiate any foreclosure action or other collection effort that in the servicer's judgment is unlikely to result in recoveries in excess of the related costs of collection.

Substitution of Mortgage Loans

           If so specified in the prospectus supplement for a series, the depositor or seller may deliver to the trustee other mortgage loans in substitution for any one or more mortgage loans initially included in the trust for the series. In general, any substitute mortgage loan must, on the date of the substitution:

           o have an unpaid principal balance not greater than (and not more than 10% less than) the unpaid principal balance of any deleted mortgage loan,

           o with respect to a fixed rate mortgage loan, have a mortgage interest rate not less than, and not more than one percentage point in excess of, the mortgage interest rate of the deleted mortgage loan,

           o with respect to an ARM loan, provide for a lowest possible net rate and a highest possible net rate that is not lower than the respective net rate for the deleted mortgage loan, and have a gross margin that is not less than the gross margin of the deleted mortgage loan,

           o have a net rate that is not less than the net rate of the deleted mortgage loan, and

           o comply with each applicable representation, warranty and covenant pertaining to an individual mortgage loan set forth in the applicable agreement, was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the deleted mortgage loan and, if a seller is effecting the substitution, comply with each applicable representation, warranty or covenant pertaining to an individual mortgage loan set forth in the related sales agreement or subsequent sales agreement.

           If more than one mortgage loan is substituted for one or more deleted mortgage loans, the amounts, rates, margins, terms and ratios described above shall be determined on a weighted average basis.

Mortgage-Backed Securities

           The mortgage-backed securities may include private, that is not guaranteed or insured by the United States or any agency or instrumentality thereof, mortgage participation or pass through certificates or other mortgage-backed securities or, representing either debt or equity, and certificates insured or guaranteed by Fannie Mae, Freddie Mac or GNMA. Private mortgage-backed securities will not include participations in previously issued mortgage-backed securities unless such securities have been previously registered under the Securities Act of 1933, as amended, or held for the required holding period under Rule 144(k) thereunder or were acquired in a bona fide secondary market transaction from someone other than an affiliate of the depositor. Private mortgage-backed securities will have been issued in accordance with a private mortgage-backed securities agreement.

           The related prospectus supplement for a series of certificates that evidence interests in mortgage-backed securities will specify:

           o the approximate aggregate principal amount and type of any mortgage-backed securities to be included in the trust,

           o to the extent known to the depositor, certain characteristics of the mortgage loans underlying the mortgage-backed securities including:

                o    the payment features of the mortgage loans,

                o the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity,

                o the servicing fee or range of servicing fees with respect to the underlying mortgage loans, and

                o the minimum and maximum stated maturities of the underlying mortgage loans at origination,

           o the maximum original term-to-stated maturity of the mortgage-backed securities,

           o the weighted average term-to-stated maturity of the mortgage-backed securities,

           o the pass through or certificate rate of the mortgage-backed securities,

           o the weighted average pass through or certificate rate of the mortgage-backed securities,

           o the issuer, servicer and trustee of the mortgage- backed securities,

           o characteristics of credit support, if any, including reserve funds, insurance policies, surety bonds, letters of credit or guaranties, relating to the mortgage loans underlying the mortgage-backed securities or to the mortgage-backed securities themselves,

           o the terms on which the underlying mortgage loans may, or are required to, be repurchased prior to their stated maturity or the stated maturity of the mortgage-backed securities, and

           o the terms on which other mortgage loans may be substituted for those originally underlying the mortgage-backed securities.

Pre-Funding Account

           If so specified in the related prospectus supplement, a trust may enter into a pre-funding agreement with the depositor under which the depositor will transfer additional mortgage assets to the trust following the closing date. Any pre-funding agreement will require that any mortgage loans so transferred conform to the requirements specified in the pre-funding agreement. If a pre-funding agreement is used, the related trustee will be required to deposit in a segregated account upon receipt a portion of the proceeds received by the trustee in connection with the sale of certificates of the related series. The additional mortgage assets will thereafter be transferred to the related trust in exchange for money released to the depositor from the related pre-funding account. Each pre-funding agreement will specify a period during which any transfer must occur. If all moneys originally deposited in the pre-funding account are not used by the end of such specified period, then any remaining moneys will be applied as a mandatory prepayment of one or more class of certificates as specified in the related prospectus supplement. The specified period for the acquisition by a trust of additional mortgage loans will not exceed three months from the date the trust is established.

Distribution Accounts

           Unless otherwise specified in the prospectus supplement for a series, payments on the mortgage loans included in the related trust will be remitted to the collection account and/or the master servicer custodial account and then to the distribution account for the series, net of amounts required to pay servicing fees and any amounts that are to be included in any reserve fund account or other fund or account for the series. All payments received on mortgage-backed securities included in the trust for a series will be remitted to the distribution account. All or a portion of the amounts in the distribution account, together with reinvestment income if payable to the certificateholders, will be available, to the extent specified in the related prospectus supplement, for the payment of trustee fees, and any other fees or expenses to be paid directly by the trustee and to make distributions with respect to certificates of the series in accordance with the respective allocations set forth in the related prospectus supplement.

                               CREDIT ENHANCEMENT

General

           If so specified in the prospectus supplement for a series, the related trust may include, or the related certificates may be entitled to the benefits of, specified ancillary or incidental assets intended to provide credit enhancement for the ultimate or timely distribution of proceeds from the mortgage assets to the holders of the certificates, including reserve accounts, insurance policies, guaranties, surety bonds, letters of credit, guaranteed investment contracts, swap agreements and option agreements. In addition, if so specified in the prospectus supplement for a series, one or more classes of certificates of the series may be entitled to the benefits of other credit enhancement arrangements, including subordination, overcollateralization or cross support. The protection against losses or delays afforded by any such assets or credit enhancement arrangements may be limited.

           Credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the certificates and interest thereon. If losses exceed the amount covered by credit enhancement or are not covered by credit enhancement, holders of one or more lasses of certificates will bear their allocable share of any resulting losses. If a form of credit enhancement applies to several classes of certificates, and if distributions with respect to principal equal to the aggregate principal balances of particular classes of certificates are distributed prior to the distributions to other classes of certificates, the classes of certificates which receive distributions at a later time are more likely to bear any losses which exceed the amount covered by credit enhancement. In some cases, credit enhancement may be canceled or reduced if the cancellation or reduction would not adversely affect the rating of the related certificates.

Subordination

           If so specified in the related prospectus supplement, a series may include one or more classes of certificates that are subordinated in right to receive distributions or subject to the allocation of losses in favor of one or more other classes of certificates of the series. If so specified in the prospectus supplement, distributions in respect of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would have been payable to one or more classes of subordinated certificates of a series may instead be payable to one or more classes of senior certificates of the series under the circumstances and to the extent specified in the prospectus supplement. If so specified in the prospectus supplement, delays in receipt of scheduled payments on the mortgage assets and losses with respect to those mortgage assets will be borne first by classes of subordinated certificates and thereafter by one or more classes of senior certificates, under the circumstances and subject to the limitations specified in such prospectus supplement. The aggregate distributions in respect of delinquent payments on the mortgage assets over the lives of the certificates or at any time, the aggregate losses which must be borne by the subordinated certificates by virtue of subordination and the amount of the distributions otherwise payable to the subordinated certificates that will be payable to the senior certificates on any distribution date may be limited as specified in the prospectus supplement. If aggregate distributions in respect of delinquent payments on the mortgage assets or aggregate losses were to exceed the total amounts payable and available for distribution to holders of subordinated certificates or, if applicable, were to exceed a specified maximum amount, holders of senior certificates could experience losses on the certificates.

           If so specified in the related prospectus supplement, all or any portion of distributions otherwise payable to the holders of subordinated certificates on any distribution date may instead be deposited into one or more reserve accounts established by the trustee for specified periods or until the balance in any the reserve account has reached a specified amount and, following payments from the reserve account to the holders of senior certificates or otherwise, thereafter to the extent necessary to restore the balance of the reserve account to required levels. If so specified in the prospectus supplement, amounts on deposit in any designated reserve account may be released to the depositor or the seller or the holders of any class of certificates at the times and under the circumstances specified in the prospectus supplement.

           If so specified in the related prospectus supplement, one or more classes of certificates may bear the risk of losses not covered by credit enhancement prior to other classes of certificates. Subordination might be effected by reducing the principal balance of the subordinated certificates on account of the losses, thereby decreasing the proportionate share of distributions allocable to the certificates, or by another means specified in the prospectus supplement.

           If so specified in the related prospectus supplement, various classes of senior certificates and subordinated certificates may themselves be subordinate in their right to receive distributions to other classes of senior certificates and subordinated certificates, respectively, through a cross-support mechanism or otherwise. If so set forth in the prospectus supplement, the same class of certificates may constitute senior certificates with respect to specified types of payments or losses and subordinated certificates with respect to other types of payments or losses.

           Distributions may be allocated among classes of senior certificates and classes of subordinated certificates

           o    in the order of their scheduled final distribution dates,

           o    in accordance with a schedule or formula,

           o    in relation to the occurrence of events, or

           o otherwise, in each case as specified in the prospectus supplement.

As between classes of subordinated certificates, payments to holders of senior certificates on account of delinquencies or losses and payments to any reserve account will be allocated as specified in the prospectus supplement.

Certificate Guaranty Insurance Policies

           If so specified in the related prospectus supplement, one or more certificate guaranty insurance policies will be obtained and maintained for one or more classes or series of certificates. The issuer of any specified certificate guaranty insurance policy will be named in the related prospectus supplement. In general, certificate guaranty insurance policies unconditionally and irrevocably guarantee that the full amount of the distributions of principal and interest to which the holders of the related certificates are entitled under the related agreement, as well as any other amounts specified in the related prospectus supplement, will be received by an agent of the trustee for distribution by the trustee to those holders.

           The specific terms of any certificate guaranty insurance policy will be set forth in the related prospectus supplement. Certificate guaranty insurance policies may have limitations including, but not limited to, limitations on the obligation of the certificate insurer to guarantee any servicer's obligation to repurchase or substitute for any mortgage loans, to guarantee any specified rate of prepayments or to provide funds to redeem certificates on any specified date. The certificate insurer may be subrogated to the rights of the holders of the related certificates to receive distributions to which they are entitled, as well as other amounts specified in the related prospectus supplement, to the extent of any payments made by the certificate Insurer under the related certificate guaranty insurance policy.

Overcollateralization

           If so specified in the related prospectus supplement, the aggregate principal balance of the mortgage assets included in a trust may exceed the original principal balance of the related certificates. In addition, if so provided in the related prospectus supplement, specified classes of certificates may be entitled to receive distributions of excess cash as an additional payment of principal, thereby creating a limited acceleration of the payment of the principal of the certificates relative to the amortization of the related mortgage assets. This acceleration feature may continue for the life of the applicable classes of certificates or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related prospectus supplement, the acceleration feature will cease unless necessary to maintain the required overcollateralization level.

Cross Support

           If so specified in the related prospectus supplement, the interests in separate trusts or separate groups of assets may be evidenced by separate classes of the related series of certificates. In that case, credit enhancement may be provided by a cross-support feature which requires that distributions be made with respect to specified certificates evidencing interests in one or more trusts or asset groups prior to distributions to other certificates evidencing interests in other trusts or asset groups. If so specified in the related prospectus supplement, the coverage provided by one or more forms of credit enhancement may apply concurrently to two or more separate trusts or asset groups, without priority among the trusts or asset groups, until the credit enhancement is exhausted. If applicable, the prospectus supplement will identify the trusts or asset groups to which the credit enhancement relates and the manner of determining the amount of the coverage provided by the credit enhancement and of the application of the coverage to the identified trusts or asset groups.

Mortgage Pool Insurance Policies

           If so specified in the related prospectus supplement, one or more mortgage pool insurance policies insuring, subject to their provisions and limitations, against defaults on the related mortgage loans will be obtained and maintained for the related series in an amount specified in the prospectus supplement. The issuer of a mortgage pool insurance policy will be named in the related prospectus supplement. A mortgage pool insurance policy for a series will not be a blanket policy against loss because claims under the policy may only be made for particular defaulted mortgage loans and only upon satisfaction of specified conditions precedent described in the related prospectus supplement. A mortgage pool insurance policy generally will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy.

           A mortgage pool insurance policy will generally not insure, and many primary mortgage insurance policies may not insure, against special hazard losses or losses sustained by reason of a default arising from, among other things,

           o fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the borrower or persons involved in the origination of the loan,

           o failure to construct mortgaged premises in accordance with plans and specifications, or

           o a claim in respect of a defaulted mortgage loan occurring when the servicer of the mortgage loan, at the time of default or after that time, was not approved by the pool insurer.

           A failure of coverage attributable to one of the foregoing events might result in a breach of the representations and warranties of the seller or the servicer and, in that event, subject to certain limitations, might give rise to an obligation on the part of the seller or servicer to purchase the defaulted mortgage loan if the breach cannot be cured.

           The original amount of coverage under any mortgage pool insurance policy assigned to the trust for a series will be reduced over the life of the certificates of the series by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed mortgaged premises covered by the policy. The amount of claims paid includes certain expenses incurred by the servicer or the master servicer of the defaulted mortgage loan, as well as accrued interest on delinquent mortgage loans to the date of payment of the claim. The net amounts realized by the pool insurer will depend primarily on the market value of the mortgaged premises securing the defaulted mortgage loan. The market value of the mortgaged premises will be determined by a variety of economic, geographic, social, environmental and other factors and may be affected by matters that were unknown and could not reasonably have been anticipated at the time the original mortgage loan was made. If aggregate net claims paid under a mortgage pool insurance policy reach the original policy limit, any further losses may affect adversely distributions to holders of the certificates of the series. The original amount of coverage under a mortgage pool insurance policy assigned to the trust for a series may also be reduced or canceled to the extent each rating agency that provides, at the request of the depositor, a rating for the certificates of the series confirms that the reduction or cancellation will not result in a lowering or withdrawal of the rating.

           If so specified in the related prospectus supplement, a mortgage pool insurance policy may insure against losses on mortgage loans that secure other mortgage-backed securities or collateralized mortgage obligations; provided, however, that any subsequent extension of coverage, and the corresponding assignment of the mortgage pool insurance policy, to the other securities or obligations does not, at the time of the extension, result in the downgrade or withdrawal of any credit rating assigned, at the request of the depositor, to the outstanding certificates of the series.

Special Hazard Insurance Policies

           If so specified in the related prospectus supplement, one or more special hazard insurance policies insuring, subject to their provisions and limitations, against specified losses not covered by standard hazard insurance policies will be obtained and maintained for the related series in an amount specified in the prospectus supplement. The issuer of any special hazard insurance policy will be named in the related prospectus supplement. A special hazard insurance policy will, subject to the limitations described below, protect the holders of the certificates of such series from

           o loss by reason of damage to the mortgaged premises underlying defaulted mortgage loans caused by specified hazards, including vandalism and earthquakes and, except where the borrower is required to obtain flood insurance, floods and mudflows, not covered by the standard hazard insurance policies with respect to the mortgage loans and

           o loss from partial damage to the mortgaged premises caused by reason of the application of the coinsurance clause contained in the standard hazard insurance policies.

           A special hazard insurance policy for a series will not, however, cover losses occasioned by war, nuclear reaction, nuclear or atomic weapons, insurrection, normal wear and tear or certain other risks.

           Subject to the foregoing limitations, the special hazard insurance policy with respect to a series will provide that, when there has been damage to the mortgaged premises securing a defaulted mortgage loan and the damage is not covered by the standard hazard insurance policy maintained by the borrower or the servicer or the master servicer with respect to the mortgage loan, the special hazard insurer will pay the lesser of the cost of repair of the mortgaged premises or upon transfer of the mortgaged premises to it, the unpaid principal balance of the mortgage loan at the time of the acquisition of the mortgaged premises, plus accrued interest to the date of claim settlement, excluding late charges and penalty interest, and certain expenses incurred in respect of the mortgaged premises. No claim may be validly presented under a special hazard insurance policy unless

           o hazard insurance on the mortgaged premises securing the defaulted mortgage loan has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid, all of which must be approved in advance as necessary by the special hazard insurer, and

           o the insured has acquired title to the mortgaged premises as a result of default by the borrower.

           If the sum of the unpaid principal amount plus accrued interest and specified expenses is paid by the special hazard insurer, that amount of further coverage under the special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the mortgaged premises. Any amount paid as the cost of repair of the mortgaged premises will reduce coverage by that amount.

           The terms of the agreement with respect to a series will require the master servicer to maintain the special hazard insurance policies for the series in full force and effect throughout the term of the agreement, subject to specified conditions contained in the agreement, present claims under the policies on behalf of the depositor, the trustee and the holders of the certificates of the series for all losses not otherwise covered by the applicable standard hazard insurance policies and take all reasonable steps necessary to permit recoveries on the claims. To the extent specified in the prospectus supplement for a series, a deposit may be made of cash, an irrevocable letter of credit or any other instrument acceptable to each rating agency that provides, at the request of the depositor, a rating for the certificates of the series in the related trust to provide protection in lieu of or in addition to that provided by a special hazard insurance policy.

           If so specified in the related prospectus supplement, a special hazard insurance policy may insure against losses on mortgage loans that secure other mortgage-backed securities or collateralized mortgage obligations; provided, however, that any subsequent extension of coverage, and the corresponding assignment of the special hazard insurance policy, to any other series or other securities or obligations does not, at the time of the extension, result in the downgrade or withdrawal of the credit rating assigned, at the request of the depositor, to the outstanding certificates of the series.

Bankruptcy Bonds

           If so specified in the related prospectus supplement, one or more mortgagor bankruptcy bonds covering losses resulting from proceedings under the federal Bankruptcy Code will be obtained and maintained for the related series in an amount specified in such prospectus supplement. The issuer of any bankruptcy bond will be named in the related prospectus supplement. Each bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a mortgage loan or a reduction by the court of the principal amount of a mortgage loan and will cover certain unpaid interest on the amount of the principal reduction from the date of the filing of a bankruptcy petition. To the extent specified in the prospectus supplement for a series, a deposit may be made of cash, an irrevocable letter of credit or any other instrument acceptable to each rating agency that provides, at the request of the depositor, a rating for the certificates of the series in the related trust to provide protection in lieu of or in addition to that provided by a bankruptcy bond.

Reserve Funds

           If so specified in the related prospectus supplement, cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, surety bonds, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the prospectus supplement will be deposited by the depositor in one or more reserve fund accounts established and maintained with the trustee. In addition, if so specified in the related prospectus supplement, a reserve fund account may be funded with all or a portion of the interest payments on the related mortgage assets not needed to make required distributions. Cash and the principal and interest payments on other investments will be used to enhance the likelihood of timely payment of principal of, and interest on, or, if so specified in the prospectus supplement, to provide additional protection against losses in respect of, the assets in the related trust, to pay the expenses of the trust or for other purposes as may be specified in the prospectus supplement. If a letter of credit is deposited with the trustee, it will be irrevocable. Any instrument deposited in a reserve funds account will name the trustee as a beneficiary and will be issued by an entity acceptable to each rating agency that provides, at the request of the depositor, a rating for the certificates of the series. Additional information with respect to the instruments deposited in the reserve funds accounts may be set forth in the related prospectus supplement.

Other Credit Enhancement

           If so provided in the prospectus supplement for a series, the related trust may include, or the related certificates may be entitled to the benefits of, other specified assets including reserve accounts, insurance policies, guaranties, surety bonds, letters of credit, guaranteed investment contracts or similar arrangements:

           o for the purpose of maintaining timely payments or providing additional protection against losses on the assets included in such trust,

           o   for the purpose of paying administrative expenses,

           o for the purpose of establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rates on such assets,

           o for the purpose of guaranteeing timely distributions with respect to the certificates, or

           o for the other purposes as may be specified in such prospectus supplement. These arrangements may be in addition to or in substitution for any forms of credit enhancement described in this prospectus.

Any of these arrangements must be acceptable to each rating agency that provides, at the request of the depositor, a rating for the certificates of the related series.


                          ORIGINATION OF MORTGAGE LOANS

General

           In originating a mortgage loan, the originator will follow either :

           o its own credit approval process, to the extent that such process conforms to underwriting standards generally acceptable to Fannie Mae or Freddie Mac, or

           o credit, appraisal and underwriting standards and guidelines approved by the depositor, which may not conform to Fannie Mae or Freddie Mac guidelines.

           The underwriting guidelines with respect to loan programs approved by the depositor may be less stringent than those of Fannie Mae or Freddie Mac. For example, they may permit the borrower to have a higher debt-to-income ratio and a larger number of derogatory credit items than do the guidelines of Fannie Mae or Freddie Mac. These underwriting guidelines are intended to provide for the origination of single family mortgage loans for non-conforming credits. A mortgage loan made to a non-conforming credit means a mortgage loan that is ineligible for purchase by Fannie Mae or Freddie Mac due to borrower credit characteristics that do not meet Fannie Mae or Freddie Mac underwriting guidelines, including a loan made to a borrower whose creditworthiness and repayment ability do not satisfy Fannie Mae or Freddie Mac underwriting guidelines or a borrower who may have a record of major derogatory credit items including default on a prior mortgage loan, credit write-offs, outstanding judgments and prior bankruptcies. Accordingly, mortgage loans underwritten according to these guidelines are likely to experience rates of delinquency and foreclosure that are higher, and may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines.

           In general, a prospective borrower is required to complete a detailed application designed to provide pertinent credit information. The prospective borrower generally is required to provide a current list of assets as well as an authorization for a credit report which summarizes the borrower's credit history with merchants and lenders as well as any suits, judgments or bankruptcies that are of public record. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

           In determining the adequacy of the mortgaged premises as collateral, an appraisal is made of each property considered for financing by a qualified independent appraiser. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes and, if considered applicable by the appraiser, the estimated rental income of the property and a replacement cost and analysis based on the current cost of constructing a similar home. All appraisals generally are expected to conform to Fannie Mae or Freddie Mac appraisal standards then in effect.

           Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan, generally determined on the basis of the monthly payments due in the year of origination, and other expenses related to the mortgaged premises including property taxes and insurance premiums, and to meet other financial obligations and monthly living expenses. The underwriting standards applied, particularly with respect to the level of income and debt disclosure on the application and verification, may be adjusted in appropriate cases where factors such as low loan-to-value ratios or other favorable compensating factors exist.

           A prospective borrower applying for a loan pursuant to the full documentation program is required to provide, in addition to the above, a statement of income, expenses and liabilities, existing or prior. An employment verification is obtained from an independent source, typically the prospective borrower's employer, which verification generally reports the length of employment with that organization, the prospective borrower's current salary and whether it is expected that the prospective borrower will continue being employed in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. For other than self-employed borrowers, income verification may be accomplished by W-2 forms or pay stubs that indicate year to date earnings.

           Under the limited documentation program or stated income program, certain documentation requirements concerning income and employment verification is therefore waived in appropriate circumstances pursuant to the applicable program. Accordingly, the maximum permitted loan-to-value ratios for loans originated under those programs are generally lower than those permitted for other similar loans originated pursuant to the full documentation program.

Representations and Warranties

           The depositor generally will acquire the mortgage loans from the seller. The seller will make customary representations and warranties with respect to the mortgage loans in the sales agreement by which the seller transfers its interest in the mortgage loans to the depositor. The seller will represent and warrant, among other things:

           o that each mortgage loan has been originated in compliance with all applicable laws, rules and regulations,

           o that each primary mortgage insurance policy is issued by the related mortgage insurer,

           o that each note and security instrument has been executed and delivered by the borrower and the security instrument has been duly recorded where the mortgaged premises are located in order to make effective the lien on the related mortgaged premises, and

           o that upon foreclosure on the mortgaged premises, the holders of the mortgage loan will be able to deliver good and merchantable title to the mortgaged premises.

In general, the seller will submit to the trustee with each mortgage loan a mortgagee title insurance policy, title insurance binder, preliminary title report, or other satisfactory evidence of title insurance, and, if a preliminary title report is delivered initially, the seller is required to deliver a final title insurance policy or satisfactory evidence of the existence of such a policy; however, for second mortgage loans with a balance of less than $50,000, the seller will generally not obtain a mortgage title insurance policy.

           If the seller breaches a representation or warranty made with respect to a mortgage loan or if any principal document executed by the borrower relating to a mortgage loan is found to be defective in any material respect and the breach or defect is material and cannot be cured as specified in the agreement, the trustee may require the seller or depositor to purchase the mortgage loan from the related trust upon deposit with the trustee of funds equal to the then unpaid principal balance of the mortgage loan plus accrued interest thereon at the related mortgage interest rate through the end of the month in which the purchase occurs. In the event of a material breach by the seller of a representation or warranty with respect to a mortgage loan or the delivery by the seller to the trustee of a materially defective document with respect to a mortgage loan, the seller or depositor may under specified circumstances, in lieu of repurchasing the mortgage loan, substitute a mortgage loan having characteristics substantially similar to those of the defective mortgage loan. The seller's obligation to purchase a mortgage loan will not be guaranteed by the depositor or any other party.

                           SERVICING OF MORTGAGE LOANS

           Each servicer generally will be approved or will utilize a sub-servicer that is approved by Fannie Mae or Freddie Mac as a servicer of mortgage loans and must be approved by the master servicer. The depositor expects that most or all of the mortgage loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the seller. In determining whether to approve a servicer, the master servicer will review the credit of the servicer and, if necessary for the approval of the servicer, the sub-servicer, including capitalization ratios, liquidity, profitability and other similar items that indicate ability to perform financial obligations. In addition, the master servicer will review the servicer's and, if necessary, the sub-servicer's servicing record and will evaluate the ability of the servicer and, if necessary, the sub-servicer to conform with required servicing procedures. Generally, the master servicer will not approve a servicer unless either the servicer or the sub-servicer, if any:

           o has serviced conventional mortgage loans for a minimum of two years,

           o maintains a loan servicing portfolio of at least $300,000,000, and

           o has tangible net worth, determined in accordance with generally accepted accounting principles, of at least $3,000,000.

The master servicer will continue to monitor on a regular basis the credit and servicing performance of the servicer and, to the extent the servicer does not meet the foregoing requirements, any sub-servicer.

           The duties to be performed by the servicers with respect to the mortgage loans included in the trust for each series will include the calculation, collection and remittance of principal and interest payments on the mortgage loans, the administration of mortgage escrow accounts, as applicable, the collection of insurance claims, the administration of foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the borrowers and are recoverable from late payments made by the borrowers, under the applicable insurance policies with respect to the series or from proceeds of the liquidation of the mortgage loans. Each servicer also will provide accounting and reporting services as necessary to enable the master servicer to provide required information to the depositor and the trustee with respect to the mortgage loans. Each servicer is entitled to a periodic servicing fee equal to a specified percentage of the outstanding principal balance of each mortgage loan serviced by the servicer and certain other fees, including, but not limited to, late payments, conversion or modification fees and assumption fees. Servicing obligations of a servicer may be delegated to an approved sub-servicer; provided, however, that the servicer remains fully responsible and liable for all its obligations under the servicing agreement. The rights of the depositor under each servicing agreement with respect to a series will be assigned to the trust for the series.

Payments on Mortgage Loans

           The agreement with respect to a series will require the related servicer to establish and maintain one or more separate, insured, to the available limits, collection accounts into which the servicer will be required to deposit on a daily basis payments of principal and interest received with respect to mortgage loans serviced by the servicer included in the trust for the series. To the extent deposits in each collection account are required to be insured by the FDIC, if at any time the sums in any account exceed the limits of insurance on the account, the servicer will be required within one business day to withdraw the excess funds from the account and remit the amounts to a account maintained by the trustee or master servicer or to the trustee or the master servicer for deposit in the distribution account for the series. The amount on deposit in any account will be invested in or collateralized as described herein.

           The agreement with respect to a series will require the related servicer, not later than the day of the month specified in the servicing agreement, to remit to the master servicer custodial account amounts representing scheduled installments of principal and interest on the mortgage loans included in the trust for the series received or advanced by the servicer that were due during the related due period and principal prepayments, insurance proceeds, guarantee proceeds and liquidation proceeds, including amounts paid in connection with the withdrawal from the related trust of defective mortgage loans or the purchase from the related trust of converted mortgage loans, received during the prepayment period specified in the agreement, with interest to the date of prepayment or liquidation, subject to specified limitations. However, each servicer may deduct from the remittance all applicable servicing fees, insurance premiums, amounts required to reimburse any unreimbursed advances and any other amounts specified in the related agreement. On or before each distribution date, the master servicer will withdraw from the master servicer custodial account and remit to the distribution account those amounts available for distribution on the distribution date. In addition, there will be deposited in the distribution account for the series any advances of principal and interest made by the master servicer or the trustee pursuant to the agreement to the extent the amounts were not advanced by the servicer.

           Prior to each distribution date for a series, the master servicer will furnish to the trustee a statement setting forth certain information with respect to the mortgage loans included in the trust for the series.

Advances

           If so specified in the prospectus supplement for a series, the Agreement with respect to each series will provide that the related servicer will be obligated to advance funds to cover, to the extent that the amounts are deemed to be recoverable from any subsequent payments on the mortgage loans:

           o delinquent payments of principal or interest on the mortgage loans,

           o delinquent payments of taxes, insurance premiums or other escrowed items and

           o   foreclosure costs, including reasonable attorney's fees.

           The servicer's obligation to advance funds with respect to any mortgage loan as to which a default has occurred and the servicer has entered into a forbearance or modification agreement will be based on the terms of that mortgage loans as so modified. The failure of a servicer to make any required advance under the related agreement constitutes a default for which the servicer may be terminated. Upon a default by the servicer, the master servicer or the trustee may be required, if so provided in the agreement, to make advances to the extent necessary to make required distributions on certain certificates, provided that such party deems such amounts to be recoverable.

           As specified in the related prospectus supplement for a series, the advance obligation of the master servicer may be further limited to an amount specified in the agreement that has been approved by each rating agency that provides, at the request of the depositor, a rating for the certificates of the series. Any required advances by a servicer, the master servicer or the trustee, as the case may be, must be deposited into the applicable collection account or master servicer custodial account or into the distribution account and will be due not later than the distribution date to which the delinquent payment relates. Any advances made by a servicer, the master servicer or the trustee with respect to mortgage loans included in the trust for any series are intended to enable the trustee to make timely payment of the scheduled distributions on the certificates of the series. Neither the servicer or the master servicer will insure or guarantee the certificates of any series or the mortgage loans included in the trust for any series, and their obligations to advance for delinquent payments will be limited to the extent that the advances will be recoverable out of future payments on the mortgage loans, insurance proceeds or liquidation proceeds of the mortgage loans for which the amounts were advanced. The servicer's obligation to continue to make advances will terminate under the Agreement upon the good faith determination that the costs associated with a foreclosure proceeding will exceed the related proceeds recovered in such proceeding.

           Amounts advanced by a servicer, the master servicer or the trustee, as the case may be, will be reimbursable out of future payments on the mortgage loans, insurance proceeds or liquidation proceeds of the mortgage loans for which the amounts were advanced. If an advance made by a servicer, the master servicer or the trustee, as the case may be, later is determined to be unrecoverable, the servicer, the master servicer or the trustee, as the case may be, will be entitled to reimbursement from funds in the collection, master servicer, custodial or distribution account prior to the distribution of payments to the certificateholders.

           The servicer may enter into financial facilities that allow the servicer to borrow against, grant security interests in, or sell its rights to receive servicing fees or reimbursement of advances for payment of principal, interest, taxes, insurance, or advances for other expenses incurred in servicing mortgage loans, although no such financial facilities shall reduce or otherwise affect the servicer's obligations to find such advances.

Collection and Other Servicing Procedures

           The agreement with respect to each series will require the related servicer to make reasonable efforts to collect all payments required under the mortgage loans included in the related trust and, consistent with such Agreement and any applicable insurance policies with respect to each mortgage loan, to follow the collection procedures it normally would follow with respect to mortgage loans serviced for its own account.

           The mortgage note or security instrument used in originating a mortgage loan may contain a due-on-sale clause. The servicer will be required to use reasonable efforts to enforce due-on-sale clauses with respect to any mortgage note or security instrument containing such a clause, provided that the coverage of any applicable insurance policy will not be adversely affected thereby. In any case in which properties or interests securing mortgage loans have been or are about to be conveyed by the borrower and the due-on-sale clause has not been enforced or the related mortgage note is by its terms assumable, the servicer will be authorized to take or enter into an assumption agreement from or with the person to whom the mortgaged premises have been or are about to be conveyed, if that person meets certain loan underwriting criteria, including the criteria necessary to maintain the coverage provided by the applicable primary mortgage insurance policies or if otherwise required by law. If the servicer enters into an assumption agreement in connection with the conveyance of any of the mortgaged premises, the servicer will release the original borrower from liability upon the mortgage loan and substitute the new borrower as obligor thereon. In no event may an assumption agreement permit a decrease in the mortgage interest rate or an increase in the term of a mortgage loan. Fees collected for entering into an assumption agreement will be retained by the servicer as additional servicing compensation.

Primary Mortgage Insurance Policies

           Each conventional mortgage loan that has an original loan-to-value ratio of greater than 80% will, to the extent specified in the related prospectus supplement, be covered by a primary mortgage insurance policy remaining in force until the principal balance of the mortgage loan is reduced to 80% of the original fair market value of the related mortgaged premises or, with the consent of the master servicer and the mortgage insurer, after the related policy has been in effect for more than two years if the loan-to-value ratio with respect to the mortgage loan has declined to 80% or less based upon the current fair market value of the mortgaged premises. With respect to mortgage loans for which applicable laws require primary mortgage insurance to be cancelled at earlier dates, or lower loan-to-value ratios, we will comply with such laws. Other mortgage loans may also be covered by primary mortgage insurance policies to the extent specified in the related prospectus supplement.

           If so specified in the prospectus supplement for a series, the amount of a claim for benefits under a primary mortgage insurance policy covering a mortgage loan included in the related trust will consist of the insured portion of the unpaid principal balance of the covered mortgage loan plus accrued and unpaid interest on such unpaid principal balance and reimbursement of specified expenses, less

           o all rents or other payments collected or received by the insured, other than the proceeds of hazard insurance, that are derived from or are in any way related to the related mortgaged premises,

           o hazard insurance proceeds in excess of the amount required to restore the mortgaged premises and which have not been applied to the payment of the mortgage loan,

           o    amounts expended but not approved by the mortgage insurer,

           o    claim payments previously made by the mortgage insurer, and

           o    unpaid premiums.

           If so specified in the prospectus supplement for a series, the mortgage insurer will be required to pay to the insured either the mortgage insurance loss or, at its option under certain of the primary mortgage insurance policies, the sum of the delinquent scheduled payments plus any advances made by the insured, both to the date of the claim payment, and, after that date, scheduled payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any advances made by the insured until the earlier of the date the mortgage loan would have been discharged in full if the default had not occurred and the date of an approved sale. Any rents or other payments collected or received by the insured which are derived from or are in any way related to the mortgaged premises securing the mortgage loan will be deducted from any claim payment.

Standard Hazard Insurance Policies

           Each servicing agreement with respect to a series will require the related servicer to cause to be maintained a standard hazard insurance policy covering each mortgaged premises securing each mortgage loan covered by the servicing agreement. Each standard hazard insurance policy is required to cover an amount at least equal to the lesser of the outstanding principal balance of the related mortgage loan, or 100% of the insurable value of the improvements on the related mortgaged premises, or 100% of the insurable value reasonably obtainable in the applicable locality under generally available homeowners insurance policies without payment of extraordinary premiums. All amounts collected by the servicer or the master servicer under any standard hazard insurance policy, less amounts to be applied to the restoration or repair of the mortgaged premises and other amounts necessary to reimburse the servicer or the master servicer for previously incurred advances or approved expenses, which may be retained by the servicer or the master servicer, will be deposited to the applicable collection account maintained with respect to the mortgage loan or the distribution account.

           The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage. In general, the standard form of fire and extended coverage policy will cover physical damage to, or destruction of, the improvements on the mortgaged premises caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Because the standard hazard insurance policies will be underwritten by different insurers and will cover mortgaged premises located in different states, the policies will not contain identical terms and conditions. The basic terms of the policies, however, generally will be determined by state law and generally will be similar. Standard hazard insurance policies typically will not cover physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft or, in certain cases, vandalism. The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all-inclusive. If mortgaged premises are located in a flood area identified by HUD pursuant to the National Flood Insurance Act of 1968, as amended, the applicable servicing agreement will require that the servicer or the master servicer, as the case may be, cause to be maintained flood insurance with respect to the mortgaged premises. The depositor may acquire one or more special hazard insurance policies covering some of the uninsured risks described above.

           The standard hazard insurance policies covering mortgaged premises securing mortgage loans typically will contain a coinsurance clause which, in effect, will require the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the dwellings, structures and other improvements on the mortgaged premises in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the coinsurance clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of:

           o the actual cash value, or the replacement cost less physical depreciation, of the dwellings, structures and other improvements damaged or destroyed, or

           o that proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

           A servicer may satisfy its obligation to provide a standard hazard insurance policy with respect to the mortgage loans it services by obtaining and maintaining a blanket policy insuring against fire, flood and hazards of extended coverage on all of the mortgage loans, to the extent that the policy names the servicer as loss payee and the policy provides coverage in an amount equal to the aggregate unpaid principal balance on the mortgage loans without co-insurance. If the blanket policy contains a deductible clause and there is a loss not covered by the blanket policy that would have been covered by a standard hazard insurance policy covering the related mortgage loan, then the servicer will remit to the master servicer from the servicer's own funds the difference between the amount paid under the blanket policy and the amount that would have been paid under a standard hazard insurance policy covering the mortgage loan.

           Any losses incurred with respect to mortgage loans included in the trust for a series due to uninsured risks, including earthquakes, landslides, mudflows and floods, or insufficient insurance proceeds may reduce the value of the assets included in the trust for the series to the extent the losses are not covered by a special hazard insurance policy for the series and could affect distributions to holders of the certificates of the series.

Maintenance of Insurance Policies; Claims Under Those Policies and Other Realization Upon Defaulted Mortgage Loans

           The master servicer or trustee may be required to maintain with respect to a series one or more mortgage pool insurance policies, special hazard insurance policies or bankruptcy bonds in full force and effect throughout the term of the related trust, subject to payment of the applicable premiums. The terms and requirements of the policy or bond applicable to any servicer or master servicer will be described in the related prospectus supplement. If any mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond is canceled or terminated for any reason, other than the exhaustion of total policy coverage, the master servicer or trustee will be obligated to obtain from another insurer a comparable replacement policy with a total coverage which is equal to the then existing coverage, or a lesser amount if each rating agency that provides, at the request of the depositor, a rating for the certificates of the series confirms that such lesser amount will not impair the rating on such certificates, of the mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond. If, however, the cost of any replacement policy or bond is greater than the cost of the policy or bond which has been terminated, then the amount of the coverage will be reduced to a level so that the applicable premium will not exceed the cost of the premium for the terminated policy or bond or the replacement policy or other credit enhancement may be secured at such increased cost, so long as the increase in cost will not adversely affect amounts available to make payments of principal or interest on the certificates.

           If any mortgaged premises securing a defaulted mortgage loan included in the trust for a series is damaged and the proceeds, if any, from the related standard hazard insurance policy or any special hazard insurance policy are insufficient to restore the damaged mortgaged premises to the condition necessary to permit recovery under the related mortgage pool insurance policy, the servicer will not be required to expend its own funds to restore the damaged mortgaged premises unless it determines that the expenses will be recoverable to it through insurance proceeds or liquidation proceeds. The agreement with respect to a series will require the servicer or the master servicer, as the case may be, to present claims to the insurer under any insurance policy applicable to the mortgage loans included in the related trust and to take all reasonable steps necessary to permit recovery under such insurance policies with respect to defaulted mortgage loans or losses on the mortgaged premises securing the mortgage loans.

           If recovery under any applicable insurance policy is not available, the servicer or the master servicer nevertheless will be obligated to follow standard practices and procedures to realize upon the defaulted mortgage loan. The servicer or the master servicer will sell the mortgaged premises pursuant to foreclosure or a trustee's sale. Currently, the general practice of the servicer or master servicer is not to seek to obtain a deficiency judgment against the borrower or other persons. To the extent that the proceeds of any liquidation proceeding are less than the unpaid principal balance of the defaulted mortgage loan, there will be a reduction in the value of the assets of the trust for the related series that holders of the certificates of the series may not receive distributions of principal and interest on the certificates in full.

Modification of Mortgage Loans

           With respect to a mortgage loan on which a default has occurred or a payment default is imminent, the related servicer may enter into a forbearance or modification agreement with the borrower. The terms of any forbearance or modification agreement may affect the amount and timing of principal and interest payments on the mortgage loan and, consequently, may affect the amount and timing of payments on one or more classes of the related series of certificates. For example, a modification agreement that results in a lower mortgage interest rate would lower the pass through rate of any related class of certificates that accrues interest at a rate based on the weighted average net rate of the mortgage loans.

           As a condition to any modification or forbearance related to any mortgage loan, the servicer and, if required, the master servicer, are required to determine, in their reasonable business judgment, that the modification, forbearance or substitution will maximize the recovery on the mortgage loan on a present value basis. In determining whether to grant a forbearance or a modification, the servicer and, if required, the master servicer will take into account the willingness of the borrower to perform on the mortgage loan, the general condition of the mortgaged premises and the likely proceeds from the foreclosure and liquidation of the mortgaged premises.

Evidence as to Servicing Compliance

           Within 120 days after the end of each of its fiscal years, each servicer must provide the master servicer or the trustee with a copy of its audited financial statements for the year and a statement from the firm of independent public accountants that prepared the financial statements to the effect that, in preparing the statements, it reviewed the results of the servicer's servicing operations in accordance with the Uniform Single-Audit Procedures for mortgage banks developed by the Mortgage Bankers Association. In addition, the servicer will be required to deliver an officer's certificate to the effect that it has fulfilled its obligations under the servicing agreement during the preceding fiscal year or identifying any ways in which it has failed to fulfill its obligations during the fiscal year and the steps that have been taken to correct the failure.

           The master servicer or the trustee will review, on an annual basis, the performance of each servicer and the status of any fidelity bond and errors and omissions policy required to be maintained by the servicer under the servicing agreement.

Events of Default and Remedies

           Unless otherwise specified in the prospectus supplement for a series, events of default in respect of the servicer will generally consist of:

           o any failure by the servicer to remit to the master servicer custodial account any payment required to be made by a servicer under the terms of the Agreement that is not remedied within at least five business days,

           o any failure on the part of a servicer to observe or perform in any material respect any of its other covenants or agreements contained in the servicing agreement that continues unremedied for a specified period after the giving of written notice of such failure to the servicer by the master servicer,

           o specified events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the servicer, or

           o specified actions by or on behalf of the servicer indicating its insolvency or inability to pay its obligations.

           The master servicer will have the right under each servicing agreement to terminate the related servicer upon the occurrence of an event of default under the agreement. In the event of termination, the master servicer will appoint a substitute servicer, which may be the master servicer or the trustee. Any successor servicer, including the master servicer, will be entitled to compensation arrangements similar to those provided to the servicer.

Master Servicer Duties

           Unless otherwise specified in the prospectus supplement for a series, the master servicer generally will;

           o administer and supervise the performance by each servicer of its duties and responsibilities under the related servicing agreement,

           o calculate amounts payable to certificateholders on each distribution date, and

           o prepare periodic reports to the trustee or the certificateholders with respect to the foregoing matters.

           In addition, the master servicer will receive, review and evaluate all reports, information and other data provided by each servicer to enforce the provisions of the related Agreement, to monitor each servicer's servicing activities, to reconcile the results of the monitoring with information provided by the servicer and to make corrective adjustments to records of the servicer and the master servicer, as appropriate. The master servicer may engage the trustee or independent contractors to perform certain of its responsibilities. However, the master servicer remains fully responsible and liable for all its obligations under each agreement, other than those specifically undertaken by a special servicer.

           The master servicer will be entitled to a monthly master servicing fee applicable to each mortgage loan expressed as a fixed percentage of the remaining scheduled principal balance of the mortgage loan.

           The master servicer may terminate a servicer who has failed to comply with its covenants or breached one or more of its representations and warranties contained in the related servicing agreement. Upon termination of a servicer by the master servicer, the master servicer will assume the servicing obligations of the terminated servicer or, at its option, may appoint a substitute servicer acceptable to the trustee to assume the servicing obligations of the terminated servicer. The master servicer's obligation to act as a servicer following the termination of a servicer will not require the master servicer to:

           o purchase mortgage loans from a trust due to a breach by the servicer of a representation or warranty under the related servicing agreement,

           o    purchase from the trust any converted mortgage loan, or

           o advance payments of principal and interest on a delinquent mortgage loan in excess of the master servicer's independent advance obligation under the related agreement.

           The master servicer for a series may resign from its obligations and duties under the agreement with respect to the series, but no resignation will become effective until the trustee or a successor master servicer has assumed the master servicer's obligations and duties.

Special Servicing Agreement

           The master servicer may appoint a special servicer to undertake certain responsibilities of the servicer with respect to certain defaulted mortgage loans securing a series. The special servicer may engage various independent contractors to perform certain of its responsibilities. However, the special servicer must remain fully responsible and liable for all its responsibilities under the special servicing agreement. As may be further specified in the related prospectus supplement, the special servicer, if any, may be entitled to various fees, including, but not limited to:

           o a monthly engagement fee applicable to each mortgage loan or related REO properties as of the first day of the immediately preceding Due Period,

           o a special servicing fee expressed as a fixed percentage of the remaining scheduled principal balance of each specially serviced mortgage loan or related REO properties, or

           o a performance fee applicable to each liquidated mortgage loan based upon the related liquidation proceeds.

                                  THE AGREEMENT

           The following summaries describe the material provisions common to each series of certificates. The summaries do not purport to be complete and are subject to the related prospectus supplement and the agreement with respect to the series. The material provisions of a specific agreement will be further described in the related prospectus supplement. When particular provisions or terms used in the agreement are referred to, the actual provisions, including definitions of terms, are incorporated by reference as part of the summaries.

The Trustee

           The trustee under each agreement will be named in the related prospectus supplement. The trustee must be a corporation or a national banking association organized under the laws of the United States or any state thereof and authorized under the laws of the jurisdiction in which it is organized to exercise corporate trust powers. The trustee must also have combined capital and surplus of at least $50,000,000 and be subject to regulation and examination by state or federal regulatory authorities. Although the trustee may not be an affiliate of the depositor or the master servicer, either the depositor or the master servicer may maintain normal banking relations with the trustee if the trustee is a depository institution.

           The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor will also remove the trustee if the trustee ceases to be eligible to continue under the agreement or if the trustee becomes insolvent. The trustee may also be removed at any time by the holders of outstanding certificates of the related series entitled to at least 51%, or another percentage specified in the related prospectus supplement, of the voting rights of the series. Certificate insurers may obtain the right to exercise all voting rights of holders of certificates. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Administration of Accounts

           Funds deposited in or remitted to the distribution account, any reserve fund or any other funds or accounts for a series are to be invested by the trustee, as directed by the master servicer, in certain eligible investments, which may include:

           o obligations of the United States or any agency thereof, provided the obligations are backed by the full faith and credit of the United States,

           o general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency,

           o within specified limitations, securities bearing interest or sold at a discount issued by any corporation, which securities are rated in the rating category required to support the then applicable rating assigned to the series,

           o commercial paper which is then rated in the commercial paper rating category required to support the then applicable rating assigned to the series,

           o demand or time deposits, certificates of deposit, bankers' acceptances and federal funds sold by any depository institution or trust company incorporated under the laws of the United States or of any state thereof, provided that either the senior debt obligations or commercial paper of the depository institution or trust company, or the senior debt obligations or commercial paper of the parent company of the depository institution or trust company, are then rated in the rating category required to support the then applicable rating assigned to the series,

           o demand and time deposits and certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the FDIC,

           o guaranteed reinvestment agreements issued by any bank insurance company, corporation or other entity acceptable to each rating agency that provides, at the request of the depositor, a rating for the certificates of the series at the time of issuance of the series,

           o specified repurchase agreements with respect to United States government securities,

           o units of a taxable money-market portfolio having the highest rating assigned by each applicable rating agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations, and

           o such other investments bearing interest or sold at a discount acceptable to each rating agency as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by either rating agency, as evidenced by a signed writing delivered by each rating agency.

           Permitted investments with respect to a series will include only obligations or securities that mature on or before the date on which the distribution account, reserve fund and other funds or accounts for the series are required or may be anticipated to be required to be applied for the benefit of the holders of the certificates of the series. Any income, gain or loss from the investments for a series will be credited or charged to the appropriate fund or account for the series. In general, reinvestment income from permitted investments will not accrue for the benefit of the certificateholders of the series.

Reports to Certificateholders

           Concurrently with each distribution on the certificates of any series, there will be made available to the holders of the certificates, either by posting on a website or by other means specified in the related prospectus supplement, a statement generally setting forth, to the extent applicable to the series, among other things:

           o the aggregate amount of the distribution allocable to principal, separately identifying the amount allocable to each class of certificates,

           o the aggregate amount of the distribution allocable to interest, separately identifying the amount allocable to each class of certificates,

           o the aggregate principal balance of each class of certificates after giving effect to distributions on the related distribution date,

           o if applicable, the amount otherwise distributable to any class of certificates that was distributed to any other class of certificates,

           o if any class of certificates has priority in the right to receive principal prepayments, the amount of principal prepayments in respect of the related mortgage assets, and

           o information regarding the levels of delinquencies and losses on the mortgage loans.

           Customary information considered necessary for certificateholders to prepare their tax returns will be furnished annually.

Events of Default and Remedies

           Unless otherwise specified in the prospectus supplement for a series, events of default in respect of the master servicer under the related agreement will generally consist of:

           o any material default in the performance or breach of any covenant or warranty of the master servicer under the agreement which continues unremedied for a specified period after the giving of written notice of the default or breach to the master servicer by the trustee or by the holders of certificates entitled to at least 51% of the aggregate voting rights,

           o any failure by the master servicer to make required advances with respect to delinquent mortgage loans in the related trust,

           o specified events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer, if any, and

           o specified actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

           So long as an event of default by the master servicer under an agreement remains unremedied, the trustee may, and, at the direction of the holders of outstanding certificates of a series entitled to at least 51% of the voting rights, the trustee will, terminate all the rights and obligations of the master servicer under the related agreement, except that the holders of certificates may not direct the trustee to terminate the master servicer for its failure to make advances. Upon termination, the trustee will succeed to all the responsibilities, duties and liabilities of the master servicer under the agreement. If the trustee is unwilling or unable to act as successor master servicer, the trustee may appoint or, if the holders of certificates of a series entitled to at least 51% of the voting rights of such series, or a certificate insurer entitled to exercise the voting rights of the holders of certificates, so request in writing, the trustee shall appoint, or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of at least $15,000,000 to act as successor to the master servicer under the agreement. The trustee and the successor master servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the master servicer under the agreement.

           The trustee will be under no obligation to exercise any of the trusts or powers vested in it by the agreement or to make any investigation of matters arising under the agreement or to institute, conduct or defend any litigation under or in relation to the agreement at the request, order or direction of any of the holders of the certificates of the related series unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

           The agreement generally may be amended by the parties to the agreement with the consent of the holders of outstanding certificates of the related series entitled to at least 66% of the voting rights of the series. Nevertheless, no amendment shall:

           o reduce in any manner the amount of, or delay the timing of, payments received on the mortgage assets that are required to be distributed on any certificate without the consent of the holder of such certificate,

           o adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described above without the consent of the holders of certificates of the class evidencing 66% of the voting rights of such class, or

           o reduce the aforesaid percentage of certificateholders required to consent to any amendment unless each holder of a certificate consents.

A certificate insurer may obtain the right to exercise all voting rights of the holders of certificates. The agreement may also be amended by the parties to the agreement without the consent of certificateholders for the purpose of, among other things:

           o    curing any ambiguity,

           o to cause the provisions of the agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust fund or the Agreement in any disclosure document pursuant to which any certificates were offered,

           o to correct any defective provision therein or to supplement any provision therein which may be inconsistent with any other provision therein,

           o to add to the duties of the depositor, the servicer or the master servicer,

           o to add any other provisions with respect to matters or questions arising thereunder, or

           o to modify, alter, amend, add to or rescind any of the terms or provisions contained in the agreement.

provided in each case that the action shall not adversely affect in any material respect the interests of any certificateholder. No amendment or supplement shall be deemed to adversely affect in any material respect any certificateholder if there is delivered to the trustee written notification from each rating agency that provides, at the request of the depositor, a rating for the certificates of the related series to the effect that the amendment or supplement will not cause the rating agency to lower or withdraw the then current rating assigned to the certificates.

Termination

           Each agreement and the respective obligations and responsibilities created by the agreement shall terminate upon the distribution to certificateholders of all amounts required to be paid to them pursuant to such related agreement following:

           o to the extent specified in the related prospectus supplement, the purchase of all the mortgage assets in the related trust and all mortgaged premises acquired in respect of the trust, or

           o the later of the final payment or other liquidation of the last mortgage asset remaining in the trust or the disposition of all mortgaged premises acquired in respect of the trust.

In no event, however, will any trust continue beyond the expiration of 21 years from the death of the survivor of persons specified in the related agreement. Written notice of termination of the agreement will be given to each certificateholder, and the final distribution will be made only upon surrender and cancellation of the certificates of the related series at the corporate trust office of the trustee or its agent.


                    MATERIAL LEGAL ASPECTS OF MORTGAGE LOANS

General

           The following discussion contains summaries of the material legal aspects of mortgage loans that are general in nature. Because the legal aspects are governed by applicable state law, which laws may differ substantially, the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the mortgage loans is situated.

The Mortgage Loans

           Single Family Loans, Multi-Family Loans, Conventional Home Improvement Loans, Title I Loans and Home Equity Lines of Credit. The single family loans, multi-family loans, conventional home improvement loans, Title I Loans and home equity lines of credit generally will be secured by mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the related mortgaged premises are located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to liens for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on any order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged premises, and the mortgagee, who is the lender. The mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower and homeowner, similar to the mortgagor; the beneficiary, who is the lender, similar to a mortgagee; and the trustee, who is a third-party grantee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds that indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

           Condominiums. Particular mortgage loans may be loans secured by condominium units. The condominium building may include one or more multi-unit buildings, or a group of buildings whether or not attached to each other, located on property subject to condominium ownership. Condominium ownership is a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual condominium unit and also owns a proportionate undivided interest in all parts of the condominium building, other than the individual condominium units, and all areas or facilities, if any, for the common use of the condominium units. The condominium unit owners appoint or elect the condominium association to govern the affairs of the condominium.

           Cooperative Loans. Particular mortgage loans may be cooperative loans. The cooperative owns all the real property that comprises the project, including the land and the apartment building comprised of separate dwelling units and common areas or leases the land generally by a long-term ground lease and owns the apartment building. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupants under proprietary leases or occupancy agreements to which the cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage or make the final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of, in the case of a trust including cooperative loans, the collateral securing the cooperative loans.

           A cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements that confer exclusive rights to occupy specific apartments or units. In general, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing the tenant-stockholder's pro rata share of the cooperative's payments for its mortgage loans, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of the cooperative shares.

Foreclosure

           Single Family Loans, Multi-Family Loans, Conventional Home Improvement Loans, Title I Loans and Home Equity Lines of Credit. Foreclosure of a mortgage is generally accomplished by judicial action. A foreclosure action generally is initiated by the service of legal pleadings upon the borrower and any party having a subordinate interest in the real estate including any holder of a junior encumbrance on the real estate. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged premises. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

           Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the mortgaged premises to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other party having a subordinate interest in the real estate, including any holder of a junior encumbrance on the real estate. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. When the beneficiary's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

           In some states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. In general, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the mortgage or deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

           A sale conducted in accordance with the terms of the power of sale contained in a mortgage or deed of trust is generally presumed to be conducted regularly and fairly, and a conveyance of the real property by the referee confers absolute legal title to the real property to the purchaser, free of all junior mortgages and free of all other liens and claims subordinate to the mortgage or deed of trust under which the sale is made, with the exception of some governmental liens and any redemption rights that may be granted to borrowers under applicable state law. The purchaser's title is, however, subject to all senior liens, encumbrances and mortgages. Thus, if the mortgage or deed of trust being foreclosed is a junior mortgage or deed of trust, the referee or trustee will convey title to the property to the purchaser, subject to the underlying first mortgage or deed of trust and any other prior liens or claims. A foreclosure under a junior mortgage or deed of trust generally will have no effect on any senior mortgage or deed of trust, except that it may trigger the right of a senior mortgagee or beneficiary to accelerate its indebtedness under a due-on-sale clause or due on further encumbrance clause contained in the senior mortgage.

           In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer or by the trustee is a public sale. Nevertheless, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the mortgaged premises may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged premises at the foreclosure sale. Rather, it is common for the lender to purchase the mortgaged premises from the receiver or trustee for an amount which may be as great as the unpaid principal balance of the mortgage note, accrued and unpaid interest thereon and the expenses of foreclosure. Subsequently, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the mortgaged premises suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the mortgaged premises. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged premises may not equal the lender's investment therein. Any loss may be reduced by the receipt of insurance proceeds. Mortgaged premises that are acquired through foreclosure must be sold by the trustee within two years of the date on which it is acquired in order to satisfy certain federal income tax requirements applicable to REMICs. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust that authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states, a notice of sale must be posted in a public place and published during a specific period of time in one or more newspapers, posted on the property and sent to parties having an interest of record in the property before the non-judicial sale takes place.

           Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

           Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's charter documents, as well as the proprietary lease or occupancy agreement, and may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement that establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

           The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

           Recognition agreements also provide that, in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease.

           In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code and the security agreement relating to those shares. Article 9 of the Uniform Commercial Code requires that a sale be conducted in a commercially reasonable manner. Whether a foreclosure sale has been conducted in a commercially reasonable manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

           Article 9 of the Uniform Commercial Code provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's rights to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

Junior Mortgage Loans; Rights of Senior Mortgagees

           Some of the mortgage loans included in a trust may be secured by mortgages or deeds of trust that are junior to other mortgages or deeds of trust. The rights of the trustee, and therefore the certificateholders, as mortgagee under a junior mortgage or beneficiary under a junior deed of trust are subordinate to those of the mortgagee under the senior mortgage or beneficiary under the senior deed of trust, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the junior mortgagee or junior beneficiary asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage or deed of trust. As discussed more fully below, a junior mortgagee or junior beneficiary may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, no notice of default is required to be given to a junior mortgagee or junior beneficiary, and junior mortgagees or junior beneficiaries are seldom given notice of defaults on senior mortgages. In order for a foreclosure action in some states to be effective against a junior mortgagee or junior beneficiary, the junior mortgagee or junior beneficiary must be named in any foreclosure action, thus giving notice to junior lienors.

           The standard form of the mortgage or deed of trust used by most institutional lenders confers on the mortgagee or beneficiary the right under some circumstances both to receive all proceeds collected under any standard hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust in any order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under any underlying senior mortgage may have the right to collect any insurance proceeds payable under a standard hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the indebtedness of a junior mortgage or trust deed.

           A common form of mortgage or deed of trust used by institutional lenders typically contains a future advance clause which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While a future advance clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an obligatory or optional advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance is entitled to receive the same priority as amounts initially loaned under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts, and, in some jurisdictions, has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance will be subordinate to the intervening junior mortgages or deeds of trust and other liens. Priority of advances under the clause rests, in many other states, on state statutes giving priority to all advances made under the loan agreement at a credit limit amount stated in the recorded mortgage.

           Other provisions sometimes included in the form of the mortgage or deed of trust used by institutional lenders obligate the mortgagor or trustor to pay, before delinquency, all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

Right of Redemption

           In some states, after foreclosure of a mortgage or sale pursuant to a deed of trust, the borrower and certain foreclosed junior lienholders are given a statutory period in which to redeem the mortgaged premises from the foreclosure sale. Depending upon state law, the right of redemption may apply to sale following judicial foreclosure or to sale pursuant to a non-judicial power of sale. In some states, statutory redemption may occur only upon payment of the foreclosure purchase price, accrued interest and taxes and certain of the costs and expenses incurred in enforcing the obligation. In some states, the right to redeem is a statutory right and in others it is a contractual right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged premises while the right of redemption is outstanding. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. The practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation and Other Limitations on Lenders

           Some states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. Currently, the general practice of the servicer or master servicer is not to seek deficiency judgments against defaulting borrowers, even where such legal prohibitions are not in force.

           In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, if a mortgagor is in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on the mortgaged premises without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the court determines that the value of the mortgaged premises is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged premises as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under the mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any of these proceedings under the federal Bankruptcy Code, including, but not limited to, any automatic stay, could result in delays in receiving payments on the mortgage loans underlying a series of certificates and possible reductions in the aggregate amount of the payments. Some states also have homestead exemption laws that would protect a principal residence from a liquidation in bankruptcy.

           Federal and local real estate tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of single family loans and cooperative loans. These laws include, in addition to state laws, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of mortgage loans. In some instances, any violations of these laws and regulations by the originator of a loan could cause loans to be unenforceable, or give the borrower the right to rescind or cancel the loan transaction. Any loan affected by violations of law would have a significantly increased risk of default or prepayment.

           Generally, Article 9 of the Uniform Commercial Code governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the Uniform Commercial Code to prohibit a deficiency award unless the creditor establishes that the sale of the collateral, which, in the case of a cooperative loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement, was conducted in a commercially reasonable manner.

Soldiers' and Sailors' Civil Relief Act of 1940

           Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service,

           o are entitled to have interest rates reduced and capped at 6% per annum on obligations, including mortgage loans, incurred prior to the commencement of military service for the duration of military service,

           o may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on

           o obligations incurred before the commencement of military service, and may have the maturity of obligations incurred before the commencement of military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in the trust for a series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, neither the servicer, the master servicer nor the trustee will be required to advance the amounts, and any loss in respect of those amounts may reduce the amounts available to be paid to the holders of the certificates of the series. Unless otherwise specified in the prospectus supplement for a series, any shortfalls in interest collections on mortgage loans included in the trust for the series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each class of certificates of the series that is entitled to receive interest in respect of the mortgage loans in proportion to the interest that each class of certificates would have otherwise been entitled to receive in respect of the mortgage loans had the interest shortfall not occurred.

Environmental Considerations

           Environmental conditions may diminish the value of the mortgage assets and give rise to liability of various parties, including liability under federal, state and local environmental laws, regulations and ordinances concerning hazardous waste, hazardous substances, petroleum, underground and aboveground storage tanks, solid waste, lead and copper in drinking water, asbestos, lead-based paint and other materials under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended. A secured party which participates in management of a facility, participates in the management of the owner of a facility, takes a deed in lieu of foreclosure or purchases a mortgaged premises at a foreclosure sale may become liable in some circumstances for the costs of a remedial action if hazardous substances have been released or disposed of on the property. These cleanup costs may be substantial. The U.S. Environmental Protection Agency has established a Policy Towards Owners of Residential Property at Superfund Sites (July 3, 1991), which provides that the EPA will not proceed against owners of residential property contaminated with hazardous substances under certain circumstances. Similarly, the EPA and the Department of Justice have adopted a policy not to proceed against lenders that are acting primarily to protect a security interest at the inception of a loan, during a workout, in foreclosure or after foreclosure or the taking of a deed in lieu of foreclosure. Policy on CERCLA Enforcement Against Lenders and Government

Entities that Acquire Property Involuntarily (September 22, 1995). These policies are not binding on the EPA, a state or third parties who may have a cause of action under CERCLA, however, and are subject to limitations and conditions.

           The Asset Conservation Act of 1996 was intended to clarify the scope of the secured creditor exemption under both CERCLA and other legislation. The Asset Conservation Act more explicitly defined the kinds of participation in management that would trigger liability under CERCLA an specified the activities that would not constitute participation in management or otherwise result in a forfeiture of the secured creditor exemption before foreclosure or during a workout period. The Asset Conservation Act also clarified the extent of protection against liability under CERCLA in the event of foreclosure and authorized certain regulatory clarifications of the scope of the secured creditor exemption for purposes of other legislation, similar to the statutory protections under CERCLA. However, since the courts have not yet had the opportunity to interpret the new statutory provisions, the scope of the additional protections offered by the Asset Conservation Act is not fully defined. It also is important to note that the Asset Conservation Act does not offer complete protection to lenders and that the risk of liability remains.

           Many state or local laws, regulations or ordinances may also require owners or operators of property, which may include a lender in certain circumstances, to incur cleanup costs if hazardous substances, hazardous wastes, petroleum or solid waste are released or otherwise exist on the property. It is possible that cleanup costs under CERCLA or other federal, state or local laws, regulations or ordinances could become a liability of a trust and reduce the amounts otherwise distributable to the certificateholders if a mortgaged premises securing a mortgage loan becomes the property of the trust in certain circumstances and if the cleanup costs were incurred. Moreover, some states or localities by statute or ordinance impose a lien for any cleanup costs incurred by the state or locality on the property that is the subject of such cleanup costs. Some liens take priority over all other prior recorded liens, and others take the same priority as taxes in the jurisdiction. In both instances, the lien of the states or localities would take priority over the security interest of the trustee in a mortgaged premises in the jurisdiction in question.

           It is possible that no environmental assessment or a very limited environmental assessment of the mortgaged premises was conducted and no representations or warranties are made by the depositor or the seller to the trustee or certificateholders as to the absence or effect of adverse environmental conditions on any of the mortgaged premises. In addition, the servicers have not made any representations or warranties or assumed any liability with respect to the absence or effect of adverse environmental conditions on any mortgaged premises or any casualty resulting from the presence or effect of adverse environmental conditions, and any loss or liability resulting from the presence or effect of the adverse environmental conditions will reduce the amounts otherwise available to pay to the holders of the certificates.

           Under the agreement, the servicer will not foreclose on any property that it knows is materially contaminated with or affected by hazardous wastes or hazardous substances. For purposes of environmental matters, the concept of knowledge of the servicer or master servicer may be limited to the actual knowledge of the servicer's managers directly responsible for servicing the related mortgage loan. If a servicer does not foreclose on mortgaged premises, the amounts otherwise available to pay the holders of the certificates may be reduced. A servicer will not be liable to the holders of the certificates if it fails to foreclose on mortgaged premises that it reasonably believes may be so contaminated or affected, even if the mortgaged premises are, in fact, not so contaminated or affected. In addition, a servicer will not be liable to the holders of the certificates if, based on its reasonable belief that no contamination or effect exists, the servicer forecloses on mortgaged premises and takes title to the mortgaged premises and thereafter the mortgaged premises are determined to be so contaminated or affected.

Due-on-Sale Clauses

           The forms of mortgage note, mortgage and deed of trust relating to conventional mortgage loans may contain a due-on-sale clause permitting acceleration of the maturity of a loan if the borrower transfers its interest in the mortgaged premises. The Garn-St Germain Depository Institutions Act of 1982 preempts state laws which prohibit the enforcement of due-on-sale clauses by providing, among other matters, that due-on-sale clauses in some loans, which loans include conventional mortgage loans, made after the effective date of the Garn-St Germain Depository Institutions Act of 1982 are enforceable within limitations as set forth in the Act and the regulations promulgated under the Act.

           By virtue of the Garn-St Germain Depository Institutions Act , a mortgage lender generally may accelerate any conventional mortgage loan that contains a due-on-sale clause upon transfer of an interest in the mortgaged premises. With respect to any mortgage loan secured by a residence occupied or to be occupied by the borrower, this ability to accelerate will not apply to certain types of transfers, including:

           o the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase,

           o a transfer to a relative resulting from the death of a borrower, or a transfer where the spouse or one or more children become owners of the mortgaged premises, in each case where the transferee(s) will occupy the mortgaged premises,

           o a transfer resulting from a decree of dissolution of marriage, legal separation agreement or an incidental property settlement agreement by which the spouse becomes an owner of the mortgaged premises,

           o the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the mortgaged premises, provided that the lien or encumbrance is not created under contract for deed,

           o a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and

           o other transfers as set forth in the Garn-St Germain Depository Institutions Act and the regulations thereunder.

As a result, a lesser number of mortgage loans that contain due-on-sale clauses may extend to full maturity than earlier experience would indicate with respect to single-family mortgage loans.

The extent of the effect of the Act on the average lives and delinquency rates of the mortgage loans, however, cannot be predicted.

Enforceability of Late Fees and Prepayment Fees

           The forms of mortgage note, mortgage and deed of trust used by the servicers may contain provisions obligating the borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees, to the extent permitted by law and not waived by the servicers, unless otherwise specified in a prospectus supplement, will generally be retained by the related servicer as additional servicing compensation.

           Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate borrowers who are suffering from temporary financial disability. In some cases, courts have limited the right of lenders to foreclose if the default under the security instrument is not monetary, such as the borrower failing to adequately maintain the mortgaged premises or the borrower executing a second mortgage or deed of trust affecting the mortgaged premises. In other cases, courts have been faced with the issue whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust receive notices in addition to the statutorily prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

Consumer Protection Laws

           A number of federal and state laws and regulations related to residential mortgage refinance transactions contain stringent limits on interest rates and origination fees, and impose detailed disclosure requirements. In some instances, any violations of these laws and regulations by the originator of the loan could cause any affected loan to be unenforceable, or give the borrower the right to rescind or cancel the loan transaction. Any affected loan would have a significantly increased risk of default or prepayment.


                                  THE DEPOSITOR

           The depositor was incorporated in Virginia on May 6, 1996. It is a wholly owned, limited-purpose direct or indirect financing subsidiary of Saxon Capital, Inc., a Virginia corporation. None of Saxon Capital, Inc., Saxon Mortgage, Inc., their affiliates or the depositor has guaranteed, or is otherwise obligated with respect to, the certificates of any series. The principal executive offices of the depositor are located at 4880 Cox Road, Glen Allen, Virginia 23060, and the telephone number of the depositor is (804) 967-7400. The depositor was formed solely for the purpose of facilitating the financing and sale of mortgage assets and other related assets. It does not intend to engage in any business or investment activities other than issuing and selling securities secured primarily by, or evidencing interests in, mortgage assets and other related assets and taking particular actions with respect to those assets. The depositor's Articles of Incorporation limit the depositor's business to the foregoing and place certain other restrictions on the depositor's activities.


                                 USE OF PROCEEDS

           Substantially all the net proceeds from the sale of the certificates of each series will be applied by the depositor to purchase the mortgage assets assigned to the trust underlying the series and to fund any pre-funding account.


                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

           The following discussion is the opinion of McKee Nelson LLP concerning the material federal income tax consequences of the purchase, ownership, and disposition of certificates. This discussion is based on authorities that are subject to change or differing interpretations. Any such change or differing interpretation could be applied retroactively. No rulings have been or will be sought from the IRS with respect to any of the matters discussed below and no assurance can be given that the view of the IRS with respect to those matters will not differ from that described below.

           This discussion is directly solely to certificateholders that hold certificates as capital assets within the meaning of section 1221 of the Code. The discussion does not, however, purport to cover all federal income tax consequences applicable to particular investors, some of which may be subject to special rules, including insurance companies, tax-exempt organizations, financial institutions or broker-dealers and holders that will hold the certificates as other than capital assets.

           The discussion does not address the state or local tax consequences of the purchase, ownership and disposition of certificates. We recommend that you consult your own tax adviser in determining the federal, state, local, or other tax consequences to them of the purchase, ownership and disposition of the certificates.

           The discussion addresses certificates of three general types:

           o    REMIC certificates,

           o    FASIT certificates,

           o trust certificates issued by trusts for which a REMIC or FASIT election is not made.

           The prospectus supplement for each series of certificates will indicate whether a REMIC or FASIT election or elections will be made for the trust and, if a REMIC or FASIT election is to be made, will identify all regular interests and residual interests in the REMIC or all regular interests, high-yield interests, or ownership interests in the FASIT. As used in this section and the "ERISA Considerations" section of this prospectus, Code means the Internal Revenue Code of 1986, as amended, and IRS means the Internal Revenue Service.

REMIC Certificates

           With respect to each series of REMIC certificates representing interests in all or a portion of a trust, McKee Nelson LLP, special counsel for the depositor, will deliver its opinion concluding that, assuming there is ongoing compliance by all parties with all provisions of the related trust agreement, the trust will comprise one or more REMICs and the classes of interests offered will be considered to be regular interests or residual interests in a REMIC within the meaning of the Code.

            A REMIC may issue one or more classes of regular interests and must issue one and only one class of residual interest. A REMIC certificate representing a regular interest in a REMIC will be referred to as a "REMIC regular certificate" and a REMIC certificate representing a residual interest in a REMIC will be referred to as a "REMIC residual certificate."

           If an entity elects to be treated as a REMIC but fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the entity will not qualify as a REMIC for such year and thereafter. In this event, the entity may be subject to taxation as a separate corporation, and the certificates issued by the entity may not be accorded the status described below under "-- Status of REMIC Certificates." In the case of an inadvertent termination of REMIC status, the Treasury Department has authority to issue regulations providing relief; however, sanctions, such as the imposition of a corporate tax on all or a portion of the entity's income for the period during which the requirements for REMIC status are not satisfied, may accompany any such relief.

           Taxation of REMIC Regular Certificates. Except as otherwise stated in this discussion, the REMIC regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC. You must include interest accrued on a REMIC regular certificate in income under the accrual method of accounting regardless of the method of accounting you otherwise use for tax purposes.

           Original Issue Discount. Certain REMIC regular certificates may be issued with original issue discount within the meaning of section 1273(a) of the Code. If you hold REMIC regular certificates issued with original issue discount you will be required to include original issue discount in income as it accrues, in accordance with a constant yield method that takes into account the compounding of interest, in advance of the receipt of the cash attributable to such income. You will receive reports annually, or more frequently if required, with respect to the original issue discount accruing on the REMIC regular certificates as may be required under section 6049 of the Code and the regulations thereunder. See "-- Reporting and Other Administrative Matters of REMICs."

           Rules governing original issue discount are set forth in sections 1271 through 1273 and 1275 of the Code and in the regulations thereunder (the "OID Regulations"). Section 1272(a)(6) provides special original issue discount rules applicable to REMIC regular certificates. The OID Regulations do not address all issues presented by debt instruments subject to Code Section 1272(a)(6).

           Section 1272(a)(6) requires that a mortgage prepayment assumption be used in computing the accrual of original issue discount on REMIC regular certificates and for certain other federal income tax purposes. The prepayment assumption is to be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The Conference Committee Report to the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations should provide that the prepayment assumption, if any, used with respect to a particular transaction must be the same as that used by the parties in pricing the transaction. In reporting original issue discount, a prepayment assumption consistent with this standard will be used. Nevertheless, the depositor does not make any representation that prepayment will in fact be made at the rate reflected in the prepayment assumption or at any other rate. You must make your own decision as to the appropriate prepayment assumption to be used in deciding to purchase any of the REMIC regular certificates. The prospectus supplement with respect to a series of REMIC certificates will disclose the prepayment assumption to be used in reporting original issue discount, if any, and for certain other federal income tax purposes.

           The total amount of original issue discount on a REMIC regular certificate is the excess of the stated redemption price at maturity of the REMIC regular certificate over its "issue price." Except as discussed in the following two paragraphs, in general, the issue price of a particular class of REMIC regular certificates will be the price at which a substantial amount thereof are first sold to the public, excluding bond houses and brokers. The stated redemption price at maturity of a REMIC regular certificate is equal to the total of all payments to be made on such certificate other than qualified stated interest.

           If a REMIC regular certificate is sold with accrued interest that relates to a period prior to the closing date of the REMIC regular certificate, the amount paid for the accrued interest will be treated instead as increasing the issue price of the REMIC regular certificate. In addition, that portion of the first interest payment in excess of interest accrued from the closing date to the first distribution date will be treated for federal income tax reporting purposes as includible in the stated redemption price at maturity of the REMIC regular certificates, and as excludable from income when received as a payment of interest on the first distribution date, except to the extent of any accrued market discount as of that date. The OID Regulations provide, however, that you may treat pre-issuance accrued interest as a separate asset whose cost is recovered entirely out of interest paid on the first distribution date.

           Under the OID Regulations, qualified stated interest is interest that is unconditionally payable at least annually during the entire term of the certificate at either a fixed rate or a variable rate. Although not free from doubt, unless the prospectus supplement for a series indicates otherwise, the trustee for each series will treat all stated interest on the certificates as qualified stated interest.

           Original issue discount on a REMIC regular certificate will be considered to be zero if it is less than 0.25% of the stated redemption price at maturity of the REMIC regular certificate multiplied by the number of complete years to its weighted average maturity. Although not free from doubt, the trustee for each series will take into account the prepayment assumption in computing the weighted average maturity of a certificate for purposes of determining whether any certificate has de minimis OID.

           The OID Regulations generally treat de minimis original issue discount as includible in income as each principal payment is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding principal balance of the REMIC regular certificate. The OID Regulations also permit a certificateholder to elect to accrue de minimis original issue discount, together with stated interest, market discount and original issue discount, into income currently based on a constant yield method. See "-- Market Discount" and "-- Premium."

           Each holder of a REMIC regular certificate must include in gross income the sum of the daily portions of original issue discount on its REMIC regular certificate for each day during its taxable year on which it held such REMIC regular certificate. For this purpose, in the case of an original holder of a REMIC regular certificate, a calculation will first be made of the portion of the original issue discount that accrued during each accrual period, generally each period that ends on a date that corresponds to a distribution date on the REMIC regular certificate and begins on the first day following the immediately preceding accrual period, or in the case of the first such period, begins on the closing date. For any accrual period, this portion will equal the excess of :

           (1) the sum of (A) the present value of all the distributions remaining to be made on the REMIC regular certificate, as of the end of the accrual period, that are included in the stated redemption price at maturity and (B) the sum of distributions made on the REMIC regular certificate during the accrual period of amounts included in the stated redemption price at maturity, over

           (2) the adjusted issue price of such REMIC regular certificate at the beginning of the accrual period.

The present value of the remaining distributions referred to in clause (1)(A) of the preceding sentence will be calculated based on (1) the yield to maturity of the REMIC regular certificate, calculated as of the closing date, giving effect to the prepayment assumption, (2) events, including actual prepayments, that have occurred prior to the end of the accrual period and (3) the prepayment assumption. The adjusted issue price of a REMIC regular certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of original issue discount with respect to the REMIC regular certificate that accrued in prior accrual periods, and reduced by the amount of any distributions made on the REMIC regular certificate in prior accrual periods of amounts included in the stated redemption price at maturity.

           The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount for each day. With respect to an accrual period between the closing date and the first distribution date that is shorter than a full accrual period, the OID Regulations permit the daily portions of original issue discount to be determined according to any reasonable method.

           A subsequent purchaser of a REMIC regular certificate that purchases such REMIC regular certificate at a cost, not including payment for accrued qualified stated interest, less than its remaining stated redemption price at maturity will also be required to include in gross income, for each day on which it holds such REMIC regular certificate, the daily portions of original issue discount with respect to such REMIC regular certificate If your cost exceeds the adjusted issue price, then you have purchased the REMIC regular certificate at an acquisition premium and you can reduce the amount of original issued discount you accrue in any accrual period to reflect the acquisition premium. For any accrual period, the amount of the reduction equals the product of the original issue discount accrued in the period and a fraction, the numerator of which is the acquisition premium you paid and the denominator of which is the amount of original issue discount remaining to be accrued at the time you purchased the REMIC regular certificate.

           There is uncertainty concerning the application of section 1272(a)(6) of the Code and the OID Regulations to REMIC regular certificates bearing interest at one or more variable rates. In the absence of other authority, the provisions of the OID Regulations governing variable rate debt instruments will be used as a guide in adapting the provisions of section 1272(a)(6) to such certificates for the purpose of preparing reports furnished to certificateholders. Generally, under the OID regulations, the REMIC regular certificate is assumed to bear interest at a fixed rate for purposes of determining the yield to maturity of the REMIC regular certificate. regular certificates. If the interest paid or accrued with respect to a Multiple Variable Rate certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment, to interest or original issue discount, as applicable, to the certificateholder's taxable income for the taxable period or periods to which such difference relates.

           Market Discount. The purchaser of a REMIC regular certificate at a market discount -- that is, at a purchase price less than the stated redemption price at maturity (or, in the case of a REMIC regular certificate issued with original issue discount, the REMIC regular certificate's adjusted issue price (as defined under "REMIC Certificates -- Original Issue Discount")) -- will recognize market discount upon receipt of each payment of principal. In particular, the holder will generally be required to allocate each payment of principal on a REMIC regular certificate first to accrued market discount and to recognize ordinary income to the extent the principal payment does not exceed the aggregate amount of accrued market discount on the REMIC regular certificate not previously included in income. The market discount must be included in income in addition to any original issue discount includible in income.

           A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. The election, if made, will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a certificateholder to elect to accrue all interest and discount, including de minimis market or original issue discount, reduced by any premium, in income as interest, based on a constant yield method. If an election is made, the certificateholder is deemed to have made an election to include on a current basis market discount in income with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium is deemed to have made an election to amortize bond premium, as described below, with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. A taxpayer may not revoke an election to accrue interest, discount and premium on a constant yield method without the consent of the IRS.

           Under a statutory de minimis exception, market discount with respect to a REMIC regular certificate will be considered to be zero for purposes of sections 1276 through 1278 of the Code if it is less than 0.25% of the stated redemption price at maturity of such REMIC regular certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting the de minimis rule with respect to original issue discount, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same principle will be applied in determining whether market discount is de minimis. It appears that de minimis market discount on a REMIC regular certificate would be treated in a manner similar to de minimis original issue discount. See "REMIC certificates -- Original Issue Discount." Such treatment would result in de minimis market discount being included in income at a slower rate than market discount would be required to be included using the method described in the preceding paragraph.

           The Treasury Department is authorized to issue regulations providing for the method for accruing market discount of more than a de minimis amount on debt instruments the principal of which is payable in more than one installment. Nevertheless, no such regulations have been issued. Until regulations are issued, certain rules described in the Committee Report might apply. Under those rules, the holder of a REMIC regular certificate purchased with more than de minimis market discount may elect to accrue such market discount either on the basis of a constant yield method or on the basis of the appropriate proportionate method described below. Under the proportionate method for obligations issued with original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount multiplied by (ii) a fraction the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the period. The prepayment assumption, if any, used in calculating the accrual of original issue discount should be used in calculating the accrual of market discount. Under the proportionate method for obligations issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount multiplied by (ii) a fraction the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. Because regulations have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC regular certificate purchased at a discount in the secondary market.

           A certificateholder generally will be required to treat a portion of any gain on sale or exchange of a REMIC regular certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods less market discount previously reported as ordinary income as distributions in reduction of the stated redemption price at maturity were received. See "-- Sales of REMIC Certificates" below. A certificateholder may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such REMIC regular certificate. Any such deferred interest expense, in general, is allowed as a deduction not later than the year in which the related market discount income is recognized. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest expense deferral rule described above will not apply.

           Premium. A REMIC regular certificate purchased at a cost, not including payment for accrued qualified stated interest, greater than its remaining stated redemption price at maturity will be considered to be purchased at a premium. The holder of such a REMIC regular certificate may elect to amortize such premium under the constant yield method. The OID Regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally, as described above. The Committee Report indicates a Congressional intent that the same rules that apply to accrual of market discount on installment obligations also apply in amortizing premium under Code Section 171 on installment obligations such as the REMIC regular certificates.

           Treasury regulations concerning amortization of premium ("the Premium Regulations") describe the constant yield method under which premium is amortized and provide that the resulting offset to interest income may be taken into account only as a certificateholder takes the corresponding interest income into account under the holder's regular accounting method. In the case of instruments that may be called or repaid prior to maturity, the Premium Regulations provide that the premium is calculated by assuming that the issuer will exercise its redemption rights in the manner that maximizes the certificateholder's yield and the certificateholder will exercise its option in a manner that maximizes the certificateholder's yield. The Premium Regulations do not apply to debt instruments subject to section 1272(a)(6) of the Code. Nevertheless, if a certificateholder elects to amortize premium for the taxable year containing the effective date of March 2, 1998, the Premium Regulations will apply to all the certificateholder's debt instruments held on or after the first day of that taxable year.

           Treatment of Subordinated Certificates. REMIC regular certificates may include one or more classes of subordinated certificates. Holders of subordinated certificates will be required to report income with respect to such certificates on the accrual method without giving effect to delays and reductions in distributions attributable to defaults or delinquencies on any mortgage loans, except possibly, in the case of income that constitutes qualified stated interest, to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a certificateholder of a subordinated certificate in any period could exceed the amount of cash distributed to such certificateholder in that period.

           Although not entirely clear, it appears that: (a) a holder who holds a subordinated REMIC regular certificate in the course of a trade or business or a corporate holder generally should be allowed to deduct as an ordinary loss any loss sustained on account of its partial or complete worthlessness and (b) a noncorporate holder who does not hold a subordinated REMIC regular certificate in the course of a trade or business generally should be allowed to deduct as a short-term capital loss any loss sustained on account of its complete worthlessness. Special rules are applicable to banks and thrift institutions. Holders of subordinated certificates should consult their own tax advisers regarding the appropriate timing, character and amount of any loss sustained with respect to subordinated certificates.

           Status of REMIC Certificates. Unless otherwise stated in the prospectus supplement relating to a particular series of REMIC certificates, REMIC certificates held by a domestic building and loan association will constitute a "loans secured by interests in real property" within the meaning of section 7701(a)(19)(C)(xi) of the Code; REMIC certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(5)(B); any amount includible in gross income with respect to the REMIC certificates will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B); and REMIC certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of section 582(c)(1).

           Taxation of REMlC Residual Certificates. If you own a REMIC residual certificate ("Residual Owner") you generally will be required to report the daily portion of the taxable income or, subject to the limitation described below in "Basis Rules and Distributions", the net loss of the REMIC for each day during a calendar quarter that you owned the REMIC residual certificate. For this purpose, the daily portion will be determined by allocating to each day in the calendar quarter, using a 30 days per month/90 days per quarter/360 days per year counting convention, a ratable portion of the taxable income or net loss of the REMIC for the quarter. The daily portions will then be allocated among the Residual Owners in accordance with their percentage of ownership. Any amount included in the gross income of, or allowed as a loss to, any Residual Owner by virtue of the rule referred to in this paragraph will be treated as ordinary income or loss. Taxable income from Residual certificates may exceed cash distributions with respect thereto in any taxable year.

           The tax treatment of any payments made by a transferor of a REMIC residual certificate to a transferee to induce the transferee to acquire the REMIC residual certificate is unclear. Such payments may be taken into account in determining the income of such holder. Alternatively, a holder may take another position. Because of the uncertainty concerning the treatment of such payments, Residual Owners should consult their tax advisers concerning the treatment of such payments for income tax purposes.

           Taxable Income or Net Loss of the REMIC Mortgage Pool. Generally, a REMIC determines its taxable income or net loss for a given calendar quarter the same manner as would an individual having the calendar year as his taxable year and using the accrual method of accounting, with certain modifications. There are, however, certain modifications. First, a deduction is allowed for accruals of interest, including original issue discount, on the REMIC regular certificates. Second, market discount equal to the excess of any qualified mortgage's adjusted issue price (as determined under "-- REMIC Certificates -- Market Discount", and "--Premium") over its fair market value at the time of its transfer to the REMIC mortgage pool generally will be included in income as it accrues, based on a constant yield method and on the prepayment assumption. For this purpose, the fair market value of the mortgage loans will be treated as being equal to the aggregate issue prices of the REMIC regular certificates and

REMIC residual certificates. If one or more classes of REMIC regular certificates or REMIC residual certificates are retained by the depositor, the value of such retained interests will be estimated in order to determine the fair market value of the qualified mortgages for this purpose. Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "-- Prohibited Transactions and Other Possible REMIC Taxes") is taken into account. Fourth, the REMIC mortgage pool generally may deduct only items that would be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2) of the Code. Fifth, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 does not apply at the REMIC mortgage pool level to investment expenses such as trustee fees or the servicing fees paid to the master servicer or sub-servicers, if any. See, however, "-- Pass through of Servicing Fees". If the deductions allowed to the REMIC mortgage pool exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC mortgage pool for that calendar quarter.

           Basis Rules and Distributions. A Residual Owner will not include any distribution by a REMIC mortgage pool in gross income to the extent it is less than the adjusted basis of such Residual Owner's interest in a REMIC residual certificate. The distribution will reduce the adjusted basis of such interest, but not below zero. To the extent a distribution exceeds the adjusted basis of the REMIC residual certificate, it will be treated as gain from the sale of the REMIC residual certificate. See "-- Sales of REMIC Certificates." The adjusted basis of a REMIC residual certificate is equal to the amount paid for the REMIC residual certificate, increased by amounts included in the income of the Residual Owner and decreased by distributions and by net losses taken into account with respect to such interest.

           A Residual Owner is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such Residual Owner's adjusted basis in its REMIC residual certificate as of the close of such calendar quarter, determined without regard to such net loss. Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used by that Residual Owner to offset income from the REMIC residual certificate.

           The effect of these basis and distribution rules is that a Residual Owner may not amortize its basis in a REMIC residual certificate but may only recover its basis through distributions, through the deduction of any net losses of the REMIC mortgage pool or upon the sale of its REMIC residual certificate. See "-- Sales of REMIC Certificates."

           Excess Inclusions. Excess inclusions with respect to a REMIC residual certificate are subject to special tax rules. With respect to a Residual Owner, the excess inclusion for any calendar quarter is defined as the excess of the daily portions of taxable income over the sum of the "daily accruals" for each day during such quarter that the Residual Owner held such REMIC residual certificate. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120 percent of the long-term "applicable federal rate," generally, an average of current yields on Treasury securities of comparable maturity, and hereafter the "AFR," in effect at the time of issuance of the REMIC residual certificate. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter is the issue price of the REMIC residual certificate, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to such REMIC residual certificate before the beginning of such quarter. The issue price of a REMIC residual certificate is
(a) if it is publicly offered, the initial offering price to the public, excluding sales to bond houses and brokers, at which a substantial amount of the REMIC residual certificates were sold, or (b) if it is not publicly offered, its fair market value on the pricing date when the prices of the REMIC regular certificates are fixed.

           For Residual Owners, an excess inclusion may not be offset by deductions, losses or loss carryovers. For Residual Owners that are subject to tax on unrelated business taxable income (as defined in section 511 of the Code), an excess inclusion is treated as unrelated business taxable income. For Residual Owners that are nonresident alien individuals or foreign corporations generally subject to United States withholding tax, even if interest paid to such Residual Owners is generally eligible for exemptions from such tax, an excess inclusion will be subject to such tax and no tax treaty rate reduction or exemption may be claimed with respect thereto. See "--Foreign Investors in REMIC Certificates."

           Alternative minimum taxable income for a Residual Owner is determined without regard to the special rule that taxable income may not be less than excess inclusions and may not be less than the excess inclusions for the year. Alternative minimum taxable income cannot, however, be less than the sum of a Residual Owner's excess inclusions for the year. The amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

           Noneconomic REMIC Residual Certificates. Transfers of "noneconomic" REMIC residual certificates are disregarded for all federal income tax purposes if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax. If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such noneconomic REMIC residual certificate. A REMIC residual certificate is noneconomic for this purpose unless, at the time of its transfer and based on the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents: (1) the present value of the expected future distributions (discounted using the AFR) on the REMIC residual certificate equals at least the product of the present value of the anticipated excess inclusions and the highest tax rate applicable to corporations for the year of the transfer and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC residual certificates will be subject to certain restrictions under the terms of the related trust agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee.

           Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC residual certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules, which would result in the retention of tax liability by such purchaser. The applicable prospectus supplement will disclose whether offered REMIC residual certificates may be considered noneconomic residual interests; provided, however, that any disclosure that a REMIC residual certificate will or will not be considered noneconomic will be based upon certain assumptions, and the depositor will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules or that a Residual Owner will receive distributions calculated pursuant to such assumptions. See "-- Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC residual certificates to foreign persons.

           Treasury regulations provide for a safe harbor for transfers of REMIC Residual Certificates and if the safe harbor is satisfied, the transfer is presumed to be a valid transfer that will be respected for federal income tax purposes. To qualify under the safe harbor set out in the regulations, the transferor must perform a reasonable investigation of the financial status of the transferee and determine that the transferee has historically paid its debts as they come due and find no evidence to indicate that the transferee will not continue to pay its debts as they come due, and the transferor must obtain a representation from the transferee to the effect that the transferee understands that as the holder of the REMIC residual certificate the transferee will recognize taxable income in excess of cash flow and that the transferee intends to pay taxes on the income as those taxes become due.

           The IRS, in Rev. Proc. 2001-12, 2001-3 IRB 335, adopted two additional elements for qualification under the safe harbor that apply in the alternative. Under the first alternative, in addition to the two elements described above, the transferor must ensure that the inducement payment made to the transferee at least equals (i) the sum of the present values of any distributions to be made on the REMIC residual certificate and the tax savings associated with holding the REMIC residual certificate as it generates losses, minus (2) the present value of the tax liability associated with holding the REMIC residual certificate as its generates taxable income. For purposes of the present value calculations, the revenue procedure says to assume the transferee pays tax at the highest corporate rate and to use as the AFR as the discount rate. A lower rate is allowed, however, if the transferee can demonstrate that it regularly borrows substantial funds in the course of its trade or business at lower rates.

           Under the second alternative, in addition to the two elements described above, the transferee must be a domestic "C" corporation having gross assets of more than $100 million and net assets of more than $10 million and that domestic "C" corporation must represent that it will only transfer the residual interest to another domestic "C" corporation. To qualify under this alternative, the facts and circumstances at the time of transfer cannot reasonably indicate that the taxes associated with holding the REMIC residual certificate will not be paid. Moreover, the transferee cannot by a foreign branch of a domestic "C" corporation that would be subject to tax on a net basis in the foreign jurisdiction on the income associated with the REMIC regular certificate.

           If you hold a REMIC residual certificate, we recommend that you consult your tax advisor concerning the above-described safe harbor rules before undertaking a transfer of the REMIC residual certificate.

           Tax-Exempt Investors. Tax-exempt organizations, including employee benefit plans, that are subject to tax on unrelated business taxable income, as defined in section 511 of the Code, will be subject to tax on any excess inclusions attributed to them as owners of Residual certificates. Excess inclusion income associated with a Residual certificate may significantly exceed cash distributions with respect thereto. See "-- Excess Inclusions."

           Generally, tax-exempt organizations that are not subject to federal income taxation on unrelated business taxable income pursuant to section 511 of the Code are treated as disqualified organizations. Under provisions of the agreement, such organizations generally are prohibited from owning Residual certificates. See "-- Sales of REMIC Certificates."

           Mark-to-Market Rules. Section 475 of the Code generally requires that securities dealers include securities in inventory at their fair market value, recognizing gain or loss as if the securities were sold at the end of each tax year. The Treasury regulations provide that a REMIC residual certificate is not treated as a security and thus may not be marked to market.

           Sales of REMIC Certificates. If a REMIC certificate is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal the cost of such REMIC regular certificate to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to such REMIC regular certificate and reduced by premium amortization deductions and distributions previously received by the seller of amounts included in the stated redemption price at maturity of such REMIC regular certificate. The adjusted basis of a REMIC residual certificate will be determined as described under "-- Basis Rules and Distributions." Gain from the disposition of a REMIC regular certificate that might otherwise be treated as a capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess of (1) the amount that would have been includible in such holder's income had income accrued at a rate equal to 110% of the AFR as of the date of purchase over (2) the amount actually includible in such holder's income. Except as otherwise provided under "-- Market Discount" and "-- Premium" and under section 582(c) of the Code, any additional gain or any loss on the sale or exchange of a REMIC certificate will be capital gain or loss, provided such REMIC certificate is held as a capital asset (generally, property held for investment) within the meaning of section 1221.

           All or a portion of any gain from the sale of a REMIC certificate that might otherwise be capital gain may be treated as ordinary income (1) if such certificate is held as part of a "conversion transaction" as defined in section 1258(c) of the Code, up to the amount of interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate AFR in effect at the time the taxpayer entered into the transaction reduced by any amount treated as ordinary income with respect to any prior disposition or other termination of a position that was held as part of such transaction or (2) in the case of a noncorporate taxpayer that has made an election under section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates.

           If a Residual Owner sells a REMIC residual certificate at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual certificate, the Residual Owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) of the Code) comparable to a residual interest in a REMIC. Such disallowed loss will be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While the Committee Report states that this rule may be modified by Treasury regulations, the REMIC Regulations do not address this issue and it is not clear whether any such modification will in fact be implemented or, if implemented, what its precise nature or effective date would be.

           Transfers of a REMIC residual certificate to certain disqualified organizations are subject to an additional tax on the transferor in an amount equal to the maximum corporate tax rate applied to the present value (using a discount rate equal to the AFR) of the total anticipated excess inclusions with respect to such residual interest for the periods after the transfer. For this purpose, disqualified organizations include the United States, any state or political subdivision of a state, any foreign government or international organization or any agency or instrumentality of any of the foregoing; any tax-exempt entity (other than a section 521 cooperative) which is not subject to the tax on unrelated business income; and any rural electrical or telephone cooperative. The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on events that have occurred up to the time of such transfer, the prepayment assumption, and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. The tax generally is imposed on the transferor of the REMIC residual certificate, except that it is imposed on an agent for a disqualified organization if the transfer occurs through such agent. The agreement requires, as a prerequisite to any transfer of a residual certificate, the delivery to the trustee of an affidavit of the transferee to the effect that it is not a disqualified organization and contains other provisions designed to render any attempted transfer of a residual certificate to a disqualified organization void.

           In addition, if a pass through entity includes in income excess inclusions with respect to a REMIC residual certificate, and a disqualified organization is the record holder of an interest in such entity at any time during any taxable year of such entity, then a tax will be imposed on the entity equal to the product of (1) the amount of excess inclusions on the REMIC residual certificate for such taxable year that are allocable to the interest in the pass through entity held by such disqualified organization and (2) the highest marginal federal income tax rate imposed on corporations. A pass through entity will not be subject to this tax for any period, however, if the record holder of an interest in such entity furnishes to such entity (1) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (2) a statement under penalties of perjury that such record holder is not a disqualified organization. For these purposes, a pass through entity means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass through entity as a nominee for another person shall, with respect to such interest, be treated as a pass through entity. Moreover, in the case of any electing large partnership, within the meaning of section 775 of the Code, all record holders are considered to be disqualified organizations so that the partnership itself will be subject to tax on the excess inclusions and such excess inclusions are excluded in determining partnership income.

           Pass through of Servicing Fees. In general, Residual Owners take into account taxable income or net loss of the related REMIC. Consequently, expenses of the REMIC mortgage pool to service providers, such as servicing compensation of the master servicer and the servicers, will be allocated to the holders of the REMIC residual certificates, and therefore will not affect the income or deductions of holders of REMIC regular certificates. In the case of a single-class REMIC (as described below), however, such expenses and an equivalent amount of additional gross income will be allocated among all holders of REMIC regular certificates and REMIC residual certificates for purposes of the limitations on the deductibility of certain miscellaneous itemized deductions by individuals contained in sections 56(b)(1) and 67 of the Code. Generally, any holder of a REMIC residual certificate and any holder of a REMIC regular certificate issued by a "single-class REMIC" who is an individual, estate or trust (including such a person that holds an interest in a pass through entity holding such a REMIC certificate) are permitted to deduct such expenses in determining regular taxable income only to the extent that such expenses together with certain other miscellaneous itemized deductions of such individual, estate or trust exceed 2% of adjusted gross income; such a holder may not deduct such expenses to any extent in determining liability for alternative minimum tax. Accordingly, REMIC residual certificates, and REMIC regular certificates receiving an allocation of servicing compensation, may not be appropriate investments for individuals, estates or trusts.

           A single-class REMIC is a REMIC that either (i) would be treated as an investment trust under the provisions of Treasury Regulation section 301.7701-4(c) in the absence of a REMIC election or (ii) is substantially similar to such an investment trust and is structured with the principal purpose of avoiding the allocation of investment expenses to holders of REMIC regular certificates. The master servicer intends (subject to certain exceptions which, if applicable, will be stated in the applicable prospectus supplement) to treat each REMIC mortgage pool as other than a single-class REMIC, consequently allocating servicing compensation expenses and related income amounts entirely to REMIC residual certificates.

           Prohibited Transactions and Other Possible REMIC Taxes. A REMIC is subject to tax at a rate of 100% on the net income the REMIC derives from prohibited transactions. In general, a prohibited transaction means the disposition of a qualified mortgage other than pursuant to certain specified exceptions, the receipt of income from a source other than a qualified mortgage or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the REMIC certificates. The Code also imposes a 100% tax on the value of any contribution of assets to the REMIC after the closing date other than pursuant to specified exceptions, and subjects net income from foreclosure property to tax at the highest corporate rate. We do not anticipate that any REMIC in which we will offer certificates will engage in any such transactions or receive any such income.

           Termination of a REMIC Mortgage Pool. In general, no special tax consequences will apply to a holder of a REMIC regular certificate upon the termination of the REMIC mortgage pool by virtue of the final payment or liquidation of the last mortgage asset remaining in the REMIC mortgage pool. If a Residual Owner's adjusted basis in its REMIC residual certificate at the time such termination occurs exceeds the amount of cash distributed to such Residual Owner in liquidation of its interest, then, although the matter is not entirely free from doubt, it appears that the Residual Owner would be entitled to a loss (which could be a capital loss) equal to the amount of such excess.

           Reporting and Other Administrative Matters of REMICs. Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. Certain holders of REMIC regular certificates that are generally exempt from information reporting on debt instruments, such as corporations, banks, registered securities or commodities brokers, real estate investment trusts, registered investment companies, common trust funds, charitable remainder annuity trusts and unitrusts, will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the Treasury regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request.

           The REMIC regular certificate information reports must include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports must include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC regular certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC mortgage pool may not have, it appears that this provision will only require information pertaining to the appropriate proportionate method of accruing market discount.

           Backup Withholding with Respect to REMIC Certificates. Distribution of interest and principal on REMIC regular certificates, as well as payment of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under section 3406 of the Code if recipients fail to furnish certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient that is required to supply information but that does not do so in the manner required.

           Foreign Investors in REMIC Certificates. Except as qualified below, payments made on a REMIC regular certificate to a REMIC regular certificateholder that is not a U.S. Person, as hereinafter defined (a "Non-U.S. Person"), or to a person acting on behalf of such a certificateholder, generally will be exempt from U.S. federal income and withholding taxes, provided that (1) the holder of the certificate is not subject to U.S. tax as a result of a connection to the United States other than ownership of such certificate, (2) the holder of such certificate signs a statement under penalties of perjury that certifies that such holder is a Non-U.S. Person, and provides the name and address of such holder and (3) the last U.S. Person in the chain of payment to the holder receives such statement from such holder or a financial institution holding on its behalf and does not have actual knowledge that such statement is false. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a withholding tax rate of 30 percent, subject to reduction under an applicable tax treaty.

           "U.S. Person" means (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons having authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

           Holders of REMIC regular certificates should be aware that the IRS may take the position that exemption from U.S. withholding taxes does not apply to such a holder that also directly or indirectly owns 10 percent or more of the REMIC residual certificates. Further, the foregoing rules will not apply to exempt a United States shareholder (as such term is defined in section 951 of the Code) of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest or original issue discount income earned by such controlled foreign corporation.

           Amounts paid to a Residual Owner that is a Non-U.S. Person generally will be treated as interest for purposes of applying the withholding tax on Non-U.S. Persons with respect to income on its REMIC residual certificate. It is unclear, however, whether distributions on REMIC residual certificates will be eligible for the general exemption from withholding tax that applies to REMIC regular certificates as described above. Treasury regulations provide that, for purposes of the portfolio interest exception, payments to the foreign owner of a REMIC residual certificate are to be considered paid on the obligations held by the REMIC, rather than on the certificate itself. Such payments will thus only qualify for the portfolio interest exception if the underlying obligations held by the REMIC mortgage pool would so qualify. Such withholding tax generally is imposed at a rate of 30 percent but is subject to reduction under any tax treaty applicable to the Residual Owner. Nevertheless, there is no exemption from withholding tax nor may the rate of such tax be reduced, under a tax treaty or otherwise, with respect to any distribution of income that is an excess inclusion. Although no regulations have been proposed or adopted addressing withholding on residual interests held by Non-U.S. Persons, the provisions of the REMIC Regulations, relating to the transfer of residual interests to Non-U.S. Persons may be read to imply that withholding with respect to excess inclusion income is to be determined by reference to the amount of the excess inclusion income rather than to the amount of cash distributions. If the IRS were successfully to assert such a position, cash distributions on Residual certificates held by Non-U.S. Persons could be subject to withholding at rates as high as 100%, depending on the relationship of accrued excess inclusion income to cash distributions with respect to such Residual certificates. See "REMIC Certificates -- Excess Inclusions."

           Certain restrictions relating to transfers of REMIC residual certificates to and by investors who are Non-U.S. Persons are also imposed by the REMIC Regulations. First, transfers of REMIC residual certificates to a Non-U.S. Person that have tax avoidance potential are disregarded for all federal income tax purposes. If such transfer is disregarded, the purported transferor of such a REMIC residual certificate to a Non-U.S. Person continues to remain liable for any taxes due with respect to the income on such REMIC residual certificate. A transfer of a REMIC residual certificate has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects (1) that the REMIC will distribute to the transferee Residual certificateholder amounts that will equal at least 30 percent of each excess inclusion and (2) that such amounts will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. This rule does not apply to transfers if the income from the REMIC residual certificate is taxed in the hands of the transferee as income effectively connected with the conduct of a U.S. trade or business. Second, if a Non-U.S. Person transfers a REMIC residual certificate to a U.S. Person (or to a Non-U.S. Person in whose hands income from the REMIC residual certificate would be effectively connected) and the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, that transfer is disregarded for all federal income tax purposes and the purported Non-U.S. Person transferor continues to be treated as the owner of the REMIC residual certificate. Thus, the REMIC's liability to withhold 30% of the excess inclusions is not terminated even though the REMIC residual certificate is no longer held by a Non-U.S. Person.

           Treasury regulations may affect the United States taxation of foreign investors in REMIC certificates. The withholding regulations are generally effective for payments after December 31, 2000, regardless of the issue date of the REMIC certificate with respect to which such payments are made, subject to certain transition rules. The withholding regulations provide certain presumptions with respect to withholding for holders not providing the required certifications to qualify for the withholding exemption described above and have replaced a number of current tax certification forms with a single, restated form and standardize the period of time for which withholding agents could rely on such certifications. The withholding regulations also provide rules to determine whether, for purposes of United States federal withholding tax, interest paid to a Non-U.S. Person that is an entity should be treated as paid to the entity or those holding an interest in that entity.

FASIT Certificates

           General. With respect to a particular series of certificates, an election may be made to treat the trust or one or more trusts or segregated pools of assets therein as one or more FASITs within the meaning of section 860L of the Code. A trust or a portion or portions thereof as to which one or more FASIT elections will be made will be referred to as a "FASIT Pool." For purposes of this discussion, certificates of a series as to which one or more FASIT elections are made are referred to as "FASIT certificates" and will consist of one or more classes of "FASIT regular certificates" and one "Ownership Certificate" in the case of each FASIT Pool. Although the FASIT provisions of the Code became effective on September 1, 1997, no final Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of holders of FASIT certificates.

           Qualification as a FASIT requires ongoing compliance with certain conditions. With respect to each series of FASIT certificates, McKee Nelson LLP, special counsel for the depositor, will deliver its opinion concluding, assuming compliance with all provisions of the related trust agreement, each FASIT Pool will qualify as a FASIT. In such case, the FASIT regular certificates will be considered to be "regular interests" in the FASIT Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Ownership Certificate will be considered to be the "ownership interest" in the FASIT Pool, which generally is not treated as debt for tax purposes, but rather as representing ownership of the assets held in the FASIT pool subject to the debt represented by the FASIT regular certificates. The prospectus supplement for each series of certificates will indicate whether one or more FASIT elections with respect to the related trust will be made and will also address any material federal income tax consequences applicable to the holders of FASIT certificates.

           Status of FASIT Regular Certificates. Unless provided other wise in the applicable prospectus supplement, FASIT regular certificates held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on such certificates will be considered interest on mortgages on real property and FASIT regular certificates held by a domestic building and loan association will represent qualifying assets for purposes of the qualification requirements set forth in section 7701(a)(19) to the same extent that REMIC certificates would be so considered. See "-- REMIC Certificates -- Status as REMIC Certificates." In addition, FASIT Regular certificates held by a financial institution to which section 585 applies will be treated as evidences of indebtedness for purposes of Code Section

           Consequences of Disqualification. If a FASIT Pool fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxable as a corporation, or as a partnership. The FASIT Regular certificates could be treated as debt instruments for federal income tax purposes or as equity interests in the former FASIT. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

           Tax Treatment of FASIT Regular Certificates. As in the case of holders of REMIC regular certificates, holders of FASIT Regular certificates must report income from such certificates under an accrual method of accounting, even if they otherwise would have used another method. Moreover, the rules that pertain to the treatment of original issue discount, market discount, and premium on REMIC regular certificates also apply to the treatment of those items with respect to FASIT regular certificates. See""-- REMIC Certificates --Taxation of Regular Certificates -- Market Discount," and "--Premium."

           If a FASIT regular certificate is sold or exchanged, the holder generally will recognize gain or loss upon the sale in the same manner as that described for REMIC regular certificates. See "-- REMIC Certificates -- Taxation of Regular Certificates -- Sale or Exchange of Regular Certificates."

           Treatment of High-Yield Interests. Certain FASIT regular interests, referred to as "High-Yield Interests" are subject to special rules. The applicable prospectus supplement will identify those FASIT regular certificates, if any, that are High-Yield Interests. Generally, High-Yield Interests may be held only by domestic "C" corporations, other FASITs, and dealers in securities who hold such interests in inventory. If a securities dealer (other than a domestic "C" corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment or ceases to be a dealer, the dealer will become subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, the transfer of a High-Yield Interest to disqualified holder will be disregarded for federal income tax purposes, and the transferor will continue to be taxed as the holder of the High-Yield Interest.

           The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule under which corporate income tax could be imposed on income derived from a FASIT Regular certificate that is held by a pass through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular certificate and that have the same features as High-Yield Interests.

           Tax Treatment of Ownership Certificate. A FASIT is not subject to taxation. An Ownership Certificate represents the residual equity interest in a FASIT. As such, the holder of an Ownership Certificate determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT (other than those allocable to prohibited transactions as described below). In general, the character of the income to the holder of an Ownership Certificate will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of an Ownership Certificate is treated as ordinary income. In determining that taxable income, the holder of an Ownership Certificate must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular certificates issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, the holder of the Ownership Certificate is subject to the same limitations on its ability to use losses to offset income from the FASIT as are the Holders of High-Yield Interests. See "-- FASIT Certificates -- Treatment of High-Yield Interests."

           The holder of an Ownership Certificate will recognize gain, but not loss, upon the contribution of assets to a FASIT to support one or more FASIT regular certificates to the extent the value of the assets exceeds the Ownership Certificateholder's basis in those assets. Moreover, upon the transfer of mortgage loans to a FASIT Pool, value for purposes of the gain computation will be determined by reference to a formula set out in section 860I(c) that will likely overstate the true value of those mortgage loans. Any gain recognized will increase the Ownership Certificateholder's basis in the assets held in the FASIT Pool. The FASIT Ownership Certificateholder will not be allowed to use non-FASIT losses to offset the gain recognized.

           Rules similar to the wash sale rules applicable to REMIC residual certificates also will apply to Ownership Certificate. Accordingly, losses on dispositions of an Ownership Certificate generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other Ownership Certificate or, in the case of a FASIT holding mortgage assets, any interest in a taxable mortgage pool that is economically comparable to an Ownership Certificate.

           The Holder of an Ownership Certificate will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include:


           o the receipt of income derived from assets that are not permitted assets,

           o    certain dispositions of permitted assets,

           o the receipt of any income derived from any loan originated by a FASIT, and

           o in certain cases, the receipt of income representing a servicing fee or other compensation. Any FASIT Pool for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

           Backup Withholding, Reporting and Tax Administration. Holders of FASIT certificates will be subject to backup withholding to the same extent as Holders of REMIC certificates. See "-- REMIC Certificates -- Backup Withholding." For purposes of reporting and tax administration, Holders of FASIT certificates generally will be treated in the same manner as Holders of REMIC certificates.

Trust Certificates

           Classification of Trust Certificates. With respect to each series of trust certificates for which no REMIC or FASIT election is made and which are not subject to partnership treatment or debt treatment (without reference to the REMIC Provisions and the FASIT Provisions), McKee Nelson LLP, special counsel to the depositor, will deliver its opinion (unless otherwise limited by the related prospectus supplement) concluding that the arrangements pursuant to which the related trust will be administered and such trust certificates will be issued will be classified as a trust under applicable Treasury regulations and will not be taxable as a corporation and that each certificateholder will be an owner of the trust under the provisions of subpart E, Part I, of subchapter J of the Code.

           A trust certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related trust, together with interest thereon at a remittance rate (which may be less than, greater than, or equal to the net rate on the related mortgage assets) is referred to as a "trust fractional certificate" and a trust certificate representing an equitable ownership of all or a portion of the interest paid on each mortgage loan constituting the related trust (net of normal servicing fees) is referred to as a "trust interest certificate."

Characterization of Investments in Trust Certificates.

           Trust Fractional Certificates. Trust fractional certificates held by a thrift institution taxed as a "domestic building and loan association" will represent "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; trust fractional certificates held by a real estate investment trust will represent "real estate assets" within the meaning of section 856(c)(5)(B) and interest on trust fractional certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(5)(B) of the Code; and trust fractional certificates acquired by a REMIC in accordance with the requirements of section 860G (a)(3)(A)(i) and (ii) or section 860G(a)(4)(B) will be treated as qualified mortgages within the meaning of section 860D(a)(4).

           Trust Interest Certificates. Although there appears to be no policy reason not to accord to Trust Interest certificates the treatment described above for trust fractional certificates, there is no authority addressing such characterization for instruments similar to trust Interest certificates. Consequently, it is unclear to what extent, if any, (1) a trust Interest certificate owned by a domestic building and loan association within the meaning of section 7701 (a) (19) of the Code will be considered to represent "loans . .
 . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v); and (2) a real estate investment trust which owns a trust Interest certificate will be considered to own real estate assets within the meaning of section 856(c)(5)(B), and interest income thereon will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B). Prospective purchasers to which such characterization of an investment in trust Interest certificates is material should consult their own tax advisers regarding whether the trust Interest certificates, and the income therefrom, will be so characterized.

           Taxation of Trust Fractional Certificates. Each holder of a trust fractional certificate (a "trust fractional certificateholder") will be treated as the owner of an undivided percentage interest in the principal of, and possibly a different undivided percentage interest in the interest portion of, each of the assets in a trust. Accordingly, each trust fractional certificateholder must report on its federal income tax return its allocable share of income from its interests, as described below, at the same time and in the same manner as if it had held directly interests in the mortgage assets and received directly its share of the payments on such mortgage assets. Because those interests may represent interests in "stripped bonds" or "stripped coupons" within the meaning of section 1286 of the Code, such interests would be considered to be newly issued debt instruments, and thus to have no market discount or premium, and the amount of original issue discount may differ from the amount of original issue discount on the mortgage assets and the amount includible in income on account of a trust fractional certificate may differ significantly from the amount payable thereon from payments of interest on the mortgage assets. Each trust fractional certificateholder may report and deduct its allocable share of the servicing and related fees and expenses at the same time, to the same extent, and in the same manner as such items would have been reported and deducted had it held directly interests in the mortgage assets and paid directly its share of the servicing and related fees and expenses. A holder of a trust fractional certificate who is an individual, estate or trust will be allowed a deduction for servicing fees in determining its regular tax liability only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds 2 percent of such holder's adjusted gross income and will be allowed no deduction for such fees in determining its liability for alternative minimum tax. Amounts received by trust fractional certificateholders in lieu of amounts due with respect to any mortgage assets but not received from the mortgagor will be treated for federal income tax purposes as having the same character as the payments that they replace.

           Purchasers of trust fractional certificates identified in the applicable prospectus supplement as representing interests in Stripped mortgage assets should read the material under "-- Application of Stripped Bond Rules," "-- Market Discount and Premium" and "-- Allocation of Purchase Price" for a discussion of particular rules applicable to their certificates. A "stripped mortgage asset" means a mortgage asset having a Retained Yield (as that term is defined below) or a mortgage asset included in a trust having either trust interest certificates or more than one class of trust fractional certificates or identified in the prospectus supplement as related to a class of trust certificates identified as representing interests in stripped mortgage assets.

           Purchasers of trust fractional certificates identified in the applicable prospectus supplement as representing interests in unstripped mortgage assets should read the material under "-- Treatment of Unstripped Certificate," "-- Market Discount and Premium," and "-- Allocation of Purchase Price" for a discussion of particular rules applicable to their certificates. Nevertheless, the IRS has indicated that under some circumstances it will view a portion of servicing and related fees and expenses paid to or retained by the master servicer or sub-servicers as an interest in the mortgage assets, essentially equivalent to that portion of interest payable with respect to each mortgage asset that is retained ("Retained Yield"). If such a view were sustained with respect to a particular trust, such purchasers would be subject to the rules set forth under "-- Application of Stripped Bond Rules" rather than those under "-- Treatment of Unstripped Certificates." Saxon Asset Securities Company does not expect any servicing fee or master servicing fee to constitute a retained interest in the mortgage assets; nevertheless, prospective purchasers are advised to consult their own tax advisers with respect to the existence of a retained interest and any effects on investment in trust fractional certificates.

           Application of Stripped Bond Rules. Each trust will consist of an interest in each of the mortgage assets relating thereto, exclusive of the Retained Yield, if any. With respect to each series of certificates McKee Nelson LLP, special counsel to the depositor, will deliver its opinion (unless otherwise limited by the related prospectus supplement) concluding that any Retained Yield will be treated for federal income tax purposes as an ownership interest retained by the owner thereof in a portion of each interest payment on the underlying mortgage assets. The sale of the trust certificates associated with any trust for which there is a class of trust interest certificates or two or more classes of trust fractional certificates bearing different interest rates or of trust certificates identified in the prospectus supplement as representing interests in stripped mortgage assets (subject to certain exceptions which, if applicable, will be stated in the applicable prospectus supplement) will be treated for federal income tax purposes as having effected a separation in ownership between the principal of each mortgage asset and some of or all the interest payable thereon. As a consequence, each stripped mortgage asset will become subject to the "stripped bond" rules of the Code (the "Stripped Bond Rules"). The effect of applying those rules will generally be to require each trust fractional certificateholder to accrue and report income attributable to its share of the principal and interest on each of the stripped mortgage assets as original issue discount on the basis of the yield to maturity of such stripped mortgage assets, as determined in accordance with the provisions of the Code dealing with original issue discount. For a description of the general method of calculating original issue discount, see "REMIC Certificates -- Original Issue Discount." The yield to maturity of a trust fractional certificateholder's interest in the stripped mortgage loans will be calculated taking account of the price at which the holder purchased the certificate and the holder's share of the payments of principal and interest to be made thereon. Although the provisions of the Code and the OID Regulations do not directly address the treatment of instruments similar to trust fractional certificates, in reporting to trust fractional certificateholders such certificates will be treated as a single obligation with payments corresponding to the aggregate of the payments allocable thereto from each of the mortgage assets and the amount of original issue discount on such certificates will be determined accordingly. See "-- Aggregate Reporting."

           Under Treasury regulations, original issue discount determined with respect to a particular stripped mortgage loan may be considered to be zero under the de minimis rule described above, in which case it is treated as market discount. See "-- REMIC Certificates -- Original Issue Discount." Those regulations also provide that original issue discount so determined with respect to a particular stripped mortgage asset will be treated as market discount if the rate of interest on the stripped mortgage asset, including a reasonable servicing fee, is no more than one percentage point less than the unstripped rate of interest. See "-- Market Discount and Premium." The foregoing de minimis and market discount rules will be applied on an aggregate poolwide basis, although it is possible that investors may be required to apply them on a loan-by-loan basis. The loan-by-loan information required for such application of those rules may not be available. See "-- Aggregate Reporting."

           Subsequent purchasers of the certificates may be required to include "original issue discount" in an amount computed using the price at which such subsequent purchaser purchased the certificates. Further, such purchasers may be required to determine if the above described de minimis and market discount rules apply at the time a trust fractional certificate is acquired, based on the characteristics of the mortgage assets at that time.

           Variable Rate Certificates. There is considerable uncertainty concerning the application of the OID Regulations to mortgage assets bearing a variable rate of interest. Although such regulations are subject to a different interpretation, as discussed below, in the absence of other contrary authority in preparing reports furnished to certificateholders, stripped mortgage assets bearing a variable rate of interest (other than those treated as having market discount pursuant to the regulations described above) will be treated as subject to the provisions of the OID Regulations governing variable rate debt instruments. The effect of the application of such provisions generally will be to cause certificateholders holding trust fractional certificates bearing interest at a Single Variable Rate or at a Multiple Variable Rate (as defined above under "-- REMIC Certificates -- Original Issue Discount") to accrue original issue discount and interest as though the value of each variable rate were a fixed rate, which is (a) for each qualified floating rate, such rate as of the closing date (with appropriate adjustment for any differences in intervals between interest adjustment dates), (b) for a qualified inverse floating rate, such rate as of the closing date and (c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the trust fractional certificate. If the interest paid or accrued with respect to a variable rate trust fractional certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or original issue discount, as applicable) to the certificateholder's taxable income for the taxable period or periods to which such difference relates.

           The provisions in the OID Regulations applicable to variable rate debt instruments may not apply to certain adjustable and variable rate mortgage loans, possibly including the mortgage assets, or to stripped certificates representing interests in such mortgage assets. If variable rate trust fractional certificates are not governed by the provisions of the OID Regulations applicable to variable rate debt instruments, such certificates may be subject to the provisions of the Contingent Debt Regulations. The application of those provisions to instruments such as the trust fractional certificates is subject to differing interpretations. Prospective purchasers of variable rate trust fractional certificates are advised to consult their tax advisers concerning the tax treatment of such certificates.

           Aggregate Reporting. The trustee intends in reporting information relating to original issue discount to certificateholders to provide such information on an aggregate poolwide basis. Applicable law is unclear, however, and it is possible that investors may be required to compute original issue discount on a loan-by-loan basis (or on the basis of the rights to individual payments) taking account of an allocation of the investor's basis in the certificates among the interests in the various mortgage assets represented by such certificates according to their respective fair market values. Investors should be aware that after the fact it may not be possible to reconstruct fact sufficient loan-by-loan information should the IRS require a computation on that basis.

           Because the treatment of the certificates under the OID Regulations is both complicated and uncertain, certificateholders should consult their tax advisers to determine the proper method of reporting amounts received or accrued on certificates.

           Treatment of Unstripped Certificates. Mortgage assets in a fund for which there is neither any class of trust interest certificates, nor more than one class of trust fractional certificates, nor any Retained Yield otherwise identified in the prospectus supplement as being unstripped mortgage assets ("unstripped mortgage assets") will be treated as wholly owned by the trust fractional certificateholders of the stated trust. Trust fractional certificateholders using the cash method of accounting must take into account their pro rata shares of original issue discount as it accrues and qualified stated interest (as described in "-- REMIC Certificates -- Original Issue Discount") from unstripped mortgage assets as and when collected by the trustee. Trust fractional certificateholders using an accrual method of accounting must take into account their pro rata shares of qualified stated interest from unstripped mortgage assets as it accrues or is received by the trustee, whichever is earlier.

           Sections 1272 through 1275 of the Code provide generally for the inclusion of original issue discount in income on the basis of a constant yield to maturity. Nevertheless, the application of the OID Regulations to mortgage loans is unclear in certain respects. The OID Regulations provide a de minimis rule for determining whether certain self-amortizing installment obligations are to be treated as having original issue discount. Such obligations have original issue discount if the points charged at origination (or other loan discount) exceed the greater of one-sixth of one percent times the number of full years to final maturity or one-fourth of one percent times weighted average maturity. The OID Regulations treat certain variable rate mortgage loans as having original issue discount because of an initial rate of interest that differs from that determined by the mechanism for setting the interest rate during the remainder of the term of the mortgage loan, or because of the use of an index that does not vary in a manner approved in the OID Regulations. For a description of the general method of calculating the amount of original issue discount see "-- REMIC Certificates -- Original Issue Discount" and "-- Application of Stripped Bond Rules" and "-- Variable Rate Certificates."

           A subsequent purchaser of a trust fractional certificate that purchases such certificate at a cost (not including payment for accrued qualified stated interest) less than its allocable portion of the aggregate of the remaining stated redemption prices at maturity of the unstripped mortgage assets will also be required to include in gross income, for each day on which it holds such trust fractional certificate, its allocable share of the daily portion of original issue discount with respect to each unstripped mortgage asset. That allocable share is reduced, if the cost of such subsequent purchaser's interest in such unstripped mortgage asset exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is such excess and the denominator of which is the sum of the daily portions of original issue discount allocable to such subsequent purchaser's interest for all days on or after the day of purchase. The adjusted issue price of an unstripped mortgage asset on any given day is equal to the sum of the adjusted issue price (or, in the case of the first accrual period, the issue price) of such unstripped mortgage asset at the beginning of the accrual period during which such day occurs and the daily portions of original issue discount for all days during such accrual period prior to such day reduced by the aggregate amount of payments made (other than payments of qualified stated interest) during such accrual period prior to such day.

           Market Discount and Premium. In general, if the Stripped Bond Rules do not apply to a trust fractional certificate, a purchaser of a trust fractional certificate will be treated as acquiring market discount bonds to the extent that the share of such purchaser's purchase price allocable to any unstripped mortgage asset is less than its allocable share of the "adjusted issue price" of such mortgage asset. See "-- Treatment of Unstripped Certificates" and "-- Application of Stripped Bond Rules." Thus, with respect to such mortgage assets, a holder will be required, under section 1276 of the Code, to include as ordinary income the previously unrecognized accrued market discount in an amount not exceeding each principal payment on any such mortgage assets at the time each principal payment is received or due, in accordance with the purchaser's method of accounting, or upon a sale or other disposition of the certificate. In general, the amount of market discount that has accrued is determined on a ratable basis. A trust fractional certificateholder may, however, elect to determine the amount of accrued market discount on a constant-yield-to-maturity basis. This election is made on a loan-by-loan basis and is irrevocable. In addition, the description of the market discount rules under "REMIC Certificates -- Market Discount" and "-- Premium" with respect to
(1) conversion to ordinary income of a portion of any gain recognized on sale or exchange of a market discount bond, (2) deferral of interest expense deductions,
(3) the de minimis exception from the market discount rules and (4) the elections to include in income either market discount or all interest, discount and premium as they accrue, is also generally applicable to trust fractional certificates. Treasury regulations implementing the market discount rules have not yet been issued and investors therefore should consult their own tax advisers regarding the application of these rules.

           If a trust fractional certificate is purchased at a premium, under existing law such premium must be allocated to each of the mortgage assets (on the basis of its relative fair market value). In general, the portion of any premium allocated to unstripped mortgage assets can be amortized and deducted under the provisions of the Code relating to amortizable bond premium.

           The application of the Stripped Bond Rules to stripped mortgage assets will generally cause any premium allocable to stripped mortgage assets to be amortized automatically by adjusting the rate of accrual of interest and discount to take account of the allocable portion of the actual purchase price of the certificate. In that event, no additional deduction for the amortization of premium would be allowed. See "REMIC Certificates -- Market Discount" and "-- Premium" for a discussion of the application of the Premium Regulations.

           Allocation of Purchase Price. As noted above, a purchaser of a trust fractional certificate relating to unstripped mortgage assets will be required to allocate the purchase price therefor to the undivided interest it acquires in each of the mortgage assets, in proportion to the respective fair market values of the portions of such mortgage assets included in the trust at the time the certificate is purchased. The depositor believes that it may be reasonable to make such allocation in proportion to the respective principal balances of the mortgage assets, where the interests in the mortgage assets represented by a trust fractional certificate have a common remittance rate and other common characteristics, and otherwise so as to produce a common yield for each interest in a mortgage asset, provided the mortgage assets are not so diverse as to evoke differing prepayment expectations. Nevertheless, if there is any significant variation in interest rates among the mortgage assets, a disproportionate allocation of the purchase price taking account of prepayment expectations may be required.

           Taxation of Trust Interest Certificates. With respect to each series of certificates McKee Nelson LLP, special counsel to the depositor, will deliver its opinion (unless otherwise limited by the related prospectus supplement) concluding that each holder of a trust interest certificate (a "trust interest certificateholder") will be treated as the owner of an undivided interest in the interest portion ("Interest Portion") of each of the mortgage assets in the related trust. Accordingly, and subject to the discussion below, each trust interest certificateholder is treated as owning its allocable share of the Interest Portion from the mortgage assets, will report income as described below, and may deduct its allocable share of the servicing and related fees and expenses paid to or retained by the related trust at the same time and in the same manner as such items would have been reported under the trust interest certificateholder's tax accounting method had it held directly an interest in the Interest Portion from the mortgage assets, received directly its share of the amounts received with respect to the mortgage assets and paid directly its share of the servicing and related fees and expenses. An individual, estate or trust holder of a trust interest certificate will be allowed a deduction for servicing fees in determining its regular tax liability only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds 2 percent of such holder's adjusted gross income, and will be allowed no deduction for such fees in determining its liability for alternative minimum tax. Amounts, if any, received by trust interest certificateholders in lieu of amounts due with respect to any mortgage asset but not received from the mortgagor will be treated for federal income tax purposes as having the same character as the payment that they replace.

           A trust interest certificate will consist of an undivided interest in the Interest Portion of each of the mortgage assets in the related trust. With respect to each series of certificates, a trust interest certificate will be treated for federal income tax purposes as comprised of an ownership interest in a portion of the Interest Portion of each of the mortgage assets (a "Stripped Interest") separated from the right to receive principal payments and the remainder, if any, of each interest payment on the underlying mortgage asset. As a consequence, the trust interest certificates will become subject to the Stripped Bond Rules. Each trust interest certificateholder will be required to apply the Stripped Bond Rules to its interest in the Interest Portion under the method prescribed by the Code, taking account of the price at which the holder purchased the trust interest certificate. The Stripped Bond Rules generally require a holder of stripped bonds or coupon portions to accrue and report income therefrom daily on the basis of the yield to maturity of such stripped bonds or coupons, as determined in accordance with the provisions of the Code dealing with original issue discount. For a discussion of the general method of calculating original issue discount, see "-- REMIC Certificates -- Original Issue Discount." The provisions of the Code and the OID Regulations do not directly address the treatment of instruments similar to trust interest certificates. In reporting to trust interest certificateholders such certificates will be treated as a single obligation with payment corresponding to the aggregate of the payment allocable thereto from each of the mortgage assets.

           Alternatively, the IRS may require trust interest certificateholders to treat each scheduled payment on each Stripped Interest (or their interests in all scheduled payments from each of the Stripped Interests) as a separate obligation for purposes of allocating purchase price and computing original issue discount.

           The tax treatment of the trust interest certificates with respect to the application of the original issue discount provisions of the Code is currently unclear. Each trust interest certificate will be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Original issue discount with respect to a trust interest certificate must be included in ordinary gross income for federal income tax purposes as it accrues in accordance with a constant yield method that takes into account the compounding of interest and such accrual of income may be in advance of the receipt of any cash attributable to such income. In general, the rules for accruing original issue discount set forth above under "REMIC Certificates -- Original Issue Discount" apply; however, there is no authority permitting trust interest certificateholders to take into account the prepayment assumption in computing original issue discount accruals. See "-- Prepayments" below. For purposes of applying the original issue discount provisions of the Code, the issue price used in reporting original issue discount with respect to a trust interest certificate will be the purchase price paid by each holder thereof and the stated redemption price at maturity may include the aggregate amount of all payments to be made with respect to the trust interest certificate whether or not denominated as interest. The amount of original issue discount with respect to a trust interest certificate may be treated as zero under the original issue discount de minimis rules described above.

           The trustee intends in reporting information relating to original issue discount to certificateholders to provide such information on an aggregate poolwide basis. Applicable law is, however, unclear, and it is possible that certificateholders may be required to compute original issue discount either on a loan-by-loan basis or on a payment-by-payment basis taking account of an allocation of their basis in the certificates among the interests in the various mortgage loans represented by such certificates according to their respective fair market values. The effect of an aggregate computation for the inclusion of original issue discount in income may be to defer the recognition of losses due to early prepayments relative to a computation on a loan-by-loan basis. It may not be possible to reconstruct after the fact sufficient loan-by-loan information should the IRS require a computation on that basis.

           Prepayments. The proper treatment of interests, such as the trust fractional certificates and the trust interest certificates, in debt instruments that are subject to prepayment is unclear. The rules of section 1272(a)(6) of the Code described above require original issue discount to be taken into account on the basis of a constant yield to assumed maturity and actual prepayments to any pool of debt instruments the payments on which may be accelerated by reason of prepayments. The manner of determining the prepayment assumption is to be determined under Treasury regulations, but no regulations have been issued. Trust fractional certificateholders and trust interest certificateholders should consult their tax advisers as to the proper reporting of income from trust fractional certificates and trust interest certificates, as the case may be, in the light of the possibility of prepayment and, with respect to the trust interest certificates, as to the possible application of the Contingent Debt Regulations.

           Sales of Trust Certificates. If a certificate is sold, gain or loss will be recognized by the holder thereof in an amount equal to the difference between the amount realized on the sale and the certificateholder's adjusted tax basis in the certificate. Such tax basis will equal the certificateholder's cost for the certificate, increased by any original issue or market discount previously included in income and decreased by any deduction previously allowed for premium and by the amount of payments, other than payments of qualified stated interest, previously received with respect to such certificate. The portion of any such gain attributable to accrued market discount not previously included in income will be ordinary income, as will gain attributable to a certificate which is part of a conversion transaction or which the holder elects to treat as ordinary. See "REMIC Certificates -- Sales of REMIC Certificates" above. Any remaining gain or any loss will be capital gain or loss if the certificate was held as a capital asset except to the extent that section 582(c) of the Code applies to such gain or loss.

           Trust Reporting. Each holder of a trust fractional certificate will be furnished with each distribution a statement setting forth the allocation of such distribution to principal and interest. In addition, within a reasonable time after the end of each calendar year each holder of a trust certificate who was such a holder at any time during such year will be furnished with information regarding the amount of servicing compensation and such other customary factual information necessary or desirable to enable holders of trust certificates to prepare their tax returns.

           Back-up Withholding. In general, the rules described in "REMIC Certificates-- Back-up Withholding" will also apply to trust certificates.

           Foreign Certificateholders. Payments in respect of interest or original issue discount (including amounts attributable to servicing fees) to a certificateholder who is not a U.S. Person, will not generally be subject to United States withholding tax, provided that the certificateholder (1) does not own, directly or indirectly, 10% or more of, and is not a controlled foreign corporation (within the meaning of section 957 of the Code) related to, each of the issuers of the mortgage assets and (2) provides required certification as to its non-United States status under penalty of perjury. Any withholding tax that does apply may be reduced or eliminated by an applicable tax treaty. Notwithstanding the foregoing, if any such payments are effectively connected with a United States trade or business conducted by the certificateholder, they will be subject to regular United States income tax and, in the case of a corporation, to a possible branch profits tax, but will ordinarily be exempt from United States withholding tax provided that applicable documentation requirements are met.

           See further the discussion of the Withholding Regulations, under "REMIC Certificates--Foreign Investors in REMIC Certificates."

Certificates Classified as Partnership Interests

           Certain arrangements may be treated as partnerships for federal income tax purposes. In such event, the related certificates will characterized, for federal income tax purposes, as Partnership Interests as discussed in the related prospectus supplement. With respect to certificates classified as partnership interests, McKee Nelson LLP, special counsel to the depositor, will deliver its opinion (unless otherwise limited in the related prospectus supplement) concluding that the effect that the arrangement pursuant to which such certificates are issued will be characterized as a partnership and not as an association taxable as a corporation or taxable mortgage pool for federal income tax purposes. The related prospectus supplement will also address any material federal income tax consequences applicable to the holder.

                       STATE AND LOCAL TAX CONSIDERATIONS

           In addition to the federal income tax consequences described above, potential investors should consider the state and local income tax consequences of the acquisition, ownership and disposition of the certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.

           For example, a REMIC or FASIT mortgage pool or Non-REMIC or Non-FASIT trust may be characterized as a corporation, a partnership or some other entity for purposes of state income tax law. Such characterization could result in entity level income or franchise taxation of the REMIC mortgage pool or trust fund formed in, owning mortgages or property in, or having servicing activity performed in a state. Further, REMIC regular certificateholders resident in non-conforming states may have their ownership of REMIC regular certificates characterized as an interest other than debt of the REMIC, such as stock or a partnership interest. Therefore, potential investors should consult their own tax advisers with respect to the various state and local tax consequences of an investment in the certificates.


                              ERISA CONSIDERATIONS

General

           The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements in connection with the investment of plan assets on employee benefit plans and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which these plans, accounts or arrangements are invested, that are subject to Title I of ERISA or to Section 4975 of the Code ("Plans") and on persons who are fiduciaries for those Plans. Some employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to ERISA requirements. Therefore, assets of these plans may be invested in certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal, state and local law. Any of these plans that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

           ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan unless a statutory, regulatory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory, regulatory or administrative exemption is available. These prohibited transactions generally are set forth in Sections 406 and 407 of ERISA and Section 4975 of the Code.

           A Plan's investment in certificates may cause the assets included in a related trust fund to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans, employee benefit plans not subject to ERISA, and entities whose underlying assets include plan assets by reason of a Plan's investment in the entity) is not "significant," both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. To the extent the certificates are treated as equity interests for purposes of DOL regulations Section 2510.3-101, equity participation in a trust fund will be significant on any date if immediately after the most recent acquisition of any certificate, 25% or more of any class of certificates is held by benefit plan investors.

           Any person who has discretionary authority or control respecting the management or disposition of assets of a Plan, and any person who provides investment advice for those assets for a fee, is a fiduciary of the Plan. If the assets included in a trust fund constitute plan assets of an investing Plan, then any party exercising management or discretionary control regarding those assets, such as the servicer or master servicer, may be deemed to be a "fiduciary" of the Plan and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the assets included in a trust fund constitute plan assets, the purchase of certificates by a Party in Interest of the Plan, as well as the operation of the trust fund, may constitute or involve a prohibited transaction under ERISA and the Code.

           The DOL has issued individual exemptions to various underwriters as indicated in the related prospectus supplement (the "Exemption") that generally exempt from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed on those prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions relating to the servicing and operation of mortgage pools and the purchase, sale and holding of certificates underwritten by an underwriter, as defined below, that (1) represent a beneficial ownership interest in the assets of an issuer which is a trust and entitle the holder to pass-through payments of principal, interest and/or other payments made with respect to the assets of the trust fund or (2) are denominated as a debt instrument and represent an interest in the issuer, provided that certain conditions set forth in the Exemption are satisfied.

           For purposes of this Section "ERISA Considerations," the term "underwriter" will include (a) the underwriter specified in the related prospectus supplement, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with that underwriter, and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager for a class of certificates.

           The Exemption sets forth several general conditions that must be satisfied for a transaction involving the purchase, sale and holding of certificates to be eligible for exemptive relief thereunder:

o The acquisition of certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

o Unless the investment pool contains only certain types of assets, such as mortgage loans fully secured by real property (a "Designated Transaction"), the Exemption only applies to certificates evidencing rights and interests not subordinated to the rights and interests evidenced by the other certificates of the trust fund;

o The certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories (four, in a Designated Transaction) by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") (each, a "Rating Agency");

o The trustee may not be an affiliate of any other member of the Restricted Group, as defined below;

o The sum of all payments made to and retained by the underwriter(s) must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the depositor pursuant to the assignment of the assets to the issuer must represent not more than the fair market value of those obligations; and the sum of all payments made to and retained by the master servicer and any other servicer must represent not more than reasonable compensation for that person's services under the related agreement and reimbursement of that person's reasonable expenses in connection therewith;

o The Plan investing in the certificates must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended;

o For certain types of issuers, the documents establishing the issuer and governing the transaction must contain provisions intended to protect the assets of the issuer from creditors of the seller.

           Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may arise under Sections 406(b)(1) and 406(b)(2) of ERISA (as well as from the excise taxes imposed by Sections 4975(a) and 4975(b) of the Code, by reason of Section 4975(c)(1)(E) of the Code) when a fiduciary causes a Plan to invest in an issuer that holds obligations on which the fiduciary (or its affiliate) is an obligor only if, among other requirements: (1) the fiduciary (or its affiliate) is an obligor with respect to no more than five percent of the fair market value of the obligations contained in the trust fund; (2) the Plan's investment in each class of certificates does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition and (3) immediately after the acquisition, no more than twenty-five percent of the assets of any Plan for which the fiduciary serves as a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity; (4) in the case of an acquisition of certificates in connection with their initial issuance, at least 50% of each class of certificates in which Plans have invested and at least 50% of the aggregate interest in the issuer is acquired by persons independent of the Restricted Group; and (5) the Plan is not an Excluded Plan. An "Excluded Plan" is one that is sponsored by a member of the Restricted Group, which consists of the trustee, each underwriter, any insurer of the issuer, the sponsor, each servicer, any obligor with respect to obligations included in the issuer constituting more than 5 percent of the aggregate unamortized principal balance of the assets of the issuer on the date of the initial issuance of certificates, each counterparty in any eligible swap transactions and any affiliate of any such persons.

           A fiduciary of a Plan contemplating purchasing a certificate must make its own determination that the general conditions set forth above will be satisfied for that certificate.

           The rating of a certificate may change. If the rating of a certificate declines below the lowest permitted rating, the certificate will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificate when the certificate had a permitted rating would not be required by the Exemption to dispose of it).

           If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c) (1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of certificates by Plans. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a certificate on behalf of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to the assets of that Excluded Plan.

           Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the trust fund. The depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied for the certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the mortgage pools, provided that the general conditions of the Exemption are satisfied.

           The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if those restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e)(2) of the Code) with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to that person) solely as a result of the Plan's ownership of certificates.

           The Exemption extends exemptive relief to certain mortgage-backed and asset-backed securities transactions that use pre-funding accounts and that otherwise meet the requirements of the exemption. Obligations in an investment pool supporting payments to securityholders, and having a value equal to no more than 25% of the total initial principal balance of the related certificates, may be transferred to the trust fund within the pre-funding period, instead of being required to be either identified or transferred on or before the closing date. The relief is available if the following conditions are met:

                     (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "Pre-Funding Limit") must not exceed 25%.

                     (2) All assets transferred after the closing date (the "Subsequent Assets") must meet the same terms and conditions for eligibility as the original assets used to create the issuer, which terms and conditions have been approved by at least one rating agency.

                     (3) The transfer of the Subsequent Assets to the issuer during the pre-funding period must not result in the certificates that are to be covered by the Exemption receiving a lower credit rating from a rating agency upon termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates by the issuer.

                     (4) The weighted average annual percentage interest rate for all of the assets in the issuer at the end of the pre-funding period must not be more than 100 basis points lower than the average interest rate for the assets transferred to the issuer on the closing date.

                     (5) In order to ensure that the characteristics of the Subsequent Assets are substantially similar to the original assets that were transferred to the issuer:

o the characteristics of the Subsequent Assets must be monitored by an insurer or other credit support provider that is independent of the depositor; or

o an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each rating agency rating the certificates, the underwriter and the trustee) stating whether or not the characteristics of the Subsequent Assets conform to the characteristics described in the related prospectus supplement and/or the related agreement. In preparing this letter, the independent accountant must use the same type of procedures as were applicable to the assets transferred to the issuer as of the closing date.

                     (6) The pre-funding period must end no later than the later of three months or 90 days after the closing date (or earlier if the pre-funding account falls below the minimum level specified in the related agreement or an event of default occurs).

                     (7) Amounts transferred to the pre-funding account and/or the capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments.

                     (8) The prospectus or prospectus supplement must describe:

o the pre-funding account and/or capitalized interest account used in connection with the pre-funding account;

o     the duration of the pre-funding period;

o the percentage and/or dollar amount of the pre-funding limit for the issuer; and

o that the amounts remaining in the pre-funding account at the end of the pre-funding period will be remitted to securityholders as repayments of principal.

                     (9) The related agreement must describe the permitted investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the prospectus supplement, the terms and conditions for eligibility of Subsequent Assets.

           The certificates may have features, such as put option rights or mandatory purchase features, that are not eligible for exemptive relief under the Exemption. In this case, the prospectus supplement related to a series of certificates will identify any additional considerations and conditions for a fiduciary investing assets of a Plan in a class of certificates that includes such features.

           To the extent the certificates are not treated as equity interests for purposes of DOL regulations Section 2510.3-101, a Plan's investment in those certificates ("Non-Equity Certificates") would not cause the assets included in a related trust fund to be deemed Plan assets. However, the depositor, the master servicer, the servicer, the trustee, or underwriter may be the sponsor of or investment advisor with respect to one or more Plans. Because these parties may receive certain benefits in connection with the sale of Non-Equity Certificates, the purchase of Non-Equity Certificates using Plan assets over which any of these parties has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, Non-Equity Certificates may not be purchased using the assets of any Plan if any of the depositor, the servicer, the trustee or underwriter has investment authority for those assets, or is an employee maintaining or contributing to the Plan.

           In addition, certain affiliates of the depositor might be considered or might become Parties in Interest with respect to a Plan. Also, any holder of certificates, because of its activities or the activities of its respective affiliates, may be deemed to be a Party in Interest with respect to certain Plans, including but not limited to Plans sponsored by that holder. In either case, the acquisition or holding of Non-Equity Certificates by or on behalf of that Plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more statutory, regulatory or administrative exemptions such as Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager," PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts, PTCE 91-38, which exempts certain transactions involving bank collective investment funds, PTCE 95-60, which exempts certain transactions involving insurance company general accounts, or PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by certain "in-house" asset managers. It should be noted, however, that even if the conditions specified in one or more of these exemptions are met, the scope of relief provided by these exemptions may not necessarily cover all acts that might be construed as prohibited transactions.

           Any Plan fiduciary that proposes to cause a Plan to purchase certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to that investment, the availability of the exemptive relief provided in the Exemption and the potential applicability of any other prohibited transaction exemption in connection therewith. In particular, a Plan fiduciary that proposes to cause a Plan to purchase certificates representing a beneficial ownership interest in a pool of single-family residential first mortgage loans should consider the applicability of PTCE 83-1, which provides exemptive relief for certain transactions involving mortgage pool investment trusts. The prospectus supplement for a series of certificates may contain additional information regarding the application of the Exemption, PTCE 83-1 or any other exemption, with respect to the certificates offered thereby. In addition, any Plan fiduciary that proposes to cause a Plan to purchase certin types of certificates should consider the federal income tax consequences of that investment.

           Any Plan fiduciary considering whether to purchase a certificate on behalf of a Plan should consult with its counsel regarding the application of the DOL regulations Section 2510.3-101 and the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to that investment.

           The sale of certificates to a Plan is in no respect a representation by the depositor or the underwriter that the investment meets all relevant legal requirements for investments by Plans generally or any particular Plan, or that the investment is appropriate for Plans generally or any particular Plan.

                            LEGAL INVESTMENT MATTERS

           If so specified in the prospectus supplement for a series, the certificates of such series will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations, and insurance companies, as well as trustees and state government employee retirement systems, created pursuant to or existing under the laws of the United States or any state, territory or possession of the United States, including the District of Columbia or Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut off for such enactments, limiting to varying extents the ability of certain entities, in particular, insurance companies, to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the certificates only to the extent provided in such legislation. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in certain classes of the certificates of a series.

           SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage related securities without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in mortgage related securities; and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. Federal credit unions should review National Credit Union Administration (the "NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, effective December 2, 1991, which prohibit federal credit unions from investing in some types of mortgage related securities, possibly including specified series or classes of certificates, except under limited circumstances. The OTS has issued Thrift Bulletin 13a (December 1,
1998), "Management of Interest Rate Risk, Investment Securities and Derivative Activities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any certificates.

           If specified in the prospectus supplement for a series, one or more classes of certificates of the series will not constitute "mortgage related securities" for purposes of SMMEA. In this event, persons whose investments are subject to state or federal regulation may not be legally authorized to invest in such classes of certificates.

           All depository institutions considering an investment in the certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "Policy Statement") of the Federal Financial Institution Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the FDIC, the Office of the Comptroller of the Currency and the Office of Thrift Supervision, effective May 26, 1998, and by the NCUA effective October 1, 1998, among other things, sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational, and legal risks, applicable to all securities used for investment purposes. In addition, depository institutions and other financial institutions should consult their regulators concerning the risk-based capital treatment of any certificates. Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing the certificates of a series.

           Institutions whose investment activities are subject to regulation by federal or state authorities should review the rules, policies and guidelines adopted from time to time by these authorities before purchasing certificates, since some certificates may be deemed unsuitable investments, or may otherwise be restricted, under these rules, policies or guidelines, in some instances irrespective of SMMEA.

           The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investments in securities which are not "interest-bearing" or "income-paying," and, with regard to any book-entry certificates, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

           Prospective investors should consult their own legal advisors in determining whether and to what extent the certificates constitute legal investments for such investors.


                              PLAN OF DISTRIBUTION

           The depositor may sell the certificates offered by this prospectus and by the related prospectus supplement either directly or through one or more underwriters or underwriting syndicates. The prospectus supplement for each series will set forth the terms of the offering of the series and of each class of the series, including the name or names of the underwriters, and either the initial public offering price, the discounts and commissions to the underwriters and any discounts or concessions allowed or reallowed to certain dealers or the method by which the price at which the underwriters will sell the certificates will be determined.

           The certificates of a series may be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters will be subject to certain conditions precedent, and the underwriters will be severally obligated to purchase all the certificates of a series described in the related prospectus supplement if any are purchased. If certificates of a series are offered other than through underwriters, the related prospectus supplement will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and the purchasers of the certificates of the series.

           The place and time of delivery for the certificates of a series in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                              AVAILABLE INFORMATION

           The depositor has filed a registration statement with the Securities and Exchange Commission with respect to the certificates. The registration statement and amendments thereto and the exhibits thereto as well as reports filed with the Commission on behalf of each trust may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional
Offices: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Electronic Data Gathering, Analysis and Retrieval system at the Commission's web site (http:\\www.sec.gov). The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.

           This prospectus does not contain all the information set forth in the registration statement of which this prospectus is a part, or in the exhibits relating thereto, which the depositor has filed with the Commission in Washington, D.C. Copies of the information and the exhibits are on file at the offices of the Commission and may be obtained upon payment of the fee prescribed by the Commission or may be examined without charge at the offices of the Commission. Copies of the agreement for a particular series will be provided to each person to whom a prospectus is delivered upon written or oral request, provided that the request is made to Saxon Asset Securities Company, 4880 Cox Road, Glen Allen, Virginia 23060 ((804) 967-7400).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

           All documents filed with respect to each trust pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus and prior to the termination of the offering of the certificates of the trust under this prospectus shall be deemed to be incorporated into and made a part of this prospectus from the date of filing of those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus. The depositor will provide a copy of any and all information that has been incorporated by reference into this prospectus, not including exhibits to the information so incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this prospectus incorporates, upon written or oral request of any person, without charge to such person, provided that the request is made to the depositor, 4880 Cox Road, Glen Allen, Virginia 23060 ((804) 967-7400).